                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PERFICIENT, INC.
             ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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[X]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: $9,895.5
     (2)  Form, Schedule or Registration Statement No.: PREM14A
     (3)  Filing Party: PERFICIENT, INC.
     (4)  Date Filed: MARCH 16, 2000

                                PERFICIENT, INC.

                      7600-B North Capital of Texas Highway
                               Austin, Texas 78731


                                April 6, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors of Perficient, Inc. ("Perficient"), I cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of Perficient, Inc. The Special Meeting will be held at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas 78731 on May 1, 2000 at 10:00 a.m. The formal notice of the Special Meeting appears on the next page. During the Special Meeting, stockholders who are present will have the opportunity to meet and ask questions of our senior management team.

         THE PROPOSALS. At the Special Meeting, you will be asked to consider the following proposals:

         (1) the issuance of up to 2,200,000 shares of Perficient common stock, par value $.001, to the stockholders of Compete Inc. ("Compete") in a merger under which Compete will become a wholly-owned subsidiary of Perficient; and

         (2) an amendment to Perficient's 1999 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the plan from 700,000 to 1,850,000.

         THE SHARE ISSUANCE. At the Perficient Special Meeting, you will be asked to consider and approve a proposal to authorize the issuance of up to 2,200,000 shares of common stock, par value $.001 per share, of Perficient, to the stockholders of Compete. The shares will be issued in a merger between a wholly owned subsidiary of Perficient and Compete. Compete is an internet consulting firm that employs over fifty professionals from four locations in the United States and abroad.

         Under the merger agreement, shares of Compete common stock and certain options to purchase Compete common stock will be converted in the aggregate into rights to receive 2,200,000 shares of Perficient common stock, plus cash to be paid in lieu of fractional shares, $3,500,000 in cash and $2,527,500 in non-interest bearing promissory notes payable six months from the closing. In addition, other options to purchase up to 446,912 shares of Compete common stock will be converted into options to purchase up to approximately 393,283 shares of common stock of Perficient (assuming a price per share for Perficient common stock of $21.50). Additional options may be converted if we permit Compete to issue such options. The shares of Perficient common stock held by Perficient stockholders immediately prior to the merger will remain unchanged by the merger. If the merger is completed, former Compete stockholders will hold a significant number of shares of Perficient common stock and several Compete officers will assume management positions with Perficient.

         The merger is subject to several conditions, including approval of the share issuance by Perficient stockholders. A summary of the basic terms and conditions of the merger, as well as certain financial and other information relating to Perficient and Compete, are set forth in the accompanying proxy statement. A copy of the merger agreement is attached to the accompanying proxy statement as Appendix A. If the approval of the stockholders of Perficient is received, the merger is expected to be concluded shortly thereafter.

         Our Board of Directors unanimously approved the merger agreement, the merger and the share issuance and recommends that you vote FOR the share issuance in connection with the merger.

         THE OPTION PLAN AMENDMENT. At the Perficient Special Meeting, you will also be asked to consider a proposed amendment to the Perficient 1999 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the employee plan from 700,000 to 1,850,000. This increase is necessary to have options available for grants made to our employees as well as to Compete employees and stockholders and employees of other companies that may be acquired in the future by Perficient. The merger is not conditioned upon the approval by you of this proposed amendment. Our Board of Directors has approved the proposed amendment to the employee plan and recommends that you vote FOR its approval.

         THE SPECIAL MEETING. All stockholders are invited to attend the Special Meeting in person. The share issuance and the amendment to the employee plan require the affirmative vote of a majority of shares of Perficient common stock cast in person or by proxy at the Perficient Special Meeting. Officers, directors and other stockholders of Perficient, owning in the aggregate more than 50% of the issued and outstanding shares of Perficient common stock have agreed to vote their shares in favor of the share issuance. Stockholders are urged to review carefully the information contained in the accompanying proxy statement.

         Whether or not you expect to attend the Perficient Special Meeting in person, please complete, sign and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope to assure representation of your shares. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned you proxy card.

         We believe that interaction between stockholders and management is important and hope that you will be able to attend the Special Meeting. Your interest and support in the affairs of Perficient are appreciated.

         Whether or not you are able to attend the Special Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy card and return it in the envelope provided.

                                             Sincerely,



                                             Steven G. Papermaster
                                             Chairman of the Board

                                PERFICIENT, INC.

                      7600-B North Capital of Texas Highway
                               Austin, Texas 78731

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2000
      --------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Perficient, Inc. ("Perficient") will be held at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas 78731 on May 1, 2000 at 10:00 a.m., for the following purposes:

         (1) To approve the issuance of up to 2,200,000 shares of Perficient common stock in connection with the acquisition of Compete Inc. ("Compete") through a merger (the "Merger") of Compete with and into Perficient Compete, Inc., a subsidiary of Perficient ("Merger Sub"), under an Agreement and Plan of Merger by and among Perficient, the Sub, Compete and the Shareholders of Compete dated as of February 16, 2000 (the "Merger Agreement");

         (2) To approve an amendment to the Perficient 1999 Stock Option/Stock Issuance Plan to increase the number of shares of Perficient common stock underlying the Plan to 1,850,000 shares; and

         (3) To approve such other matters that come before the Special Meeting concerning the Merger and the related matters, or any adjournment thereof, that are required to be approved by the stockholders of Perficient.

         The Board of Directors of Perficient has fixed the close of business on March 30, 2000 as the record date for the determination of stockholders of Perficient entitled to notice of and to vote at the Special Meeting. Only holders of record of Perficient common stock at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. The share issuance, the employee plan amendment and other related matters are more fully described in the accompanying proxy statement and the Appendices thereto, which form a part of this notice and should be read carefully by all stockholders.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

ALL STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors

                                             John A. Hinners
                                             Secretary

April 6, 2000
Austin, Texas

                                PERFICIENT, INC.

                      7600-B North Capital of Texas Highway
                               Austin, Texas 78731

     ---------------------------------------------------------------------
                       PROXY STATEMENT FOR SPECIAL MEETING
     ---------------------------------------------------------------------

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Perficient, Inc., a Delaware corporation ("Perficient"), in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") to be held on May 1, 2000 at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas 78731 at 10:00 a.m., and at any adjournment thereof. This Proxy Statement and the accompanying Notice and Proxy are being mailed to stockholders on or about
April 7, 2000. The principal executive offices of Perficient are located at the address listed above.

         Only stockholders of record at the close of business on the record date, March 30, 2000 (the "Record Date"), will be entitled to vote at the Special Meeting and at all adjournments thereof.

         On the Record Date, there were outstanding and entitled to vote 4,065,047 shares of Perficient's common stock, $.001 par value per share. Each outstanding share of Perficient common stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Perficient common stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Holders of Perficient common stock have no cumulative voting rights.

VOTING OF PROXIES

         If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Special Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the person designated therein (a) "FOR" the approval of the issuance (the "Stock Issuance") of up to 2,200,000 shares of Perficient common stock in connection with the acquisition of Compete Inc. ("Compete") through a merger (the "Merger") of Compete with and into Perficient Compete, Inc., a wholly-owned subsidiary of Perficient (the "Merger Sub"), in accordance with the Agreement and Plan of Merger by and among Perficient, the Merger Sub, Compete and the Shareholders of Compete dated as of February 16, 2000 (the "Merger Agreement"); (b) "FOR" the approval of the amendment (the "Option Plan Amendment") to the Perficient 1999 Stock Option/Stock Issuance Plan (the "Employee Plan ") to increase the number of shares of Perficient common stock underlying the plan to 1,850,000 shares; and (c) "FOR" the approval of such other matters that come before the Special Meeting concerning the Merger and the related matters, or any adjournment thereof, that are required to be approved by our stockholders.

         The Stock Issuance. The Merger Agreement provides for the merger of Compete with and into the Merger Sub, which will then become a wholly owned subsidiary of Perficient. As part of the consideration to be paid in connection with the Merger, the outstanding shares of Compete common stock and certain options to purchase Compete Common Stock that vest on the completion of the Merger, will be converted into the right to receive 2,200,000 shares of Perficient common stock. Cash will be paid in lieu of fractional shares. The Merger Agreement


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provides that Perficient will withhold a total of 1,100,000 of the shares of
Perficient common stock issuable to Compete stockholders in the Merger for a period of one year to cover certain contingencies relating to the retention of employees and to cover the indemnification obligations of the Compete stockholders under the Merger Agreement.

         The Merger is subject to various conditions, including approval of the Stock Issuance by Perficient stockholders. Officers, directors and other stockholders, owning in the aggregate, more than 50% of the issued and outstanding shares of Perficient common stock have agreed to vote their shares in favor of the Stock Issuance. We expect that the Merger will be consummated shortly after all stockholder approvals are obtained. If the Merger is not consummated by July 1, 2000, subject to extension under certain conditions, either party may terminate the Merger Agreement.

         A summary of the material terms and conditions of the Merger, specified financial and other information relating to Perficient and Compete are set forth in this proxy statement. A copy of the Merger Agreement is attached hereto as Appendix A. For a more detailed description of the Stock Issuance and the Merger Agreement, see "Proposal 1 - Approval of Issuance of Shares of Perficient Common Stock in the Compete Merger."

         The Option Plan Amendment. Perficient stockholders will also be asked to consider a proposed amendment to our 1999 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Employee Plan from 700,000 to 1,850,000. This increase will be needed to have options available for grants made to our executive officers, as well as Compete employees and stockholders and employees of other companies that may be acquired in the future. For a more detailed description of the Employee Plan and the Option Plan Amendment, see "Proposal 2 - Approval of Amendment to the 1999 Stock Option/Stock Issuance Plan."

         Perficient stockholder approval of the issuance of up to 2,200,000 shares of Perficient common stock in connection with the acquisition of Compete is required by Nasdaq Rule 4310. This rule provides that stockholder approval is required in connection with the acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% percent of the number of shares outstanding before the issuance of the stock or securities.

         The directors of Perficient and certain stockholders, owning in the aggregate in excess of 50% of the Perficient common stock, have entered into a Voting Agreement whereby they have agreed to vote in favor of the matters before the Special Meeting. Therefore, the approval of the stock issuance and the Option Plan Amendment is assured.

         A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of Perficient, by duly executing and delivering to the Secretary of Perficient a proxy bearing a later date, or by voting in person at the Special Meeting.

         The affirmative vote of the holders of at least a majority of the outstanding shares of Perficient common stock present, in person or by proxy, and voting at the Special Meeting is required for the ratification and approval of, unless otherwise required by the Delaware General Corporation Law or Perficient's Certificate of Incorporation, any and all matters which may be put to a stockholder vote at the Special Meeting. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker. Votes cast, either in person or by proxy, will be tabulated by Continental Stock Transfer & Trust Company, our transfer agent.

STEVEN G. PAPERMASTER                        JOHN T. MCDONALD
Chairman of the Board                        Chief Executive Officer



Proxy Statement dated April 6, 2000, and first mailed to stockholders on April 7, 2000.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PERFICIENT.

                         -------------------------------

         NEITHER THE DELIVERY OF THIS PROXY STATEMENT TO THE PERFICIENT STOCKHOLDERS NOR ANY DISTRIBUTION OF PERFICIENT COMMON STOCK TO THE COMPETE STOCKHOLDERS PURSUANT TO THE MERGER SHALL IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF PERFICIENT OR COMPETE SINCE THE DATE HEREOF.

                           FORWARD LOOKING STATEMENTS

         Some of the statements contained in or considered a part of this proxy statement discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, you can identify these so-called forward-looking statements by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the headings "Risk Factors -- Risks Particular to the Acquisition of Compete," and "Risk Factors -- Risks Particular to Our Business" and otherwise throughout this Proxy Statement.

                                TABLE OF CONTENTS

SUMMARY..................................................................  1
QUESTIONS AND ANSWERS....................................................  8
THE SPECIAL MEETING...................................................... 12
     Date, Time and Place; Matters to Be Considered...................... 12
     Record Date and Voting.............................................. 12
     Share Ownership of Management and Certain Stockholders.............. 13
     Revocability of Proxies............................................. 13
     No Appraisal Rights................................................. 14
     Solicitation of Proxies............................................. 14
PROPOSAL 1 - APPROVAL OF ISSUANCE OF SHARES OF PERFICIENT COMMON STOCK
IN THE COMPETE MERGER.................................................... 14
     General............................................................. 14
     Nasdaq Requirement for Stockholder Approval......................... 14
     Background of the Merger............................................ 15
     Recommendation of Perficient Board of Directors and Reasons for the
       Merger and the Stock Issuance..................................... 17
     Accounting Treatment................................................ 19
     Federal Income Tax Consequences..................................... 19
     Regulatory Matters.................................................. 19
     No Appraisal Rights................................................. 19
     Federal Securities Law Consequences; Resale Registration Statement.. 19
     Fee to Kuhn & Associates............................................ 21
     Listing of Perficient Common Stock to be Issued in the Merger on
       Nasdaq............................................................ 21
     The Merger Agreement................................................ 21
     Selected Historical and Unaudited Pro Forma Combined Financial Data
       of Perficient and Compete......................................... 30
     Comparative Per Share Data.......................................... 36
INFORMATION ABOUT PERFICIENT AND COMPETE................................. 37
     Business of Perficient.............................................. 37
     Business of Compete................................................. 46
     Risk Factors........................................................ 48
         Risks Particular to the Acquisition of Compete.................. 48
         Risks Particular to Our Business................................ 50
     Market Price and Dividend Information............................... 53
     Management's Discussion and Analysis of Financial Condition and
       Results of Operations of Perficient and Compete................... 54
     Security Ownership of Perficient's Management....................... 59
     Management of Perficient............................................ 61
     Compensation of Directors and Executive Officers.................... 64
     Description of Perficient Capital Stock............................. 67
     Experts............................................................. 71
PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE 1999 EMPLOYEE STOCK
OPTION/ISSUANCE PLAN..................................................... 71
     Reasons for the Proposal............................................ 72

     Description of the Employee Plan....................................  72
     Other Stock Option Grants...........................................  74
     Recommendation of our Board.........................................  74
     Expenses of Solicitation............................................  74
OTHER MATTERS............................................................  74
APPENDICES
APPENDIX A - Agreement and Plan of Merger................................  A-i
APPENDIX B - 1999 Stock Option/Stock Inssuance Plan......................  B-1
INDEX TO FINANCIAL STATEMENTS............................................  F-i
FINANCIAL STATEMENT FOR PERFICIENT, INC. ................................  F-1
FINANCIAL STATEMENTS FOR LOREDATA, INC. .................................  F-17
FINANCIAL STATEMENTS FOR COMPETE, INC. ..................................  F-27


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
                                     SUMMARY

         The following is a brief summary of certain information contained elsewhere in this proxy statement. This summary is not intended to be a complete description and is qualified in its entirety by, and should be read in conjunction with, the more detailed information contained elsewhere in this proxy statement and the documents incorporated herein by reference.

THE SPECIAL MEETING (PAGE 12)

         The Special Meeting will be held at 10:00 a.m. on May 1, 2000. At the Special Meeting, Perficient stockholders will be asked to approve the following:

         - The issuance of up to 2,200,000 shares of Perficient common stock in connection with the acquisition of Compete through a merger of Compete with and into the Merger Sub;

         - An amendment to the Perficient 1999 Stock Option/Stock Issuance Plan to increase the number of shares of Perficient common stock underlying the plan to 1,850,000 shares; and

         - Such other matters that come before the Special Meeting concerning the acquisition by merger and the related matters, or any adjournment thereof, that are required to be approved by the stockholders of Perficient.

The Special Meeting will be held at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas 78731. You can vote, or submit a proxy to vote, at the Special Meeting if you were a record holder of Perficient common stock at the close of business on March 30, 2000. You can vote your shares by attending the meeting and voting in person or you can mark the enclosed proxy card with your vote, sign it and mail it in the enclosed return envelope. You can revoke your proxy at any time before it has been voted.

RECORD DATE AND VOTING (PAGE 12)

         Our Board of Directors has fixed March 30, 2000 as the record date for determination of holders of Perficient common stock entitled to notice of and to vote at the Special Meeting. Only holders of record of Perficient common stock at the close of business on the record date will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

         Approval of each of the Stock Issuance and Option Plan Amendment requires the affirmative vote of the majority of the total votes cast regarding each proposal.

PROPOSAL 1 - THE STOCK ISSUANCE

GENERAL (PAGE 14)

         If the Stock Issuance is approved and the Merger is consummated, Compete will merge with and into Merger Sub and become a wholly owned subsidiary of Perficient. As partial consideration for the Merger, the outstanding shares of Compete common stock and certain options to purchase Compete Common Stock will be converted into the right to receive an aggregate of 2,200,000 shares of Perficient common stock and the right to receive cash and a promissory note. Cash will be paid in lieu of fractional shares. The Merger Agreement provides that Perficient will withhold and deposit in escrow one-half of the shares of Perficient common stock issued to Compete stockholders in the Merger to cover certain contingencies relating to the retention of employees and to cover the indemnification obligations of the Compete stockholders under the Merger Agreement.

RISKS RELATED TO THE STOCK ISSUANCE AND THE MERGER (PAGE 48)

         Risks related to the Stock Issuance and the Merger include, among others,

         - immediate and substantial dilution of Perficient stockholders' percentage equity and voting interest

         - ability of the Compete stockholders to influence Perficient following the Merger

         - inability of Perficient to successfully integrate Compete into its operations

         - possible loss of contracts with customers and other third parties

DESCRIPTION OF THE MERGER (page 21)

         The Merger Agreement (page 21)

         The Merger Agreement is included as Appendix A to this Proxy Statement. It is the legal document that governs the Merger.

         Structure of the Merger (page 21)

         The Merger Agreement provides that Perficient will acquire Compete by merger, with Compete being merged into Merger Sub, a wholly owned subsidiary of Perficient. Merger Sub will be the surviving corporation, as a wholly owned subsidiary of Perficient. We hope to complete the Merger as soon as possible following the Special Meeting.

         What We Will Issue In the Merger - The Stock Issuance  (page 21)

         When we complete the Merger, all shares of Compete common stock outstanding and certain options to purchase Compete Common Stock will be converted into the right to receive, among other things, an aggregate of up to 2,200,000 shares of Perficient common stock, one-half of which will be held in escrow subject to the retention of employees and the obligations of the Compete stockholders to indemnify us under certain circumstances. The 2,200,000 shares of Perficient common stock will be allocated among the Compete stockholders in proportion to the number of shares of Compete that each holds. Perficient will pay cash in lieu of any fractional shares. We will also issue options to purchase common stock of Perficient to holders of options to purchase common stock of Compete, that will be exercisable to purchase the number of shares of Perficient Common Stock the option holder would have had had he or she exercised the option in full immediately prior to the Merger and used the cash and amounts due under the notes to buy Perficient Common Stock.

         Some Compete Directors and Officers Will Become Executive Officers of Perficient (page 24)

         When we complete the Merger, a number of Compete officers will become directors and/or members of management of Perficient. Our Board of Directors will appoint Sam J. Fatigato, the Chief Executive Officer of Compete, as Chief Operating Officer of Perficient and as a member of the Board of Directors of Perficient.

         Indemnification (page 25)

         We will make various customary representations and warranties to Compete stockholders, and the Compete stockholders will make various customary representations and warranties to us. The shares deposited into escrow issued by us in the Merger will be held in escrow subject to claims by us.

         Resale Registration Statement (page 19)

         The Perficient common stock issued to Compete stockholders in connection with the Merger will be "restricted securities" which cannot be resold until they are registered under the Securities Act or unless an exemption is available. However, the Merger Agreement provides to the Compete stockholders demand registration rights and piggy back registration rights. The demand registration rights provide that commencing 12 months after the effective time of the Merger, the Compete stockholders can require that Perficient prepare and file a registration statement covering the resale of all of the Perficient common stock by the Compete stockholders, and maintain the effectiveness of the resale registration statement. Compete stockholders that will receive a majority of the shares of Perficient common stock issued in the Merger will be senior officers and/or directors of Perficient and will be subject to resale restrictions even after their stock has been registered under our internal policies regarding sale of shares by officers and directors.

THE COMPANIES (PAGE 37)

PERFICIENT, INC.

7600-B North Capital of Texas Highway
Suite 220
Austin, Texas 78731
Telephone No.:  (512) 306-7337

         We enable high growth Internet software companies to achieve success by providing them virtual professional services organizations (or V-PSOs). V-PSOs allow our partners to focus on their core business of improving and selling their software by outsourcing services delivery to expert, highly scalable Perficient teams that function as an extension of the partner's organization. We employ over 50 information technology professionals (65 total employees) from our New York, New London and London, England facilities. Our partners are leading Internet software "enablers" that provide the platform for building the e-business infrastructure, such as Vignette Corporation, International Business Machines Corp. ("IBM"), Plumtree Software, Inc. and Motive Communications, Inc.

COMPETE, INC.
1019 School Street
Lisle, Illinois 60532
Telephone No.:  (630) 969-1252

         Compete provides Internet consulting services. It has a business model similar to ours in that it has a strong product vendor affinity and low sales costs. Compete employs more than 50 billing professionals from its Chicago area, San Francisco, Raleigh and Auckland, New Zealand facilities. Its partners include IBM, and Integral Systems, Inc.

OUR REASONS FOR THE MERGER (PAGE 17)

         Our Board of Directors considered a variety of factors in approving the Merger Agreement and decided that it would recommend that Perficient stockholders approve the Stock Issuance. The addition of Compete provides us with the following:

         -        a significant increase in revenues

         - a significant increase in qualified information technology consultants

         - a significant diversification of the sources of Perficient's revenues

         -        the addition of experienced members of management

         -        a relationship with IBM

         - two additional United States offices and personnel in two additional locations from which to provide services to our partners and their end-user customers

         -        other advantages discussed below

WHAT PERFICIENT STOCKHOLDERS WILL HOLD AFTER THE MERGER (PAGE 21)

         Perficient stockholders will continue to own their existing shares after the acquisition of Compete. There will be no change to the corporate structure of Perficient. Perficient stockholders should not send in their stock certificates in connection with the Merger.

WHAT COMPETE STOCKHOLDERS WILL RECEIVE AS PART OF THE MERGER (PAGE 21)

         As part of the Merger, Compete stockholders and certain holders of vested Compete stock options will receive $3,500,000 in cash, promissory notes in the aggregate amount of $2,527,000 and the right to receive up to 2,200,000 shares of Perficient common stock in exchange for each share of Compete common stock or Compete stock option they own. The amount that Compete's Stockholders will receive may be reduced if Compete's net working capital at the Closing is below certain amounts.

OWNERSHIP OF PERFICIENT AFTER THE MERGER (PAGE 21)

         We will issue approximately 2,200,000 shares of Perficient common stock to Compete stockholders as part of the consideration to be paid in connection with the Merger and we will grant stock options to Compete's employees. Based on that number, following the Merger, Compete stockholders, including optionees who were not shareholders prior to the Merger, will own approximately 35% of the outstanding shares of Perficient common stock (assuming all Perficient and Compete stock options are exercised) and the pre-merger holders of Perficient common stock will hold the remaining 65% of the outstanding shares of Perficient common stock. This information is based on the number of shares of Perficient common stock outstanding on February 29, 2000 and a price on the Closing Date of Perficient's stock at $21.50.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER (PAGE 21)

         The directors and executive officers of Perficient do not have any substantial interest, direct or indirect, by security holdings or otherwise in Compete.

CONDITIONS TO THE MERGER (PAGE 26)

         The Merger will be completed if certain conditions, including the following are met:

         - receipt of all required consents and approvals from government and other agencies;

         - the approval of the stockholders of Perficient to the Stock Issuance at or prior to the effective time;

         - Sam J. Fatigato having been appointed to the Board of Directors of Perficient at or prior to the effective time; and

         - receipt of other customary contractual conditions set forth in the Merger Agreement.

         If legally permitted, Perficient or Compete may each waive conditions for the benefit of their respective company and stockholders and complete the Merger even though one or more of these conditions has not been met. We cannot assure you that the conditions will be satisfied or waived or that the Merger will occur.

TERMINATION OF THE MERGER AGREEMENT (PAGE 27)

         The Merger Agreement may be terminated and the Merger abandoned at any time prior to the completion of such Merger under the following conditions:

         - By mutual consent of Perficient and Compete upon the vote of a majority of the members of each company's Board of Directors;

         - By either Perficient or Compete if the other party has materially breached any of the representations, warranties, covenants or agreements set forth in the Merger Agreement.; or

         - By either Perficient or Compete if the Merger is not completed by July 1, 2000 subject to our right to extend the time by up to 30 days under certain limited circumstances.

TERMINATION FEES AND EXPENSES (PAGE 28)

         If Compete terminates the Merger Agreement and abandons the Merger solely because Perficient failed to obtain the necessary stockholder approval at the Special Meeting, Perficient must pay Compete the amount of its total costs incurred in connection with the transaction, including legal and accounting expenses, within two business days of the termination. If the transaction is not completed for any other reason, Perficient and Compete will bear their own costs and expenses.

REGULATORY APPROVALS (PAGE 19)

         There are no federal or state regulatory requirements applicable to the Merger. Additionally, no federal or state regulatory approvals must be obtained in connection with the Merger.

ACCOUNTING TREATMENT (PAGE 19)

         The Merger of Compete with and into the Merger Sub shall be accounted for by the purchase method of accounting.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES (PAGE 19)

         The Merger will not result in any federal income tax consequences to Perficient stockholders. The Merger will result in federal income tax consequences to Compete stockholders to the extent that the cash proceeds received as part of the Merger will be taxed at the same rate as capital gains.

NO APPRAISAL RIGHTS (PAGE 19)

         While Section 262 of the Delaware General Corporation Law provides appraisal rights (sometimes referred to as "dissenters' rights") to stockholders of a Delaware corporation in certain situations, these appraisal rights are not available to the stockholders of Perficient in connection with this proposed acquisition of Compete.

         OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE MERGER IS IN THE BEST INTERESTS OF PERFICIENT AND ITS STOCKHOLDERS AT LARGE. OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ISSUANCE OF SHARES OF PERFICIENT'S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT AND HAS DIRECTED THAT SUCH ISSUANCE BE SUBMITTED TO THE STOCKHOLDERS OF PERFICIENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE STOCK ISSUANCE.

PROPOSAL 2 - THE EMPLOYEE OPTION PLAN AMENDMENT (PAGE 71)

         Perficient stockholders are being asked to approve an amendment to our 1999 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Option Plan from 700,000 to 1,850,000 shares of Perficient common stock. This increase will be needed to have options available for grants made to our employees as well as Compete employees and employees of other companies that may be acquired in the future. With our recent acquisitions and the proposed Merger, our number of employees has grown or will grow significantly, and we need additional options to grant to employees to serve as an incentive for superior performance.

         Approval of the Option Plan Amemdment is not a condition to the Closing of the Merger. However, it will be necessary for the Company to have sufficient stock options to grant to Compete employees, as provided for in the Merger Agreement.

         OUR BOARD OF DIRECTORS BELIEVES THAT THE OPTION PLAN AMENDMENT IS IN THE BEST INTERESTS OF PERFICIENT AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION PLAN AMENDMENT.

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THESE MATERIALS?

A. We have entered into an agreement with Compete to acquire Compete by merger into our subsidiary by exchanging Perficient common stock, cash and notes for all of the outstanding stock of Compete held by its stockholders. Each of Perficient's and Compete's respective Boards of Directors and Compete's Stockholders have approved the Merger Agreement. To accomplish the Merger, we will be issuing in excess of 20% of the outstanding Perficient common stock. Under the rules of the Nasdaq SmallCap Market, current Perficient stockholders must approve the issuance of these additional shares. We are sending you these materials to help you decide whether to approve the Stock Issuance. Additionally, we are requesting approval of an amendment to the Company's current Employee Plan.

Q.       WHEN IS THE SPECIAL MEETING?

A. The Special Meeting will take place on May 1, 2000 at 10:00 a.m. central standard time.

Q.       WHAT WILL COMPETE STOCKHOLDERS RECEIVE IN THE MERGER?

A. As part of the merger of Compete with and into Merger Sub, Compete stockholders and certain holders of stock options that vest because of the Merger will receive in the aggregate, $3,500,000 in cash, promissory notes in the amount of $2,527,500 and 2,200,000 shares of Perficient Common Stock. On a per share basis, each Compete shareholder (or vested option holder, as the case may be) will receive approximately $1.24 cash per share, a promissory note in the amount of $0.89 and the right to receive 0.78 shares of Perficient common stock in exchange for each share of Compete common stock they own.

Example:

         - If a person currently owns 100,000 shares of Compete common stock, then after the merger he will receive approximately $124,000 in cash, a promissory note in the amount of $89,000, and 78,000 shares of Perficient common stock.

         - On February 29, 2000 the closing price of Perficient common stock on the Nasdaq SmallCap Market was $21.50. Applying the
                  0.78 exchange ratio, on that date, each holder of Compete common stock would be entitled to receive Perficient common stock with a market value of approximately $16.77 for each share of Perficient common stock. However, the market price for Perficient common stock is likely to change between now and the merger. You are urged to obtain current price quotes for Perficient common stock.

         The consideration paid to the Compete shareholders may be reduced according to a formula depending upon the value of certain of Compete's assets on the Closing Date. Perficient will not issue fractional shares. Instead, holders of Compete common stock will receive cash for any fractional shares of Perficient common stock owed to them based on the market value of Perficient common stock on the last trading day before the Merger occurs.

Q.       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A. We are working toward completing the Merger as quickly as possible. We hope to complete the Merger by May 1, 2000. If the Merger is not completed by July 1, 2000, subject to certain extension provisions in the Merger Agreement, either party may terminate the Merger Agreement.

Q. DOES THE PERFICIENT BOARD OF DIRECTORS RECOMMEND VOTING IN FAVOR OF THE STOCK ISSUANCE?

A. Our Board of Directors has unanimously determined that the Stock Issuance is fair to and in the best interests of the Perficient stockholders, and unanimously recommends that stockholders vote FOR the approval of the Stock Issuance and the transactions contemplated thereby.

Q.       HOW WILL THE STOCK ISSUANCE AFFECT MY OWNERSHIP OF PERFICIENT?

A. You will have the same number of shares of Perficient common stock you presently have, with substantially all of the rights you now hold. However, your shares will represent a significantly smaller percentage of the total shares of the combined company that will be outstanding after all of the shares are issued pursuant to the Stock Issuance, as compared to your current percentage ownership in Perficient. After the Merger, however, Perficient will have significantly more resources than does the current Perficient, including twice the number of revenue-generating information technology consultants, a diversified revenue base, a relationship with IBM personnel, four additional locations in the United States and abroad who can provide services and additional experienced management.

Q.       WHO CAN VOTE ON THE STOCK ISSUANCE AND THE OPTION PLAN AMENDMENT?

A. Holders of Perficient common stock at the close of business on March 30, 2000, the Record Date relating to the Meeting, may vote on the Stock Issuance and the Option Plan Amendment.

Q.       WHAT DO I NEED TO DO NOW?

A. Read this Proxy Statement. Then, if you choose to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Special Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or "revoking" your proxy right up to the day of the Special Meeting, and you will ensure that your shares get voted if you later find you are unable to attend. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the Stock Issuance and FOR the Option Plan Amendment.

Q.       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A. Yes. You can change your vote at any time before the vote is taken at the Special Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary of Perficient at 7600-B North Capital of Texas Highway, Suite 220, Austin, Texas 78731. We must receive the notice or new proxy card before the vote is taken at the Special Meeting. Third, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Q. IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

A. YOUR BROKER WILL VOTE YOUR SHARES ONLY IF YOU TELL THE BROKER HOW TO VOTE. TO DO SO, FOLLOW THE DIRECTIONS YOUR BROKER PROVIDES. WITHOUT INSTRUCTIONS, YOUR BROKER WILL NOT VOTE YOUR SHARES AND THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE SHARE ISSUANCE AND A VOTE AGAINST THE APPROVAL OF THE OPTION PLAN AMENDMENT.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the Special Meeting or the Stock Issuance, or the Option Plan Amendment you should contact:

Perficient
7600-B North Capital of Texas Highway
Austin, Texas 78731
Attention:  John A. Hinners, Secretary

                               THE SPECIAL MEETING

         This proxy statement is first being mailed or delivered by Perficient to its stockholders on or about April 7, 2000 and is accompanied by the notice of the Special Meeting and a form of proxy that is solicited by the Perficient Board of Directors for use at the Special Meeting and at any adjournments or postponements thereof.

DATE, TIME AND PLACE; MATTERS TO BE CONSIDERED

         The Special Meeting is scheduled to be held on May 1, 2000, at 10:00 a.m. local time at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas 78731. At the Special Meeting, Perficient stockholders will be asked to consider and approve:

         -        the Stock Issuance;

         -        the Option Plan Amendment; and

         - such other matters as may properly be submitted to a vote at the Special Meeting.

         Approval of the Stock Issuance by the Perficient stockholders is a condition to the Merger.

RECORD DATE AND VOTING

         Our Board of Directors has fixed March 30, 2000 as the record date for determination of holders of Perficient common stock entitled to notice of and to vote at the Special Meeting. Only holders of record of our common stock at the close of business on the record date, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On March 30, 2000, there were issued and outstanding, and entitled to vote, 4,065,047 shares of Perficient common stock.

         Each holder of our common stock of record on such date will be entitled to one vote on all matters to be voted upon at the Special Meeting. Holders of a majority of the common stock represented at the Special Meeting may approve all of the proposals submitted to the stockholders.

         A quorum consists of a majority of our outstanding common stock represented in person or by proxy and entitled to vote at the Special Meeting. Any stockholder present in person or by proxy who abstains from voting on any particular matter will be counted in determining whether or not a quorum is present. For purposes of voting on the matters described in this proxy statement, at any meeting of stockholders at which a quorum is present, the required vote is as follows:

         - the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting and voting is required to approve the Stock Issuance and the Option Plan Amendment and in such a case, the aggregate number of votes cast by all stockholders present in person or by proxy will be used to determine whether a motion will carry,

         If the enclosed proxy card is executed properly and received by Perficient by May 1, 2000 in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED "FOR" THE STOCK ISSUANCE AND THE OPTION PLAN AMENDMENT.

         Our Board of Directors is not aware of any matters other than the Stock Issuance and the Option Plan Amendment that may be properly brought before the Special Meeting. If any other matters properly come before the Special Meeting or any adjournments or postponements of the Special Meeting and are voted on, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of Perficient.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

         On the Record Date, Perficient directors, executive officers, certain Perficient employees and their affiliates owned and were entitled to vote 2,215,892 shares of Perficient common stock, or approximately 55% of the shares of Perficient common stock outstanding on the Record Date.

         The directors of Perficient and certain stockholders, owning in the aggregate in excess of 50% of the Perficient common stock have entered into a Voting Agreement in which they have agreed to vote in favor of the matters before the Special Meeting.

REVOCABILITY OF PROXIES

         The accompanying form of proxy is for use at the meeting if a holder of Perficient common stock is unable to attend in person. The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

         - delivering to John Hinners, Secretary, Perficient, Inc., 7600-B North Capital of Texas Highway, Suite 220, Austin, Texas a written notice of revocation prior to the Special Meeting or a duly executed proxy bearing a later date or

         -        attending the Special Meeting and voting in person.

         All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted in the manner specified therein.

NO APPRAISAL RIGHTS

         Under the Delaware general corporation law, the stockholders of Perficient are not entitled to appraisal rights with respect to the issuance of shares of Perficient in connection with the Stock Issuance or any other matters addressed herein.

SOLICITATION OF PROXIES

         The costs of soliciting proxies in the form enclosed herewith will be borne entirely by Perficient. In addition to the solicitation of proxies by mail, proxies may be solicited by our officers and directors and our regular employees, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of our common stock and normal handling charges may be paid for such forwarding services.

         PROPOSAL 1. APPROVAL OF ISSUANCE OF SHARES OF PERFICIENT COMMON STOCK
                     IN THE COMPETE MERGER

GENERAL

         The Merger Agreement provides that, at the effective time, Compete will merge with and into Merger Sub, whereupon Compete will become a wholly-owned subsidiary of Perficient and Compete's common stock and options to purchase Compete common stock that vest as a result of the Merger will be converted into, among other things, the right to receive, without interest, a number of shares of Perficient common stock equal to 2,200,000 shares of Perficient common stock (or options to purchase Perficient common stock in the case of the vested option holders), $3,500,000 in cash and $2,527,500 in non-interest bearing promissory notes payable six months from the Closing. Cash will be paid in lieu of fractional shares. At the effective time, each issued and outstanding share of Compete common stock will be converted into 0.78 shares of Perficient common stock.

         Based upon the number of shares of Perficient common stock outstanding as of March 30, 2000, the former holders of Compete common stock will hold approximately 35% of the total outstanding shares of Perficient.

NASDAQ REQUIREMENT FOR STOCKHOLDER APPROVAL

         The Nasdaq SmallCap Market ("Nasdaq") regulations require that we obtain approval of our stockholders in connection with a transaction, other than a public offering, involving the sale or issuance by us of common stock (or securities convertible into, or exercisable for, common stock) equal to 20% or more of the common stock, or 20% or more of the voting power of our securities, which were outstanding before the issuance of the common stock in connection with the Merger. As a result, even though the Stock Issuance is not required to be approved by Perficient's stockholders under the terms of the Delaware General Corporation Law, such stockholder approval is required under the regulations of Nasdaq to which Perficient is subject. A majority of the total votes cast in person or by proxy at the Special Meeting are required to approve the Stock Issuance.

BACKGROUND OF THE MERGER

         On November 15, 1999, we retained Kuhn & Associates to assist us in identifying potential acquisition candidates that complement our business model and fit our stated acquisition plan.

         On November 16, 1999, Ryan Kuhn of Kuhn & Associates identified Compete as a potential acquisition candidate for us.

         On December 2, 1999, Mr. Kuhn contacted Sam J. Fatigato, the Chairman and Chief Executive Officer of Compete, to inquire as to the interest of Compete and its stockholders in engaging in a transaction with us.

         On December 9, 1999, Mr. Kuhn mailed to Mr. Fatigato information with respect to Perficient and a description of the characteristics that we were seeking in an acquisition partner.

         On December 16, 1999, Mr. Kuhn met for the first time with members of management of Compete, including Mr. Fatigato, and Matthew Clark, the Chief Financial Officer of Compete. At the meeting, Mr. Kuhn discussed with Messrs. Fatigato and Clark the results of operations of Compete, its projected performance and the business models incorporated in such analysis.

         On December 16, 1999, following his meeting with Compete, Mr. Kuhn had a telephone meeting with Andrew Roehr, the Chief Technology Officer of Perficient, to review with him the information that he had received and analyzed. Messrs. Fatigato and Clark participated in such call and responded to questions from Mr. Roehr. At this meeting, each party expressed the view that the network architectures, business strategies and management teams of the respective companies were compatible and that a merger should be further explored.

         On December 16, 1999, Mr. Roehr also met with Mr. Fatigato and Joseph Klewicki, a Compete executive, in Chicago, Illinois to discuss further the compatibility of Perficient and Compete.

         From December 16, 1999 through December 31, 1999, Mr. Roehr and other members of the Perficient management team requested copies of financial and other information from the management of Compete and reviewed and analyzed such information.

         On December 30, 1999, an expanded meeting occurred in Chicago between several members of management of both Perficient and Compete. Present at such meeting were Messrs. Fatigato and Clark and Eric Simone, Robert Anderson and Andrew Sweet from Compete and Mr. Roehr and John T. McDonald, the Chief Executive Officer of Perficient. The parties discussed, on a more detailed level, the potential terms of an acquisition transaction.

         Between January 6 and 12, 2000, the parties outlined a detailed framework of how the two companies could fit together structurally, including functional areas of responsibility.

         On January 10, 2000, Mr. McDonald contacted the members of our Board of Directors to notify them of the discussions that were taking place with respect to Compete.

         On January 11, 2000, our Board of Directors received from Mr. McDonald a package containing financial and other information with respect to Compete.

         On January 11, 2000 the first draft of a Letter of Intent, which outlined proposed terms of a merger, was delivered by Mr. McDonald to Mr. Fatigato.

         On January 12, 2000, Messrs. Fatigato, Clark, Simone and Klewicki met in Austin, Texas with Mr. McDonald and John Hinners, the Chief Financial Officer of Perficient, to complete the negotiations of the Letter of Intent. The Letter of Intent was signed on January 12, 2000, subject to the approval of Perficient's Board of Directors, and both parties commenced various reviews of each other's operations, businesses and finances.

         On January 14, 2000, our Board of Directors met to discuss the proposed transaction with Compete. At the meeting, Mr. McDonald presented to the Board a description of the business of Compete, including a description of the members of management and their qualifications, the locations of Compete's offices, and the partners and business relationships of Compete. Mr. McDonald also presented to the Board a review of the financial statements and the results of operations of Compete. Mr. McDonald reviewed with the Board the proposed terms of the Merger and reviewed a copy of the proposed Letter of Intent. Finally, Mr. McDonald reviewed with the Board the rationale and benefits to Perficient of the proposed Merger.

         From January 12, 2000 through the date that the Merger Agreement was signed, there were numerous meetings held between representatives of Perficient and Compete to negotiate the Merger Agreement and the related documents. In addition, during such time, Perficient completed its due diligence investigation into the business affairs of Compete.

         From January 6 to 12, 2000, representatives of Perficient and Compete met to discuss and plan the integration of the operating networks of each company. On January 12, 2000 members of the senior management of each company met to plan technical and operational integration activities. During January and February, each company conducted on-site reviews of the other's operational centers.

         During the period from January 12, 2000 to February 17, 2000, representatives of Perficient and Compete, including their counsel and accountants, had several meetings, in person or by telephone, to discuss the Merger and to prepare and negotiate a definitive merger agreement. These meetings also included discussions of:

         -        the structure of the transaction;

         -        tax and accounting treatment;

         -        preparation of the requisite financial statements; and

         -        similar matters.

         On February 16, 2000, Perficient and Compete executed the Merger Agreement. A press release announcing the Merger was released.

         We filed this proxy statement on March 16, 2000 on a preliminary basis and on April 7, 2000 on a definitive basis.

RECOMMENDATION OF THE PERFICIENT BOARD OF DIRECTORS AND REASONS FOR THE MERGER AND THE STOCK ISSUANCE.

         On January 12, 2000, our Board of Directors concluded unanimously that the Merger was in the best interests of Perficient and our stockholders, authorized and approved the Merger, the Merger Agreement and the issuance of shares of Perficient common stock in connection with the Merger, and recommended that its stockholders approve the Stock Issuance.

         The decision of our Board of Directors was based upon potential benefits of the Merger, including the following:

         - the advantages of a strategic combination with Compete, which would result in a combined company with a substantially greater base of service providers, marketing opportunities and resources;

         -        a significant increase in revenues;

         -        a significant diversification of the sources of our revenues;

         -        a relationship with IBM;

         - the expansion of our international services business, particularly the addition of capacity in some key geographic areas;

         - the business, reputation and capabilities of the management of Compete, as well as the compatibility of the management teams, business models and corporate cultures of Perficient and Compete;

         - the addition of experienced members of Compete's management to the combined company;

         - the addition of experienced information technology professionals; and

         - the achievement of operating and revenue efficiencies as a result of the Merger.

         In its evaluation of the Merger, our Board reviewed several factors, including the following:

         - historical information concerning Perficient's and Compete's respective businesses, financial performance and condition, operations and management;

         -        the status and quality of Compete's relationship with IBM;

         -        Compete's backlog of services business;

         - Our management's view of the financial condition, results of operations and businesses of Perficient and Compete before and after giving effect to the Merger and information regarding the Merger's effect on stockholder value;

         - reports from management and accounting advisors as to the results of the due diligence investigation of Compete;

         - the potential impact of the Merger on our clients, employees, suppliers, licensors, licensees and other business partners; and

         - the potential impact of the Merger on our business, including economies of scale, compatibility of the networks and management and consolidation of operating centers.

         In its deliberations concerning the Merger, our Board of Directors also considered various additional risks and uncertainties, including:

         - the risk of immediate and substantial dilution of the percentage equity and voting interest of Perficient;

         - the risk that the Compete stockholders may be able to significantly influence Perficient following the Stock Issuance; and

         - the risk that we may not be able to successfully integrate Compete into our operations.

These risks are described in more detail under "Risks Particular to the Acquisition of Compete" below. Our Board concluded that, on balance, the potential benefits of the Merger and Stock Issuance to us and our stockholders significantly outweigh the risks associated with the Merger and Stock Issuance. The discussion of the information and factors considered by our Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger and the Stock Issuance, our Board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. After careful consideration, our Board of Directors has unanimously determined the Merger Agreement, the Merger and the Stock Issuance to be advisable and fair to and in the best interests of Perficient and its stockholders.

ACCOUNTING TREATMENT

         The merger between the Merger Sub and Compete shall be accounted for as a "purchase." Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, including estimated fees and expenses related to the Merger, over the net assets acquired is classified as goodwill on the unaudited pro forma combined condensed balance sheet included in this Proxy Statement. The estimated fair values and useful lives of assets acquired and liabilities assumed are based on a preliminary valuation and are subject to final valuation adjustments which may cause certain of the intangibles to be amortized over a shorter life than the goodwill amortization period of 20 years.

FEDERAL INCOME TAX CONSEQUENCES

         The Merger will not result in any federal income tax consequences to Perficient stockholders. The Merger is intended to qualify as a tax free reorganization. However, the Merger will result in federal income tax consequences to Compete stockholders to the extent that the cash proceeds received as part of the Merger will be taxed at the same rate as capital gains. Perficient will assume the tax liability for the conversion of Compete from the cash basis to the accrual basis of accounting for tax purposes. The Merger Consideration contains an adjustment for this amount. Compete and Perficient have also agreed that Compete's shareholders will remain individually responsible for the income tax liabilities incurred, as shareholders of an S-corporation, until the date after the Merger subject to a cap. Compete's shareholders shall be permitted to take tax distributions to offset these tax liabilities, if certain financial targets of Compete are met.

REGULATORY MATTERS

         There are no federal or state regulatory requirements applicable to the Merger. Additionally, no federal or state regulatory approvals must be obtained in connection with the Merger.

NO APPRAISAL RIGHTS

         While Section 262 of the Delaware General Corporation Law provides appraisal rights (sometimes referred to as "dissenters' rights") to stockholders of Delaware corporations in certain situations, these appraisal rights are not available to the stockholders of Perficient in connection with this proposed Merger.

FEDERAL SECURITIES LAW CONSEQUENCES; RESALE REGISTRATION STATEMENT

         The shares of Perficient common stock to be issued in connection with the Merger have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and therefore will be "restricted securities" which cannot be resold in the United States unless they are registered under the Securities Act or unless an exemption from registration is available. In general, restricted securities may be sold in the public market only if registered under the Securities Act or sold in compliance with Rule 144 under the Securities Act. Under Rule 144 as currently in effect, any person (or persons whose shares are aggregated) who has beneficially owned restricted securities for at least one year is entitled to sell, within any three-month period, a number of those securities that does not exceed the greater of 1% of the then-outstanding shares of the issuer in the same class or the average weekly trading volume in the public market during the four calendar weeks preceding the filing of the seller's Form 144 on the date of sale, provided that certain requirements concerning the availability of public information concerning the issuer, the manner of sale and the filing of the seller's Form 144 are satisfied. A person who is not an affiliate, has not been an affiliate within three months prior to the sale and has beneficially owned restricted securities for at least two years is entitled to sell those securities under Rule 144(k) without regard to any of the other limitations described above. Rule 144 also provides that affiliates who are selling shares that are not restricted securities must nonetheless comply with the same restrictions applicable to restricted securities with the exception of the holding period requirement.

         Each Compete stockholder has agreed to refrain for a one-year period beginning on the closing date of the merger to refrain from (a) selling, offering to sell, contracting to sell, granting any option to sell, any shares of Perficient common stock received in connection with the merger or securities convertible into or exchangeable for shares of Perficient common stock; (b) proposing, or publicly disclosing an intent to propose, any of the foregoing; or
(c) assisting or advising any other persons or entities in connection with the foregoing. However the foregoing prohibition does not apply to (i) private sales by the estate of any Compete stockholder upon the death of such stockholder but only to the extent of estate tax liability related to the transfer of the shares upon the death of the stockholder, and (ii) sales upon the exercise of piggy-back registration rights, if and only if, certain current stockholders of Perficient who are officers or directors of Perficient participate in any such public offering.

         Under the Merger Agreement, we have granted to the Compete stockholders demand and piggy back registration rights. In accordance with the demand registration rights, at the request of a majority of the Compete stockholders, we will be obligated to prepare and file, after 12 months following the effective time of the Merger, a registration statement covering the resale by the Compete stockholders of the Perficient common stock issued to them in connection with the Merger (the "Resale Registration Statement"). We have further agreed to use our reasonable best efforts to cause the Resale Registration Statement to be declared effective and to keep the Resale Registration Statement continuously effective until the earlier of (1) the date on which the Compete stockholders have disposed of all shares of Perficient common stock issued to them in connection with the Merger or (2) the date the Perficient common stock issued to them is otherwise eligible for public resale under applicable securities laws. We have also agreed, if necessary during the time that the Resale Registration Statement is required to be maintained effective, to amend or supplement the Resale Registration Statement when required by the registration form or the instructions applicable to such form, or by the Securities Act or the rules and regulations thereunder, and the Compete stockholders have agreed, subject to certain limitations, to discontinue disposition of the Perficient common stock covered by the Resale Registration Statement until appropriate amendments or supplements have been received by them. Certain Compete stockholders that will receive a majority of the shares of Perficient common stock issued in the Merger will be senior officers and/or directors of Perficient and will be subject to resale restrictions even after their stock has been registered under our internal policies regarding sale of shares by officers and directors. We will pay all expenses incurred in preparing and filing the Resale Registration Statement. We have agreed to register on From S-8 the shares of Perficient common stock issuable upon conversion of all Compete options being assumed and converted under the terms of the Merger Agreement.

FEE TO KUHN & ASSOCIATES

         In connection with this transaction, we have agreed to pay to Kuhn & Associates a fee for their services rendered in identifying Compete as an acquisition candidate. The fee is payable, one-half in cash and one-half in common stock at the closing in accordance with a formula. Assuming a price of our Common Stock of $21.50, Kuhn & Associates would be entitled to receive at the closing of the Merger, $366,638 and 17,053 shares of our Common Stock.

LISTING OF PERFICIENT COMMON STOCK TO BE ISSUED IN THE MERGER

         We have agreed to file a Notification for Additional Listing of Shares with The Nasdaq SmallCap Market and the Boston Stock Exchange so that the shares of Perficient common stock to be issued in the Merger will be included for quotation on The Nasdaq Stock Market, subject to official notice of issuance.

                              THE MERGER AGREEMENT

STRUCTURE: EFFECTIVE TIME

         The Merger Agreement contemplates the merger of Compete with and into Perficient Compete (the "Merger Sub"), with the Merger Sub surviving the merger as a wholly-owned subsidiary of Perficient and continuing its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of Compete will terminate. The Merger will become effective on the date of filing of certificates of merger with the Secretary of State of the State of Delaware and with the Secretary of State of the State of Illinois (or at such later date as is specified in the certificates of merger), which is expected to occur as promptly as possible, but in no event later than the third business day after all of the conditions precedent to the merger have been satisfied or waived.

MERGER CONSIDERATION

         Perficient intends to acquire all of the outstanding shares of Compete common stock through a Merger of Compete with and into the Merger Sub, a wholly-owned subsidiary of Perficient.

         The total consideration to be paid by Perficient in connection with the Merger consists of (i) $3,500,000 in cash, (ii) $2,527,500 in non-interest bearing promissory notes that are due to be paid in full within six (6) months following the closing of the Merger, and (iii) the issuance of up to an aggregate of 2,200,000 shares of Perficient common stock. This merger consideration will be split among the holders if Compete common stock and the four holders of Compete options whose options vest on the consummation of the Merger (the "Vested Option Holders"). On a per share basis, one share of Compete common stock (including Vested Option Holders) is convertible into approximately (i) $1.24 in cash, (ii) $0.89 in a promissory note, and (iii) up to 0.78 shares of Perficient common stock. The Compete Vested Option Holders will receive options to purchase their pro rata share of Perficient common stock instead of the common stock directly and their merger consideration will be adjusted for the exercise price of their options. Up to one-half of the shares of Perficient common stock being issued in connection with the Merger may be forfeited by Compete stockholders and Vested Option Holders under certain conditions more fully described in the Merger Agreement relating to the continued employment of Compete's employees and indemnification for Compete's breach of a representation, warranty or covenant under the Merger Agreement. The merger consideration is also subject to downward adjustment if Compete's net working capital is below certain levels. Assuming no forfeiture or adjustment of any shares of Perficient common stock by the Compete stockholders, if the Merger had occurred on February 29, 2000, the total consideration to be paid by Perficient in connection with the Merger would have been $53,327,500 (based upon the closing price of Perficient common stock of $21.50 on February 29, 2000 and not including the excess fair market value over exercise price of the unvested Compete options that are assumed by us, which are described further below). The foregoing example is for illustrative purposes only, and the actual value of the transaction may change depending on the price of Perficient common stock on the closing date.

         The number of shares of Perficient common stock being issued in connection with the Merger will be adjusted in the event of any reclassification, recapitalization or exchange of shares or if a stock split, combination, stock dividend, stock rights or dividend shall be declared by our Board of Directors prior to the closing of the acquisition.

         In addition, no fractional shares of Perficient common stock will be issued in connection with the acquisition of Compete. Instead, Compete stockholders that would otherwise be entitled to receive fractional shares will receive cash for any fractional share of Perficient common stock owed them based on the average closing price of Perficient common stock on the Nasdaq SmallCap Market for the twenty (20) consecutive trading days ending on the trading date immediately before the closing date.

COMPETE STOCK OPTIONS

         In connection with the Merger, we have agreed either to assume the obligations of Compete under the Compete Inc. Employees' Stock Option Plan or to obtain from the Compete employees who hold stock options, their consent to replace the Compete options with options to purchase Perficient common stock under the Perficient Employee Plan. We intend to solicit such consent. The stock options underlying Compete's stock option plan that do not become fully vested upon consummation of the Merger will be converted, at the effective time of the Merger, into stock options to purchase approximately .78 shares of Perficient common stock, plus the number of shares of Perficient common stock that could be purchased for approximately $2.13 (assuming a purchase price for Perficient common stock equal to the closing price for the stock for the 20 trading days ended the day before the date of the Merger). Each unvested stock option to purchase a share of Compete common stock under Compete's stock option plan will, at the effective time of the merger, be converted into and will represent the right to receive a stock option to purchase approximately 0.88 shares of Perficient common stock (assuming a price per share of Perficient common stock of $21.50) under our Employee Plan. There are currently outstanding options to purchase 446,912 shares of Compete Common Stock that would therefore convert into approximately 393,283 shares of Perficient Common Stock. The other material terms of the Compete stock options assumed (including vesting) shall remain unchanged.

CERTAIN COVENANTS

         Interim Operations of Compete. From the date of execution of the Merger Agreement until the effective time of the Merger, Compete is required to conduct its business in the ordinary course consistent with past practice and to use its reasonable best efforts to preserve intact its business organization and relationships with customers and to keep available the services of its employees. In particular, during this period, Compete may not, without our prior written consent, declare or pay dividends or make any distribution in respect of its common stock (other than permitted tax distributions); issue any securities other than upon the exercise of outstanding stock options; amend its organizational documents; make any capital expenditures in excess of $25,000; enter into any new line of business; enter into any merger or consolidation; acquire a substantial portion of assets of any person; acquire any material assets outside the ordinary course of business; take any action that would make any representation and warranty of Compete under the Merger Agreement materially untrue in any respect; change its methods of accounting in effect as of December 31, 1998; enter into any arrangement with a current or former director, officer or employee or increase any compensation to any director, officer of employee; incur any indebtedness outside the ordinary course of business; sell any material assets; make any tax election; pay any claim outside the ordinary course of business; enter into any lease in an amount equal to or exceeding $20,000 individually or $100,000 in the aggregate; waive any material right; or agree or commit to any of the foregoing.

         Interim Operations of Perficient and the Sub. From the date of execution of the Merger Agreement until the effective time of the Merger, we and our Merger Sub are required to notify a representative of Compete prior to taking any of the following actions: declare or pay dividends or make any distribution in respect of its common stock; issue any securities other than upon the exercise of outstanding stock options; amend its organizational documents; enter into any new line of business; enter into any merger or consolidation; acquire a substantial portion of assets of any person; acquire any material assets outside the ordinary course of business; take any action that would make any representation and warranty by us or the Merger Sub under the Merger Agreement materially untrue in any respect; change our methods of accounting in effect as of December 31, 1998; incur any indebtedness outside the ordinary course of business in excess of $100,000; sell any material assets; make any tax election; pay any claim outside the ordinary course of business; enter into any lease in an amount equal to or exceeding $20,000 individually or $100,000 in the aggregate; waive any material right; or agree or commit to any of the foregoing.


         Special Meeting; Proxy Material. We have agreed under the Merger Agreement to cause a meeting to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of the Merger Agreement. In connection with the meeting, we have agreed that we will (i) promptly prepare and file with the SEC, use our reasonable best efforts to have cleared by the SEC and thereafter mail to our stockholders as promptly as practicable a proxy statement for the meeting and all other proxy materials for such meeting, (ii) hold the meeting as promptly as practicable, (iii) recommend to our stockholders the approval of each of the matters through our Board of Directors, and (iv) use our reasonable best efforts to obtain the necessary approval by our stockholders of the Merger Agreement and the transactions contemplated thereby.

         No Solicitation. Compete has agreed in the Merger Agreement that it will not, and that it will cause its subsidiaries and the directors, officers, employees, representatives, agents and advisors and financial and legal advisors of Compete not to, directly or indirectly take any action to solicit or hold discussions or negotiations with, or assist or provide any information to, any person, entity or group concerning (i) any merger, consolidation, business combination, share exchange, or other similar transaction involving Compete;
(ii) any sale, lease, exchange, mortgage, pledge, license transfer or other disposition of any shares of Compete common stock or significant assets of Compete; or (iii) the issuance of any new shares of capital stock of Compete.

         Compete's Covenant to Retain Employees. Compete and its stockholders have agreed to immediately notify us if they have any knowledge of the intention of an employee of Compete to terminate his employment with Compete. In addition, Compete and its stockholders have agreed that from the date of the Merger Agreement and continuing to the effective time of the Merger, they will not take any action or fail to take any action that will result in the termination of an employee of Compete without first consulting with us and providing us with an opportunity to provide advice with respect to any such action or inaction.

         Compete must notify us of the terms of any proposal, diversion, negotiation or inquiry relating to a merger or a disposition of a significant portion of its capital stock or assets or similar transaction involving Compete and the identity of the party making such proposal or inquiry.

         Employment Agreements. Pursuant to the Merger Agreement, we will enter into employment agreements with Sam J. Fatigato and Matthew Clark in connection with the closing of the Merger. Mr. Fatigato will be the Chief Operating Officer and a member of the Board of Directors of Perficient following the Merger. Mr. Fatigato's employment agreement will extend for a one-year term beginning on the closing date of the Merger and will provide for an annual salary of $135,000. Additionally, Mr. Fatigato will be eligible to receive bonuses and stock options from time to time as determined by our Board of Directors. In the event that we terminate Mr. Fatigato's employment without cause, we will pay him severance in an amount equal to the lesser of three months' salary or the amount of salary due for the remainder of the term of his employment agreement. In the event of a change in control, either we or our successor will pay Mr. Fatigato three months' salary if he is terminated after such change of control or if he terminates his employment with us within six months of obtaining actual knowledge of such change of control. Finally, Mr. Fatigato has agreed to refrain from competing with us for a period of thirty
(30) months following the termination of his employment.

         Perficient Board's Covenant to Recommend. Our Board has agreed to recommend the approval and adoption of the Merger Agreement to our stockholders.

         Best Efforts. Each party has agreed to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement as soon as practicable.

         Certain Employee Benefits Matters. The Merger Agreement provides that, for one year following the effective time of the merger, we will use our best efforts to provide Compete's employees with retirement, health, welfare and other employee benefits that are substantially equivalent to those benefits we currently provide to our employees.

         Indemnification and Insurance of Compete Directors and Officers. Pursuant to the Merger Agreement, (i) we have agreed that for six years after the Effective Time, we will provide exculpation and indemnification for each person who is or becomes prior to the effective time, an officer, director or employee of Compete which is the same as the exculpation and indemnification provided to Compete's officers, directors and employees in its articles of incorporation and by-laws or other organizational documents in effect on the date of the Merger Agreement; and (ii) we will maintain in effect for six years after the effective time certain directors' and officers' liability insurance coverage for Compete directors and officers.

         Certain Other Covenants. The Merger Agreement contains certain mutual covenants of the parties, including covenants relating to: actions to be taken so as not to jeopardize the intended tax or accounting treatment of the merger; public announcements; notification of certain matters; access to information; identification of affiliates; further assurances; cooperation in connection with certain governmental filings and in obtaining consents and approvals; and confidential treatment of non-public information.

CERTAIN REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains, subject to certain exceptions, representations and warranties made by Compete and its stockholders as to, among other things: due organization and good standing; corporate authorization to enter into the contemplated transactions; governmental approvals required in connection with the contemplated transactions; absence of any breach of organizational documents and certain material agreements as a result of the contemplated transactions; capitalization; ownership of subsidiaries; financial statements; absence of certain material adverse changes since December 31, 1999; absence of undisclosed material liabilities; compliance with laws and court orders; litigation; finders' fees; tax matters; employee matters; material contract matters; environmental matters; property matters; insurance matters; labor matters; and intellectual property rights.

         The Merger Agreement contains, subject to certain exceptions, representations and warranties made by Perficient and the Merger Sub as to, among other things: due organization and good standing; corporate authorization to enter into the contemplated transactions; governmental approvals required in connection with the contemplated transactions; absence of any breach of organizational documents as a result of the contemplated transactions; capitalization; ownership of subsidiaries; finders' fees; SEC reports; voting requirements; no prior activities; labor matters; and absence of certain material adverse changes since September 30, 1999.

         Generally, the representations and warranties in the Merger Agreement survive the effective time of the Merger for one year except for the representations and warranties made by Compete and its stockholders with respect to tax matters and environmental matters, which survive the effective time for three years.

CONDITIONS TO THE MERGER

         Conditions to Each Party's Obligations to Effect the Merger. The obligations of Perficient, the Merger Sub, Compete and the stockholders of Compete to consummate the Merger are subject to the satisfaction of the following conditions:

         (i)      receipt of all regulatory approvals; and

         (ii) no applicable law or regulation, judgment, injunction, order or decree prohibiting or enjoining the consummation of the merger.

         Conditions to the Obligations of Perficient and the Sub. The obligations of Perficient and the Merger Sub to effect the Merger are further subject to the satisfaction of the following conditions:

         (i) the approval of the stockholders of Perficient to the Merger at or prior to the effective time;

         (ii) the representations and warranties of Compete and its shareholders contained in the Merger Agreement being true in all material respects at and as of the effective time as if made at and as of such time;

         (iii) the performance of all obligations by Compete and its shareholders under the Merger Agreement at or prior to the effective time;

         (iv) Perficient having received the legal opinion of counsel to Compete;

         (v) Compete having received all consents and approvals from third parties required to be obtained by it at or prior to the effective date;

         (vi) Compete having been licensed, qualified or authorized to conduct business in all jurisdictions in which the nature of the business conducted by it or the character or location of properties or assets owned or leased by it makes such licensing or qualification necessary and having satisfied and paid all expenses, taxes, assessments, penalties and other payments to such jurisdictions;

         (vii)    Compete having terminated its Stockholders Agreement;

         (viii) Compete having terminated or amended an agreement with one of its employees; and

         (ix) Compete having submitted to Perficient a calculation of income tax payable by its stockholders attributable to their ownership of Compete common stock in form and substance reasonably satisfactory to Perficient.

         Conditions to the Obligations of Compete. The obligations of Compete to effect the merger is further subject to the satisfaction of the following conditions:

         (i) the representations and warranties of Perficient and the Merger Sub contained in the Merger Agreement being true in all material respects at and as of the effective date as if made at and as of such time;

         (ii) the performance in all material respects by Perficient and the Merger Sub of their obligations under the Merger Agreement at or prior to the effective time;

         (iii) the stockholders of Perficient having approved the Stock Issuance on or prior to the effective time;

         (iv) Sam J. Fatigato having been appointed to the Board of Directors of Perficient at or prior to the effective time to fill a vacancy to be created by the resignation from the Board of Bryan Menell;

         (v) the satisfaction of Compete that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and

         (vi) Compete having received the legal opinion of counsel to Perficient.

TERMINATION OF THE MERGER AGREEMENT

         Right to Terminate: The Merger Agreement may be terminated and the acquisition of Compete abandoned at any time prior to the effective time as follows:

                  (a) by mutual consent of Perficient and Compete in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

                  (b) by either Perficient or Compete (provided, however, that the right to terminate the Merger Agreement shall not be available to any party whose failure to fulfill any of its obligations under the Merger Agreement has been the cause of or resulted in the failure of the closing to occur) if there shall have been a material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement on the part of the other party; or

                  (c) by either Perficient or Compete if the Closing shall not have occurred by July 1, 2000, which date may be increased by an additional 30 days at the request of Perficient, if the closing is delayed solely because any requisite regulatory approval or approval by the stockholders of Perficient has not been obtained due to issues relating to information in the Proxy Statement supplied by or regarding Compete (including its financial statements) and Perficient is diligently undertaking such efforts required to obtain the same.

         In the event that the Merger Agreement is validly terminated by either Perficient or Compete as provided above, the Merger Agreement shall become void and have no effect except that the provisions of the Merger Agreement relating to "no solicitation" and "no disclosure" shall survive the termination of the Merger Agreement. Upon valid termination, there shall be no further obligation on the part of Perficient, the Merger Sub or Compete, or their respective officers or directors or the stockholders of Compete except for the obligations under the provisions relating to no solicitation and no disclosure. However, no party shall be relieved or released from any liabilities or damages arising out of its intentional breach of any provision of the Merger Agreement.

         Termination Fees and Expenses. If Compete terminates the Merger Agreement and abandons the transaction solely because Perficient failed to obtain the necessary stockholder approval at the Special Meeting, Perficient must pay Compete the amount of its transaction costs incurred in connection with the proposed merger, including legal and accounting fees and expenses, within two (2) business days of the termination. If the acquisition of Compete is not completed for any other reason, Perficient and Compete will bear their own costs and expenses.

AMENDMENTS; EXTENSION; WAIVER

         Subject to compliance with applicable law, the Merger Agreement may be amended by the parties thereof, by action taken or authorized by their respective Boards of Directors. Notwithstanding the foregoing, non-material amendments to the Merger Agreement may be made without the authorization of the respective Boards of Directors of the parties thereof. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereof.

         At any time prior to the effective time of the Merger, the parties thereof, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement, (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement in any document delivered pursuant to the Merger Agreement and (c) waive compliance with any of the agreements or conditions contained in the

Merger Agreement. Any agreement on the part of a party to the Merger Agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver shall nor operate as a waiver of, or estoppel with respect to, any subsequent or other failure.


INTERESTS OF CERTAIN PERSONS IN THE MERGER AND RELATED MATTERS

         The directors and executive officers of Perficient do not have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Special Meeting.


RIGHTS OF PERFICIENT STOCKHOLDERS

         The rights of our stockholders are currently governed by the Delaware General Corporation Law ("DGCL") and by our certificate of incorporation and bylaws. The rights of Compete stockholders are currently governed by the Illinois Business Corporation Act ("IBCA") and Compete's certificate of incorporation and bylaws. Accordingly, upon consummation of the Merger, the rights of our stockholders and of Compete stockholders who become Perficient stockholders in the Merger will be governed by the DGCL and Perficient certificate of incorporation and bylaws. Our certificate of incorporation and bylaws are not being amended in connection with the Merger and therefore the rights of our existing stockholders will be unaffected by the Merger.

     SELECTED HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

         THE FOLLOWING UNAUDITED PRO FORMA DATA GIVES EFFECT TO THE MERGER AS IF ALL SUCH TRANSACTIONS HAD BEEN CONSUMMATED ON DECEMBER 31, 1999 IN THE CASE OF BALANCE SHEET DATA AND JANUARY 1, 1999 WITH RESPECT TO FINANCIAL DATA AND OPERATIONS DATA. THE PRO FORMA INFORMATION GIVES EFFECT TO THE MERGER UNDER THE PURCHASE METHOD OF ACCOUNTING AND TO THE ASSUMPTIONS AND ADJUSTMENTS DESCRIBED IN THE ACCOMPANYING NOTES TO THE PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

         THE PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS ARE BASED ON THE HISTORICAL FINANCIAL STATEMENTS OF PERFICIENT, LOREDATA AND COMPETE AND THEIR RELATED NOTES THERETO INCLUDED ELSEWHERE HEREIN. THESE PRO FORMA STATEMENTS ARE PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND MAY NOT NECESSARILY BE INDICATIVE OF THE RESULTS THAT ACTUALLY WOULD HAVE OCCURRED HAD THE MERGER BEEN CONSUMMATED AT THE DATES INDICATED, NOR ARE THEY NECESSARILY INDICATIVE OF FUTURE OPERATING RESULTS OR FINANCIAL POSITION.


                                 PERFICIENT INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             As of December 31, 1999

                                       Perficient      LoreData        Compete      Adjustments        Pro Forma
                                       ------------  -------------  -------------- --------------     -------------
Assets
   Current assets:
     Cash                               $5,818,918             $0         $43,172     ($385,000) (a)
                                                                                     (3,500,000) (b)
                                                                                       5,317,000 (c)
                                                                                       (366,638) (d)
                                                                                       (150,000) (e)
                                                                                        (77,000) (f)    $6,700,452
     Accounts receivable, net              563,334        128,148       1,149,214             --         1,840,696
     Other assets                          142,422             --              --             --           142,422
     Income tax receivable                  10,916             --              --             --            10,916
                                       ----------------------------------------------------------------------------
   Total current assets                  6,535,590        128,148       1,192,386       838,362          8,694,486
   Property and equipment                  114,640        114,792         541,603       (35,535) (g)
                                                                                       (296,070) (h)       439,430
   Accumulated depreciation               (33,813)       (35,535)       (296,070)         35,535 (i)
                                                                                         296,070 (j)      (33,813)
   Goodwill, net                                --             --          90,000     58,498,826 (k)
                                                                                       2,352,472 (l)
                                                                                        (90,000) (m)
                                                                                          55,000 (n)    60,906,298
   Accumulated amortization                     --             --        (35,000)         35,000 (o)             0
   Other assets                                 --          2,729           8,724             --            11,453
                                       ----------------------------------------------------------------------------
Total assets                            $6,616,417       $210,134      $1,501,643    $61,689,660       $70,017,854
                                       ============================================================================

Liabilities and stockholders' equity
   Liabilities
   Current liabilities:
     Accounts payable                     $165,175        $33,279        $164,558          $  --          $363,013
     Short term borrowings                       0         43,776         400,000      2,415,690 (p)
                                                                                         107,810 (q)     2,971,276


     Other current liabilities             199,150         34,015         150,649             --           383,814
                                       ----------------------------------------------------------------------------
   Total current liabilities               364,326        111,070         715,207      2,527,500         3,718,103
   Note payable to related party,
     less current portion                       --         48,968              --             --            48,968
   Capital lease obligation                     --             --         119,515             --           119,515
                                       ----------------------------------------------------------------------------
   Total liabilities                       364,326        160,038         834,722      2,527,500         3,886,586
   Stockholders' equity:
     Common Stock                            3,503          1,000          20,495          2,200 (r)
                                                                                             162 (s)
                                                                                         (1,000) (t)
                                                                                        (20,495) (u)
                                                                                             400 (v)
                                                                                              17 (w)         6,282
     Treasury Stock                             --             --       (243,696)        243,696 (x)             0
     Additional paid-in capital          7,777,392         12,668       4,595,413     52,619,392 (y)
                                                                                       1,940,406 (z)
                                                                                        (12,668) (aa)
                                                                                     (4,595,413) (bb)
                                                                                       5,316,600 (cc)   67,653,790
     Note receivable from stockholder           --       (53,828)              --         53,828 (dd)            0
     Unearned stock compensation         (152,000)             --     (4,593,413)      4,593,413 (ee)    (152,000)
     Retained earnings (deficit)       (1,376,804)         90,256         888,122       (90,256) (ff)
                                                                                       (888,122) (gg)  (1,376,804)
                                       ----------------------------------------------------------------------------
   Total stockholders' equity            6,252,091         50,096         666,921     59,162,160        66,131,268
                                       ----------------------------------------------------------------------------
Total liabilities and stockholders'
  equity                                $6,616,417       $210,134      $1,501,643    $61,689,660       $70,017,854
                                       ============================================================================

See notes to unaudited pro forma condensed consolidated balance sheet

                                PERFICIENT, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following pro forma adjustments to the unaudited condensed consolidated balance sheet assume the mergers had been consummated on December 31, 1999.

The LoreData, Inc. and Compete, Inc. acquisitions will be accounted for using the purchase method. The cost of the acquisition will be allocated to the fair value of the assets acquired as of the closing dates, January 3, 2000 for LoreData, and an assumed Effective Date of February 29, 2000 for Compete, based upon valuations which are not yet complete. Accordingly, the allocations of the purchase price may change upon completion of the valuation.

Following are the pro forma adjustments referenced in the unaudited condensed consolidated balance sheet:

                                                                                           LoreData *               Compete *
                                                                                       -------------           -------------
The estimated acquisition purchase price and preliminary allocations are as follows:
      Purchase price of acquisition                                                    $   2,402,568           $  59,165,747
                                                                                       =============           =============


      Net equity of the Acquisitions at December 31, 1999
      (book value of net assets):
          Common Stock                                                                         1,000 (t)              20,495 (u)
          Additional paid in capital                                                          12,668 (aa)          4,595,413 (bb)
          Note receivable from stockholder                                                   (53,828)(dd)                --
          Unearned stock compensation                                                             --              (4,593,413)(ee)
          Treasury stock                                                                          --                (243,696)(x)
          Retained earnings                                                                   90,256 (ff)            888,122 (gg)
                                                                                       -------------           -------------
                                                                                              50,096                 666,921

      Eliminate intangible assets previously recorded by:
          Goodwill                                                                               --                  (90,000)(m)
          Accumulated amortization                                                               --                   35,000 (o)

      Adjustments to record assets at fair value:
          Fixed assets                                                                       (35,535)(g)            (296,070)(h)
          Accumulated depreciation                                                            35,535 (i)             296,070 (j)
          Goodwill                                                                         2,352,472 (l)          58,498,826 (k)
          Imputed interest on Note payable to Compete shareholders                                                    55,000 (n)
                                                                                       -------------           -------------
                                                                                       $   2,402,568           $  59,165,747
                                                                                       =============           =============
Record cash, note payable and stock for acquisitions:
      Cash                                                                             $     385,000 (a)       $   3,500,000 (b)
      Cash (Broker fee)                                                                         --                   366,638 (d)
      Cash (estimated transaction costs)                                                      77,000 (f)             150,000 (e)
      Short term borrowings                                                                     --                 2,419,690 (p)
      Imputed interest payable **                                                               --                   107,810 (q)
      Additional paid in capital                                                           1,940,406 (z)          52,619,392 (y)
      Common Stock issued to shareholders of acquisitions                                        162 (s)               2,200 (r)
      Common Stock issued to brokers                                                             --                       17 (w)
                                                                                       -------------           -------------
                                                                                       $   2,402,568           $  59,165,747
                                                                                       =============           =============
Record proceeds of February 7, 2000 private placement, on pro forma basis, to provide cash to complete acquisitions. Perficient sold 400,000 shares for $14 per share and raised $5.3 million, net of costs.
      Cash                                                                                      $--            $   5,317,000(c)
      Common stock                                                                               --                     (400)(v)
      Additional paid in capital                                                                 --               (5,316,600)(cc)

* The references in this column correspond to the references on the Unaudited Condensed Consolidated Balance Sheet.

** The note payable to Compete shareholders is non-interest bearing.
   Interest is imputed using the Company's cost of capital (8.75% as of February 29, 2000).

                                PERFICIENT, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1999

                                          Perficient, Inc.    LoreData, Inc.    Compete, Inc.     Adjustments       Pro Forma
                                          ----------------    --------------    -------------     -----------       ---------
Statement of Operations Data:
Consulting revenues                        $ 3,154,936         $ 1,348,480      $ 6,643,577      $       --        $ 11,146,993
Cost of consulting revenues                  1,541,389             968,584        4,087,063              --           6,597,036
                                           -----------         -----------      -----------      ------------      ------------
Gross margin                                 1,613,547             379,896        2,556,514                 0         4,549,957

Selling, general and administrative          2,197,560             371,421        2,149,642           107,810 (a)     4,826,433
Stock compensation                             956,000                --               --                               956,000
Intangibles amortization                          --                  --               --          19,463,672 (b)
                                                                                                      784,157 (c)    20,247,829
                                           -----------         -----------      -----------      ------------      ------------
Income (loss) from operations               (1,540,013)              8,475          406,872       (20,355,639)      (21,480,305)

Interest income (expense)                      114,138              (7,265)         (23,694)                             83,179
Income (loss) before income taxes           (1,425,875)              1,210          383,178       (20,355,639)      (21,397,126)
Other expense                                     --                  --             30,000              --              30,000

Provision (benefit) for income taxes           (20,912)               --              3,135              --             (17,777)
                                           -----------         -----------      -----------      ------------      ------------
Net Income (loss)                          ($1,404,963)        $     1,210      $   350,043      ($20,355,639)     ($21,409,349)
                                           ===========         ===========      ===========      ============      ============


See notes to unaudited pro forma condensed consolidated statement of operations.


Supplemental Data:
Net income (loss) per share:
  Basic and diluted (1)                      $     (0.47)   $ 12.10     $     0.13     $       --       $      (4.14)
                                             ===========    =======     ==========     ============     ============

Shares used in computing net
   income (loss) per share (2)                 3,000,556        100      2,668,952             --          5,166,138
                                             ===========    =======     ==========     ============     ============
Diluted supplemental weighted average
  shares outstanding                                --          100      2,728,696             --          5,577,380
                                             ===========    =======     ==========     ============     ============

Supplemental Data:
Net Income (Loss) as reported                $(1,404,963)   $ 1,210     $  350,043     $(20,355,639)    $(21,409,349)
Non-cash charges (3)                             978,950     28,814        158,737       20,247,829       21,414,330
Provision (benefit) for income taxes(4)          (20,912)         0          3,135           (3,135)         (20,912)
                                             -----------    -------     ----------     ------------     ------------
Supplemental net income before non-cash
charges                                      $  (405,101)   $30,024     $  505,645     $   (104,675)    $     25,853
                                             ===========    =======     ==========     ============     ============
Supplemental net income before non-cash
charges per share - basic                    $     (0.14)   $300.24     $     0.19     $       --       $       0.01
                                             ===========    =======     ==========     ============     ============
Supplemental net income before non-cash
charges per share - diluted                  $      --      $300.24     $     0.19     $       --       $       0.00
                                             ===========    =======     ==========     ============     ============


(1) The computation of net loss and diluted supplemental net loss per share excludes Perficient Common Stock issuable upon exercise of certain employee stock options, as their effect is antidilutive.

(2) Pro Forma diluted supplemental shares outstanding include estimate of 1,231,709 shares for contingent consideration issuable to certain selling shareholders under the terms of the merger agreements.

(3) Non-cash charges include stock compensation, amortization of intangible assets, including goodwill, and depreciation expense.

(4) Supplemental net income and supplemental income per share data include a tax provision at an assumed effective rate of 37% for all periods presented.

This information is not necessarily indicative of the results we would have obtained had we owned and operated these businesses as of the beginning of the period discussed. We have based these supplemental adjustments on estimates and available information we deem appropriate.

                                PERFICIENT, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             As of December 31, 1999

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 reflect the pro forma adjustments described below as if the acquisitions occurred on January 1, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Operations combine the historical results of operations of Perficient with those of LoreData and Compete. The statements reflect the following adjustments:

      (a) Represents imputed interest expense on the 6-month Note Payable to Compete shareholders. The imputed interest is calculated using Perficient's cost of capital (our bank's prime rate as of February 29, 2000 or 8.75%, the most recent rate available before the date of the preliminary proxy materials). The imputed interest expense is charged to income and reduces Purchased Goodwill.

          Imputed interest expense on Note payable to Compete
          shareholders                                                               $107,810
                                                                                     ========

      (b) Represents Goodwill amortization associated with the Compete Acquisition using an assumed amortization period of 3 years and an assumed price of Perficient stock of $21.50 per share (closing price on February 29, 2000, the most recent price practicable before the date of the preliminary proxy materials). The calculation of Goodwill is as follows:

          Component of purchase price for Compete, Inc.
             Cash                                                                $  3,500,000
             Note                                                                   2,527,500
             Stock (2,200,000 shares)                                              47,300,000
             Assumption of Existing Stock Option Plan *                             4,954,972
             Transaction Broker Fees:                                                 733,275
             Estimated acquisition costs (Legal, accounting, etc.)                    150,000
                                                                                 ------------
          Total purchase price                                                     59,165,747

             Less: Net assets of Compete, Inc.                                      (666,921)
             Less: Imputed interest on Note payable to Compete shareholders         (107,810)
                                                                                 ------------
          Total Goodwill                                                           58,391,016
                                                                                 ------------
          Goodwill amortization (using 3 year amortization                       $ 19,463,672
          period)                                                                ============

         * Assumes the assumption of current outstanding options of Compete. The cost is measured by the difference in the aggregate exercise price of all unvested options and the fair market value of Perficient common stock of $21.50 on February 29, 2000 per share, the most recent price practicable before the date of the preliminary proxy materials.

      (c) Represents Goodwill amortization associated with the LoreData Acquisition using an assumed amortization period of 3 years and the actual closing price of price of Perficient stock of $12.00 per share on the Effective Date of January 3, 2000. The calculation of Goodwill is as follows:

          Component of Purchase Price for LoreData, Inc.
             Cash                                                                $    385,000
             Stock (161,714 shares)                                                 1,940,568
             Estimated acquisition costs (Legal, accounting, etc.)                     77,000
                                                                                 ------------
          Total purchase price                                                      2,402,568
             Less: Net assets of LoreData, Inc.                                      (50,096)
                                                                                 ------------
          Total Goodwill                                                            2,352,472
                                                                                 ------------
          Goodwill amortization (using 3 year amortization                       $    784,157
          period)                                                                ============

                           COMPARATIVE PER SHARE DATA

                        COMPARATIVE PER SHARE INFORMATION

    We have summarized below the income (loss) from continuing operations before extraordinary items, cash dividends per common share and the book value per common share data for Perficient and LoreData and Compete on a historical, pro forma combined and pro forma equivalent basis. We combined historical consolidated financial information of Perficient, LoreData and Compete using the purchase method of accounting for business combinations. Each of Perficient, LoreData and Compete's fiscal year ends on December 31.

    The unaudited "pro forma--combined" and the unaudited "pro forma equivalent--LoreData and Compete" information assumes that the mergers occurred on January 1, 1999. The unaudited "pro forma combined" information combines the financial information of Perficient for the fiscal year ended December 31, 1999, with the financial information of LoreData and Compete for the fiscal year ended December 31, 1999.

    The unaudited "pro forma equivalent--LoreData and Compete" information was calculated by multiplying the corresponding pro forma combined data by the exchange ratio of 1,617:1 for LoreData and .78 for Compete. This information shows how each share of LoreData and Compete common stock would have participated in net earnings, cash dividends and book value of Perficient if the merger had been completed at the beginning of the earliest period presented. However, these amounts do not necessarily reflect future per share levels of net earnings, cash dividends or book value of Perficient. The following information which is unaudited comparative and unaudited pro forma per share data is derived from the historical and unaudited pro forma combined condensed financial statements of Perficient and LoreData and Compete.

         YOU SHOULD READ THE INFORMATION IN THIS SECTION ALONG WITH PERFICIENT, LOREDATA AND COMPETE'S HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS AND ACCOMPANYING NOTES INCLUDED IN THIS PROXY STATEMENT. YOU SHOULD ALSO READ THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS AND ACCOMPANYING DISCUSSION AND NOTES INCLUDED IN THIS PROXY STATEMENT STARTING ON PAGE 30.

AT OR FOR YEAR ENDED
DECEMBER 31, 1999 (UNAUDITED)

                                                           PERFICIENT        LOREDATA      COMPETE             PRO FORMA
                                                         ---------------    ---------     -------------      -----------
HISTORICAL
   Basic earnings per common share from continuing
   operations                                               $(0.47)          $ 12.10          $0.13              --
   Diluted earnings per common share from continuing
   operations                                                   --           $ 12.10          $0.13              --
   Cash dividends declared per common share                     na                na             na              --
   Book value per outstanding common share                  $ 2.08           $500.96          $0.25              --

PRO FORMA--COMBINED
   Basic and diluted earnings per common share from


   continuing operations                                          --            --                 --           $  (4.14)
   Cash dividends declared per common share                       --            --                 --                 na
   Book value per outstanding common share                        --            --                 --           $  12.80

PRO FORMA EQUIVALENT--LOREDATA AND COMPETE
   Basic and diluted earnings per common share from
   continuing operations                                          --        $(6,702)         $   (3.23)              --
   Cash dividends declared per common share                       --              na                na               --
   Book value per outstanding common share                        --         $20,701         $    9.98               --

Basic supplemental weighted average
  shares outstanding                                        3,000,556            100          2,668,952          5,166,138
Diluted supplemental weighted average
  shares outstanding                                              --             100          2,728,696          5,577,380


                             BUSINESS OF PERFICIENT

         You should read the following description of our business in conjunction with the information included elsewhere in this proxy statement. This description contains certain forward-looking statements that involve risks and uncertainties. Our actual results could differ significantly from the results discussed in the forward-looking statements as a result of certain of the factors set forth in "Risk Factors" and elsewhere in this proxy statement.

OVERVIEW

         We provide virtual professional services organizations to Internet software companies. A virtual professional services organization is a dedicated team of information technology professionals that plans, manages and executes the installation, or implementation, of complex software products. This allows the Internet software companies we work with to focus on their core business of improving and selling their software by outsourcing services delivery to expert, highly scalable Perficient teams that function as an extension of their organization. We believe this enables our partners to bring products to market faster and respond more quickly to their end-user customer needs, which helps them achieve success in the marketplace.

         We refer to the Internet software companies with which we work as "partners." Our partners license their Internet software products to their end-user customers. We then deploy a team that implements the licensed software products by



         -        analyzing end-user customer goals and requirements,

         -        defining the scope of the implementation project,

         -        designing a project plan, and

         - installing, configuring, implementing and integrating our partner's Internet software products.

         We established our first partner relationship with Vignette Corporation, an Internet relationship management software company, in February 1998. In addition to Vignette, we have established partner relationships with Motive Communications, Inc., a support chain automation software company and Plumtree Software, the founder and leader of the corporate portal market.

INDUSTRY BACKGROUND AND LIMITATIONS OF TRADITIONAL APPROACHES

         Increasing numbers of individuals and businesses now use the Internet to search for information, communicate with others, conduct business and seek entertainment. With the recent explosion of Internet activity, an industry of Internet software companies has emerged. These companies develop software to perform or support Web-enabled interaction, whether between businesses or between businesses and consumers. We focus on the Internet software market because we believe that Internet software exhibits the high-growth, intense competition and short product lifecycles that create a demand for our services.

         Internet software includes software designed to facilitate, among others, the following tasks:

         - Customer Relationship Management - manages the relationship that a consumer has with a business over the Internet.

         - Electronic Commerce - allows people to purchase goods and services over the Internet.

         - Site Value Analysis - collects and analyzes customer interactions with the Internet in order to customize the behavior of the Web-site the next time the customer visits.

         - Marketing Automation - enables marketing campaigns over the Internet (or through e-mail) to attract or retain potential customers to a Web site.

         - Process Knowledge Management - manages and presents business knowledge to Internet users.

         - Customer Support - allows Internet users to support themselves and resolve their own issues by presenting knowledge and information to them in text, video and audio.

         -        e-Mail Management - manages high volume e-mail traffic.

         - Electronic Billing Management - presents bills to customers through the Internet, thereby decreasing billing costs and improving cash management.

         Internet software requires substantial configuration in order for the user to realize its full benefits because each business user has its own unique requirements, infrastructure and business processes. Emerging Internet software companies which are focused on product innovation may not be inclined or able to devote resources to integrate and implement their software with a customer's existing computer systems and software. To address the need to have their products properly implemented, software companies have tried several alternatives:

         - hire and maintain an in-house professional services organization;

         -        employ various individual independent contractors; and

         -        engage large consulting firms.

         These alternatives present a variety of problems. Hiring and maintaining an in-house staff of information technology professionals requires a significant investment of time and money. It also increases a company's fixed personnel costs so that any downturn in the software company's business will result in greater losses because these costs cannot be reduced to match revenues in the short term. Managing a group of independent contractors also requires a significant amount of time and results may be unpredictable. Large consulting firms may be expensive and it is our belief that these firms may only find it attractive to provide services when technology has become widely used. Furthermore, we believe that large consulting firms may work with several competing software companies, raising concerns over loyalty and confidentiality.

OUR SOLUTION

         We believe that the growing markets for Internet software combined with the limitations of these alternatives combine to create a significant market opportunity. Our virtual professional services organizations provide the following advantages to our partners:

         - REDUCED COSTS. Each of our partners may save money by minimizing the size of its in-house professional services organization. We expect to be able to manage fluctuations in services demand associated with any one partner if we can develop a portfolio of Internet software partners. We can reallocate its information technology professionals as our partners' needs change.

         - ALIGNED INCENTIVES. We intend to invest a significant amount of time in each of our partners and, by virtue of our assignments being likely to increase if their business grows, we will have a vested interest in their success. We have agreed in the past and may agree in the future to not work for our partners' competitors.

         - DEDICATED INFORMATION TECHNOLOGY PROFESSIONALS. We intend to dedicate a team of information technology professionals to master each particular partner's software products, enabling them to provide higher quality of service to our partners and their end-user customers. If we can provide services across a spectrum of software customers, we can harvest best practices knowledge, build development frameworks to increase productivity, generate a project delivery methodology and create a learning organization in a way that a group of unaffiliated independent contractors cannot.

         - FOCUS ON CORE BUSINESS. Our partners can remain focused on their core business of developing and selling high-quality software, while leveraging a small, focused internal services organization across more customers with better success than building and maintaining a large internal full-time staff.

OUR STRATEGY

         Our objective is to become the leading provider of virtual professional service organizations to rapidly growing Internet software companies. To achieve this objective, our strategy is to:

Focus on High-Growth, Service-Intensive Segments of the Internet Software Market

         We view Internet software as the most attractive sector of the software industry. Within the Internet software market, we will try to identify segments that we believe will grow rapidly and will require significant services. We focus on Internet software so that we can more readily acquire leading-edge specialized skills that are in high demand in the marketplace. We intend to leverage our accumulated technical talent and stay current on the best methodology for solving problems that are consistently encountered in the Internet software arena.

Establish Partner Relationships with Emerging Leaders in Identified High-Growth Segments

         Once we identify an attractive segment of the Internet software market, we will focus on establishing a partner relationship with an emerging leader in that segment. We will initially identify potential partners before their products are accepted as mainstream. If any partner's products meet with widespread success, we will have the benefit of a pre-existing dedicated team, established working relationship and strong track record of success. We believe these factors will allow us to compete effectively with larger consulting firms.

Build a National Infrastructure to Leverage Economies of Scale

         Each virtual professional services organization will utilize the services of the centralized corporate support structure. This will allow our information technology professionals to remain focused on generating revenue. These economies of scale include centrally-provided services such as business development programs, partner support assistance, human resources, financial reporting and budgeting, performance appraisals and a standardized program to design, build and share institutional knowledge regarding the best practices for various applications.

Build and Acquire a Portfolio of High-Growth, Low Overhead Dedicated Boutique Virtual Professional Services Organizations

         Our strategy is to build, through both internal growth and acquisitions, a portfolio of boutique virtual professional services organizations, each dedicated to deploying the products of a particular Internet software partner. We believe that we may improve the performance of any acquired companies by relieving them of many of the administrative burdens of running their business, such as human resources, financial reporting and budgeting, performance appraisals and knowledge sharing.

         Our success will depend in part on our ability to identify suitable acquisition candidates, acquire those companies on acceptable terms and integrate their operations successfully. Acquisitions would involve a number of potential additional risks to us, including: adverse effects on operating results from increased goodwill amortization, acquired in-process research and development, stock compensation expense and increased compensation expense attributable to newly hired employees; diversion of management attention from other aspects of our business; failure to retain acquired personnel; harm to our reputation if an acquired company performs poorly; and assumption of liabilities of acquired companies, including potentially hidden liabilities.

SERVICES AND SUPPORT

         Our partners license their Internet software products to their end-user customers. We then deploy a team that analyzes the end-user customer goals and requirements, defines the scope of the implementation project, designs a project plan and installs, configures, implements and integrates our partner's Internet software products. In connection with providing our services, we may perform the following activities:

         - Project Scoping - define end-user customer's broad goals for the software.

         - Project Definition - document in detail the specific business requirements.

         - Gap Analysis - determine the gap between what the partner's software product does when installed and the end-user customer's specific business requirements.

         - Project Planning - create a detailed work plan that defines specific tasks, timelines, human resources, costs and contingencies.

         - Implementation - configure the partner's software and write new software programs to adapt its partner's software to the end-user customer's needs.

         - Component Testing - test the installed software at the individual component level.

         - Integration - write new software programs to allow the partner's software to communicate with the end-user customer's existing information system.

         - System Testing - test the installed software on a system-wide level.

         - Training - teach the end-user customer's personnel how to operate the partner's software.

         - Monitoring - monitor the performance of the software over the initial period following deployment.

         In addition to implementation and integration services, we also provide formal feedback to our partners. This enables them to improve their products so they may be deployed more rapidly and with higher quality.

OUR PARTNERS

         We established our first partner relationship with Vignette in April 1998. Vignette is a leading provider of Internet relationship management software designed to enable businesses to create interactive Web sites. When retained by Vignette, we adapt Vignette's software to its end-user customer's needs. Vignette works with a variety of partners worldwide in the areas of systems integration, consulting, reselling and technology integration. During 1999, Vignette accounted for 96% of our revenue. See "Business of Compete" for information concerning the partners of Compete, including IBM.

         Our arrangement with Vignette allows Vignette to issue assignment orders to us, but they are not committed to use our services. We are paid for time and materials and are reimbursed for expenses. The agreement may be terminated by Vignette or us at any time upon minimal notice. Upon termination, we remain obligated to complete any unfinished assignments. The agreement also provides that we will not work for Vignette's competitors and neither party may hire the other party's employees. Our Chairman of the Board, Steven G. Papermaster, sits on the Board of Directors of Vignette.

         In addition to Vignette, we have active relationships with Motive Software, a provider of support chain automation; Ventix, a provider of knowledge support software, and Plumtree Software, the founder and leader of the corporate portal market. Total 1999 revenues from partners other than Vignette totaled approximately $102,000. Our contracts with each of these companies are similar to our contract with Vignette, and none of these companies are obligated to use our services.

         Many of our potential partners that are in the early stages of development may be unable to retain our services because of financial constraints. In addition, our existing partners can generally reduce the scope of or cancel their use of our services without penalty and with little or no notice. If a partner defers, modifies or cancels an engagement or chooses not to retain us for additional projects, we must be able to rapidly redeploy our employees to other engagements in order to minimize under-utilization of employees and the resulting harm to its operating results.

         Our long-term success will depend on our ability to achieve satisfactory results for our partners and their end-user customers and to form long-term relationships with our partners. We have not been in operation long enough to judge whether our partners will perceive our work as benefiting their businesses or desire to form any long-term business relationships. Accordingly, we cannot assure our stockholders that our partners will call upon us again in the future. Because of our limited operating history, it is difficult to evaluate whether we will succeed in forming long-term relationships with our partners.

         Our operating expenses are relatively fixed and cannot be reduced on short notice to compensate for unanticipated variations in the number or size of engagements in progress. These factors make it difficult for us to predict our revenues and operating results. Therefore, any sudden losses of customers could result in unusually severe harm to our business.

SALES AND MARKETING

         Since our partners sell their software and our services to their end-user customers, our sales and marketing consists of soliciting new partners and expanding our relationships with existing partners. Our senior management identifies attractive segments of the Internet software market and evaluates the emerging companies competing in that segment. Once we have identified a company that we believe will become a market leader within that segment, our senior management attempts to establish a partner relationship. Once a partner relationship is established, we assign a Relationship Director to interact with that partner. A Relationship Director is responsible for coordinating projects on behalf of a partner and convincing a partner to use our services more often.

         We typically encounter sales cycles ranging from two to six months from our initial meeting with a prospective partner. We also market our services by establishing informal relationships with venture capital firms, accounting firms, law firms and other service providers that work with emerging Internet software companies. These relationships help us identify and form partner relationships with emerging companies.

COMPETITION

         We compete in the Internet professional services market which is relatively new and intensely competitive. We expect competition to intensify as the market further develops and evolves. The principal competitive factors in our market include quality of service, speed of implementation, price and reputation. We believe that our competitors fall into several categories, including:

         - Systems integrators, such as Cambridge Technology Partners, Sapient Corporation, Scient Corporation and Viant Corporation;

         - Large consulting firms, such as Andersen Consulting and the consulting arms of the large accounting firms;

         - Outsourcing firms, such as Computer Sciences Corporation, Electronic Data Systems and Perot Systems;

         - Information technology staffing firms, such as Keane, Inc. and Renaissance Worldwide;

         - Internet service firms, such as Proxicom, Inc. and USWeb Corporation; and

         - In-house information technology and professional services and support departments of current and potential Perficient partners.

         In addition, there are relatively low barriers to entry into this market and we expect to face additional competition from new entrants.

         Most of our competitors have longer operating histories, larger client bases, greater name recognition and possess significantly greater financial, technical and marketing resources than we do. As a result, our competitors may be able to better attract Internet software companies to which we market our services and adapt more quickly to new technologies or evolving customer requirements. Many competitive factors are outside of our control, such as the ability of our competitors to hire, retain and motivate qualified information technology professionals.

EMPLOYEES

         Our most important assets are our information technology professionals that perform services for our partners' end-customers. We are dedicated to hiring, developing and retaining these individuals. Because our partners tend to be emerging leaders, our information technology professionals have an opportunity to work with the latest in cutting-edge information technology. We believe that this helps us recruit superior professionals, who actively seek these types of assignments. We foster professional development by training our information technology professionals in the skills critical to successful consulting engagements such as implementation methodology and project management. We hire information technology professionals based upon their skills and abilities, as opposed to proximity to end-user customers. We only require that our professionals live close to major metropolitan airports. This allows us to hire talented people from smaller markets and gives them project opportunities that their home city may not provide.

         Our business is labor intensive. Accordingly, our success depends in large part upon our ability to attract, train, retain, motivate and manage highly skilled information technology professionals. Because of the recent rapid growth of the Internet, we have found that individuals who can perform the services we offer are scarce and we believe they are likely to remain a limited resource for the foreseeable future. Furthermore, there is a high rate of attrition among such personnel. Any inability to attract, train and retain highly skilled information technology professionals would impair our ability to adequately manage and staff our existing projects and to bid for or obtain new projects, which in turn would adversely affect our operating results.

         As of February 29, 2000, we had 58 full-time employees. Of our total employees, 43 were information technology professionals and 15 were involved in sales, general administration and marketing. Our employees are not represented by any collective bargaining unit, and we have never experienced a work stoppage. We believe our employee relations are good.

PROPERTIES

         We lease approximately 2,700 square feet of office space in Austin, Texas from Powershift Ventures, LLC, under a month to month lease. The rent is currently $4,500 per month. Our Chairman of the Board, Steven G. Papermaster, is the president and a beneficial owner of Powershift Ventures, LLC. Mr. Papermaster also controls Powershift Ventures, L.P., one of our principal stockholders. In addition, we lease approximately 800 square feet of office space in New London, Connecticut under a lease with Thamesview West, Inc. which terminates on

December 14, 2000. The rent is currently $795 per month. Please read "Certain Transactions" and "Principal Stockholders" for more information.

LEGAL PROCEEDINGS

         We are not currently a party to any material legal proceedings.

         We received a demand letter from a company claiming that our Web Site induces patent infringement by others and requesting that we enter into a license agreement with the company that could require us to pay up to $150,000. We believe the claim is without merit and intend to vigorously defend the claim.

RECENT DEVELOPMENTS

         ACQUISITION OF LOREDATA, INC. On January 3, 2000, we consummated the acquisition by way of merger of LoreData, Inc., a Connecticut corporation, with and into our wholly-owned subsidiary, Perficient Acquisition Corp., a Delaware corporation. Perficient Acquisition Corp. was the surviving corporation to the merger and continues its existence under the name, "Perficient LoreData, Inc." LoreData, Inc. was a 17 person Internet professional services firm based in New London, Connecticut. We acquired LoreData for an aggregate purchase price of (i) $385,000 in cash that was paid at closing, (ii) 30,005 shares of our common stock, par value $0.001 per share, also paid at closing, and (iii) 131,709 shares of Perficient common stock that are being held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of January 3, 2000. We utilized proceeds from our initial public offering of common stock to fund the cash portion of the purchase price of LoreData.

         PRIVATE PLACEMENT. On February 7, 2000, we completed an $8.1 million private placement of common stock. We intend to use the proceeds from the private placement to further accelerate our previously announced acquisition program and for other corporate purposes. A total of 400,000 shares of common stock were issued and sold by us, resulting in gross proceeds to us of $5.6 million. John T. McDonald and Bryan R. Menell, each an officer and a director of Perficient, and David S. Lundeen, a director of Perficient, sold the remaining 180,000 shares of common stock in the private placement. The private placement was priced at $14 per share. Gilford Securities Incorporated acted as placement agent in connection with the private placement. In addition, we entered into a Registration Rights Agreements with each of the purchasers pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the shares of common stock sold in the private placement by no later than April 30, 2000.

                               BUSINESS OF COMPETE


OVERVIEW

         Compete provides Internet consulting services including systems development, implementation and education services to companies in a wide array of industries, including financial services, insurance, government, automotive and health care. Compete's services are utilized by customers that desire to build and educate businesses or to leverage their existing operations by incorporating into them elements of eBusinesses. "eBusinesses" are businesses that combine the reach and efficiency of the Internet with both emerging and existing technologies to enable companies to strengthen relationships with customers and business partners, create new revenue opportunities, reduce costs, improve operating efficiencies, optimize supply chains, shorten cycle times and improve communications.

         Compete has established a "partner" relationship with International Business Machines Corp. ("IBM"). As part of its partner relationship, Compete utilizes and implements IBM's Websphere(TM), VisualAge Generator(TM), Java(TM) and Smalltalk(TM) programs to enhance their customers' eBusiness strategy.

         Compete has agreements with many of its end-user customers that are typically in effect for short durations and enable the customers to modify or terminate Compete's services on minimal prior notice. If a customer defers, modifies or cancels an engagement or chooses not to retain Compete for future projects, Compete must be able to rapidly redeploy its employees to other engagements in order to minimize under-utilization of employees and the resulting harm to its operating results.

COMPETE'S CONSULTING SERVICES

         Compete provides Internet consulting services across a wide range of industries, with particular expertise in financial services, telecommunications, insurance and healthcare. Compete builds and deploys mission critical, enterprise applications essential to running core business systems. Typical engagements include implementation, training and mentoring services to provide skills transfer and rapid deployment of new technology for clients.

         Compete has nearly doubled its staff of technical professionals each of the last three years. As of February 29, 2000, Compete employs 58 full-time people, 50 as billable consultants and 8 in management and administration. Compete has performed services across the United States and selectively around the world, with principal locations in Chicago, San Francisco, Raleigh and Auckland, New Zealand.

         Because of its experience in enterprise applications, Compete intends to continue to develop business to business partner relationships. Compete's targeted businesses are those that combine the reach and accessability of the Internet with existing core system and data assets.

FOCUS ON IBM TECHNOLOGY

         Compete supports key IBM technologies such as WebSphere(TM), VisualAge(TM) and Universal Database(TM). Compete is a Premier level IBM Business Partner and has deployed and assisted in developing hundreds of references for IBM software products. Accordingly, Compete has developed an important strategic relationship with the IBM Software Group, including executive management, product development and field sales.

COMPETITION

         Competition in the eBusiness services market is intense and Compete expects the competition in this market to intensify for the foreseeable future. Compete faces competition from companies selling eBusiness software and services, and from the in-house development efforts of companies seeking to engage in eBusiness. Compete's current competitors include the following:

         - Systems integrators, such as Cambridge Technology Partners, Sapient Corporation, Scient Corporation and Viant Corporation

         - Large consulting firms, such as Andersen Consulting and the consulting arms of the large accounting firms;

         - Outsourcing firms, such as Computer Sciences Corporation, Electronic Data Systems and Perot Systems

         - Information technology staffing firms, such as Keane, Inc. and Renaissance Worldwide;

         - Internet service firms, such as Proxicom, Inc. and USWeb Corporation; and

         - Internal information technology departments of current and potential partners, including IBM, as well as other computer equipment and services companies.

         Because relatively low barriers to entry characterize Compete's market, Compete also expects other companies to enter its market.

         Most of Compete's competitors have longer operating histories, larger client bases, greater name recognition and possess significantly greater financial, technical and marketing resources than Compete does. As a result, its competitors may be able to better attract companies to which Compete markets its services and adapt more quickly to new technologies or evolving customer requirements. Many competitive factors are outside of Compete's control, such as the ability of its competitors to hire, retain and motivate qualified information technology professionals.

EMPLOYEES

         Compete's most important assets are its information technology professionals that provide Internet and software education, consulting and systems development and implementation services to its end-user customers. Compete's business is labor intensive. The Internet and software industries are rapidly growing with many new companies entering the market. In addition, there are limited persons with the experience, technological background and know-how who are able to provide the services necessary to Compete's end-user customers. Accordingly, Compete's future success depends in large part upon its ability to attract, train, retain, motivate and manage highly skilled information technology professionals. Furthermore, there is a high rate of attrition among such personnel. Any inability to attract, train and retain highly skilled information technology professionals would impair Compete's ability to adequately manage and staff its existing projects and to bid for or obtain new projects, which in turn would adversely affect its operating results.

         As of February 29, 2000, Compete had 58 full-time employees. Of its total employees, 50 are information technology professionals and 8 are involved in sales, general administration and marketing. Compete employees are not represented by any collective bargaining unit, and it has never experienced a work stoppage. Compete believes its employee relations are good.

PROPERTIES

         Compete leases approximately 4,320 square feet of office space in Lisle, Illinois from Chicago Title and Trust Company under a lease expiring on September 14, 2001. Compete also leases approximately 1,457 square feet of office space in San Francisco, California from BRE/CBL, LLC under a lease expiring on April 14, 2002.

LEGAL PROCEEDINGS

         Compete is not currently a party to any material legal proceedings.


                                  RISK FACTORS

RISKS PARTICULAR TO THE ACQUISITION OF COMPETE

THE CONSIDERATION BEING PAID BY US IN THE MERGER WILL REMAIN FIXED DESPITE ANY INCREASE OR DECREASE IN THE STOCK PRICES OF PERFICIENT OR COMPETE.

         Upon completion of the Merger, each share of Compete common stock will be converted into the right to receive (i) $1.24 in cash, (ii) $0.89 in a promissory note to be repaid within six months following the closing, and (iii)
0.78 shares of Perficient common stock. In addition, options to purchase a total of 446,412 shares of Compete common stock will be converted so that an option to purchase one share of Compete common stock and any additional options issued by Compete with our consent prior to the merger will be converted into an option to purchase 0.78 shares of Perficient common stock plus the number of shares of Perficient common stock purchasable for $2.13, calculated in the manner set forth in the Merger Agreement. This exchange ratio is a fixed number and will not be adjusted in the event of any increase or decrease in the price of either Compete common stock or Perficient common stock. The prices of Compete common stock and Perficient common stock when the Merger takes place may vary from their prices at the date of this Proxy Statement and at the date of the Special Meeting. Such variations may be the result of changes in the business or operations of Compete or Perficient, market assessments of the likelihood that the acquisition will be consummated, the timing thereof, and the prospects of Compete, Perficient, or the combined company, regulatory considerations, general market and economic conditions and other factors. Because the completion of the acquisition may occur at a date later than the Special Meeting, there can be no assurance that the prices of Compete common stock and Perficient common stock on the date of the Special Meeting will be indicative of their respective prices at the completion of the Merger.

COMPETE IS DEPENDENT UPON A CONTINUING RELATIONSHIP WITH IBM AND A LIMITED NUMBER OF CLIENTS.

         Compete has developed an important relationship with IBM. Substantially all of its consulting projects involve IBM-based systems and technologies. IBM accounted for 33% of Compete's revenue during 1998 and 12% of its revenue during 1999. Any termination of the relationship with IBM would have a material adverse effect on Compete's operating results and financial condition after the Merger. IBM only retains the services offered by Compete on a case-by-case basis and may choose at any time to use any other firm or to provide the services that Compete performs for itself. Therefore, any downturn in IBM's business or any shift in its decisions to continue to use the services offered by Compete could also result in substantially reduced sales by us after the Merger. During 1999, approximately 57% of Compete's sales were derived from services provided to three customers (including IBM). Although Compete generally provides services on a project-to-project basis, any losses of the relationships with any of these three service providers would have a material adverse effect on Compete's results of operations.

WE MAY HAVE DIFFICULTY INTEGRATING THE BUSINESS OF COMPETE INTO OUR EXISTING OPERATIONS.

         The acquisition of Compete involves the integration of two companies that have previously operated independently, with focuses on different geographical markets and software products utilizing different personnel. We cannot assure you that we will be able to integrate the operations of Compete without encountering difficulties or experiencing the loss of key Compete employees, customers or suppliers, or that the benefits expected from such integration will be realized. In addition, we cannot assure you that the management teams of Perficient and Compete will be able to satisfactorily work with one another.


YOU WILL SUFFER IMMEDIATE AND SUBSTANTIAL DILUTION OF YOUR PERCENTAGE EQUITY AND VOTING INTEREST.

         We will issue up to 2,200,000 shares of common stock in connection with the Merger, of which one-half of the shares of common stock issued will be reserved and withheld in escrow to cover possible indemnification obligations. We will also convert additional compete options into options to purchase approximately 393,283 shares of Perficient's common stock (assuming a value of Perficient's common stock as of February 29, 2000, the most recent practicable date prior to the printing of this Proxy Statement, of $21.50 per share). The 2,200,000 shares would represent approximately 31% of the number of shares of our common stock outstanding on a fully-diluted basis as of February 29, 2000. Accordingly, the Merger will have the effect of substantially reducing the percentage equity and voting interest held by each of our stockholders.

THE COMPETE STOCKHOLDERS MAY BE ABLE TO SIGNIFICANTLY INFLUENCE US FOLLOWING THE STOCK ISSUANCE.

         The substantial ownership of our common stock by Compete's current stockholders after the Merger will provide them with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by Perficient's stockholders. Following the closing of the Merger, the ownership of our common stock by the nine Compete's stockholders and Vested Option Holders, including those who will become directors and/or executive officers of Perficient will represent approximately 31% of the outstanding shares of Perficient. This concentration of ownership of our common stock may make it difficult for other Perficient stockholders to successfully approve or defeat matters which may be submitted for action by our stockholders. It may also have the effect of delaying, deterring or preventing a change in control of Perficient without the vote of the Compete stockholders. In addition, sales of our common stock by the Compete stockholders to a third party may result in a change of control of Perficient.

WE MAY LOSE RIGHTS UNDER CONTRACT WITH CUSTOMERS AND OTHER THIRD PARTIES AS A RESULT OF THE MERGER.

         Perficient and Compete each have contracts with suppliers, customers, licensors, licensees and other business partners. The Stock Issuance may trigger requirements under some of these contracts to obtain the consent, waiver or approval of the other parties. If we cannot do so, we may lose some of these contracts or have to renegotiate the contracts on terms that may be less favorable. In addition, many of these contracts are for a short term or can be terminated following a short notice period. A loss of any of these contracts would reduce our revenues and may, in the case of some contracts, affect rights that are important to the operation of our business.

WE WILL FACE ADVERSE ACCOUNTING CONSEQUENCES BY COMPLETING THIS MERGER.

         The Merger will be accounted for under the purchase method of accounting. Compete's assets would be recognized at their fair value and any excess of the purchase price over such fair value, other than amounts charged to in-process research and development costs, if any, will be recognized as goodwill on Perficient's balance sheet. The goodwill will be amortized as an expense over its anticipated useful life. Since the amount of goodwill will be substantial, purchase accounting treatment could materially adversely affect the combined company's financial results throughout the amortization period.

COMPETE WILL FACE MANY OF THE SAME RISK FACTORS AS WE DO.

         Because Compete's business is very similar to ours, it faces many of the same risks as we do. Our investment in Compete is subject to, among others, the following risk factors:

         - Compete's limited operating history makes evaluating its business difficult.

         -        Compete's partners are not obligated to use its services.

         -        Compete may align itself with partners that fail.

         - Compete's success will depend upon retaining its management team.

         - Compete's quarterly operating results will be volatile and may cause our stock price to fluctuate.

         - Compete focuses solely on companies in the market for Internet software and could be damaged by any downturn in this industry.

RISKS PARTICULAR TO OUR BUSINESS

WE HAVE LOST MONEY DURING MOST OF THE QUARTERS DURING WHICH WE HAVE BEEN IN BUSINESS AND WE EXPECT TO LOSE MONEY IN THE FUTURE.

         We have incurred operating losses in most of the quarters during which we have been in business. We cannot assure you of any operating results and we will likely experience large variations in quarterly operating results. In future quarters, our operating results may not meet public market analysts' and investors' expectations. If that happens, the price of our common stock may fall.

         We expect to incur net losses at least through the end of 2000. We plan to increase our expenditure on sales and marketing, infrastructure development, personnel and general and administrative in connection with our efforts to expand our business. As a result, we will need to generate significant revenues to achieve profitability. Even if we achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis in the future. Although our revenues have grown in recent quarters, you should not view our historical growth rates as indicative of our future revenues.

OUR LIMITED OPERATING HISTORY MAKES EVALUATING OUR BUSINESS DIFFICULT.

         We began our business in September 1997. We only began providing services on any significant basis in mid-1998 and primarily to only one partner. As a result, we have a limited operating history upon which you may evaluate our business and prospects. Companies in an early stage of development frequently encounter greater risks and unexpected expenses and difficulties. Our success will depend on our ability to rapidly expand the number of partners and teams of information technology professionals. However, we may not grow as planned or at all. Many of our current and potential competitors have longer operating histories, more established reputations and potential partner relationships and greater financial, technical, industry and marketing resources than we do. If we do not experience substantial growth, this would place us at a disadvantage to our competitors.

THE LOSS OF SALES TO VIGNETTE CORPORATION WOULD SERIOUSLY HARM OUR BUSINESS.

         Vignette Corporation accounted for 91% of our revenue during 1998 and 96% of our revenue during 1999. Any termination of our relationship with Vignette would have a material adverse effect on our operating results and financial condition. Vignette only retains our services on a case-by-case basis and may choose at any time to use any other firm or to provide the services that we performs for itself. Therefore, any downturn in Vignette's business or any shift in its decisions to continue to use our services could also result in substantially reduced sales by us.

OUR PARTNERS ARE NOT OBLIGATED TO USE OUR SERVICES.

         Our contracts with our partners do not obligate them to use our services. A partner may choose at any time to use another consulting firm or to perform the services we provide through an internal services organization. Any termination of a relationship with a partner, or a partner's decision to employ other consulting firms or perform services in-house, could seriously harm our business.

WE MAY ALIGN OURSELF WITH PARTNERS THAT FAIL.

         In selecting our partners, we seek to identify Internet software companies that we believe will develop into market leaders. However, our partners compete in new and rapidly changing markets. In certain of these markets, only a few companies will survive. If we align ourselves with companies that fail to become market leaders, our business may suffer because our partners will not have significant demand for our services. We invest substantial resources to train our information technology professionals regarding the use and features of our partners' software, and we will lose this investment if our partners fail.

WE HAVE AGREED NOT TO PERFORM SERVICES FOR COMPETITORS OF OUR PARTNERS, WHICH LIMITS OUR POTENTIAL MARKET.

         We have generally agreed with our partners not to perform services for their competitors. These non-compete agreements substantially reduce the number of our prospective partners. In addition, these agreements increase the importance of our partner selection process, because many of our partners compete in markets where only a limited number of companies gain significant market share. If we agree not to perform services for a particular partner's competitors and our partner fails to gain meaningful market share, we are unlikely to receive future material revenues in that particular market.

OUR SUCCESS WILL DEPEND ON RETAINING OUR SENIOR MANAGEMENT TEAM AND KEY TECHNICAL PERSONNEL.

         We believe that our success will depend on retaining our senior management team, key technical personnel and our Chief Executive Officer, John
T. McDonald. This dependence is particularly important in our business, because personal relationships are a critical element of obtaining and maintaining our partners. If any of these people stop working for us, our level of management, technical, marketing and sales expertise could significantly diminish. These people would be difficult to replace, and losing them could seriously harm our business.

OUR QUARTERLY OPERATING RESULTS WILL BE VOLATILE AND MAY CAUSE OUR STOCK PRICE TO FLUCTUATE.

         Our quarterly revenue, expenses and operating results have varied significantly in the past and are likely to vary significantly in the future. Although we have limited historical financial data, we expect that we will experience seasonal fluctuations in revenues. We expect that revenues in the quarter ending December 31 will typically be lower than in other quarters because there are fewer billable days in this quarter due to vacations and holidays. This seasonal trend may materially affect our quarter-to-quarter operating results.

WE FOCUS SOLELY ON COMPANIES IN THE MARKET FOR INTERNET SOFTWARE AND COULD BE DAMAGED BY ANY DOWNTURN IN THIS INDUSTRY.

          Our business is dependent upon continued growth in the use of the Internet to fuel the growth in the amount of Internet software sold by our partners and prospective partners and used by their end-user customers. If use of the Internet does not continue to grow, or grows more slowly than expected, our growth would decline and our business would be seriously harmed. Any downturn in the market for Internet software would harm our business, financial condition and operating results.

WE ARE, AND WILL CONTINUE TO BE, CONTROLLED BY OUR OFFICERS AND DIRECTORS, WHICH COULD RESULT IN US TAKING ACTIONS THAT OTHER STOCKHOLDERS DO NOT APPROVE.

         Our executive officers, directors and existing 5% and greater stockholders beneficially own or control approximately 68% of the voting power of our common stock. Following the Merger, our executive officers and directors will own or control approximately 46.3% of the voting power of our common stock. These persons, if they were to act together, are in a position to elect and remove directors and control the outcome of most matters submitted to stockholders for a vote. Additionally, these persons are able to significantly influence any proposed amendment to our charter, a merger proposal, a proposed sale of assets or other major corporate transaction or a non-negotiated takeover attempt. This concentration of ownership may discourage a potential acquirer from making an offer to buy us, which, in turn, could adversely affect the market price of our common stock. You should read "Management," "Principal Stockholders" and "Description of Securities" for more information on control of us.

OUR COMMON STOCK COULD BE DELISTED FROM THE NASDAQ SMALLCAP MARKET AND THE BOSTON STOCK EXCHANGE, WHICH WOULD MAKE TRADING IN OUR STOCK MORE DIFFICULT.

         Our shares are listed on the Nasdaq SmallCap Market and the Boston Stock Exchange. However, our shares could be subsequently delisted, which would force us to list our shares on the OTC Bulletin Board or some other quotation medium, such as "pink sheets," depending upon our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations for, the price of our shares. Delisting may also reduce the visibility, liquidity and price of our common stock.

         If our common stock is delisted from the Nasdaq SmallCap Market and does not trade on another national securities exchange, we may become subject to "penny stock" regulations that impose additional sales practice disclosure and market making requirements on broker-dealers who sell or make a market in our stock. In such instance, the rules of the Securities and Exchange Commission would generally define "penny stock" to be common stock that has a market price of less than $5.00 per share. If our stock becomes subject to penny stock regulations, it would adversely affect the ability and willingness of broker-dealers who sell or make a market in our common stock and of investors to sell our stock in the secondary market.

                      MARKET PRICE AND DIVIDEND INFORMATION

         Shares of Perficient common stock are listed on the Nasdaq SmallCap Market under the symbol "PRFT" and on the Boston Stock Exchange under the symbol "PRF".

         The table below sets forth, for the calendar quarters indicated, the reported high and low closing prices of Perficient common stock as reported on the Nasdaq SmallCap Market. We have not declared any dividends on our common stock during any period covered by the table.

         1999                                             MARKET PRICE
                                                     HIGH                LOW

         Third Quarter                               12.00               6.25

         Fourth Quarter                              17.88               6.50

         2000

         First Quarter                               26.50              12.00


         On February 16, 2000, the last full trading day prior to the public announcement of the proposed Merger, the closing price on the Nasdaq SmallCap Market was $26.00 per share of Perficient common stock after a high of $26.50 and low of $25.625 during the course of trading that day. On April 3, 2000, the closing price on the Nasdaq SmallCap Market was $18.75 per share of Perficient common stock. Under the terms of the Merger Agreement, Compete stockholders may receive up to 2,200,000 shares of Perficient common stock regardless of the value of Perficient common stock on any particular date.

         We do not presently expect to pay dividends on Perficient common stock after the acquisition of Compete or in the foreseeable future. We intend to retain future earnings, if any, to fund the development and growth of our business. Future dividends, if any, will be determined by our Board of Directors.


                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

PERFICIENT

         The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and notes thereto and the other financial information included elsewhere in this filing. In addition to historical information, this management's discussion and analysis of financial condition and results of operations and other parts of this filing contain forward-looking information that involve risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information as a result of certain factors, including but not limited to, those set forth under "Risk Factors" and elsewhere in this filing.

         We were incorporated in September 1997 and began generating revenue in February 1998. We generate revenues from professional services performed for end-user customers of our partners and associated reimbursable out-of-pocket expenses. We refer to the Internet companies with which we work as our "partners." To date, our limited number of partners have consisted of Internet software companies and we expect that Internet software companies will comprise our partners for the foreseeable future. Our contractual relationships are with our partners rather than their end-user customers. We perform services on a time-and-materials basis and are reimbursed for expenses. We recognize revenue for fees as services are performed and reimbursable expenses as incurred.

         We established our first partner relationship with Vignette Corporation, an Internet relationship management software company, in February 1998. During 1999, we established partner relationships with four additional internet software companies. Most of our revenues for the near future are expected to be derived from Vignette with smaller portions derived from these newer partner relationships. In December, 1999, we began providing services to Plumtree, Inc. Total revenue during 1999 from partners other than Vignette were approximately $102,000. As a result, our revenues and operating results are subject to substantial variations based on Vignette's sales and the frequency with which we are chosen to perform services for Vignette's end-user customers. Our agreement with Vignette may be terminated at any time by Vignette or by us. The agreement does not obligate Vignette to use our services for any minimum amount or at all, and Vignette may use the services of our competitors. Nevertheless, we are restricted, for as long as the agreement is in place, from performing services for Vignette's competitors.

         Our plan is to establish additional partner relationships with Internet software companies and increase our number of information technology professionals. In connection with our planned expansion, we expect to incur substantial expenses in anticipation of identifying and being retained by new partners. Therefore, we expect that we will continue to incur losses during 2000. We plan to spend significant amounts on:

         - Recruiting, training and equipping information technology professionals;

         -        Expanding our management and technology infrastructure;

         -        Expanding our physical facilities;

         -        Sales and marketing expenses; and

         - Working capital and general corporate purposes, including potential acquisitions.


         The number of information technology professionals who have agreed to perform services for the Company has increased from zero at December 31, 1997 to 8 at December 31, 1998 and to 43 at December 31, 1999. We expect our number of information technology professionals to grow significantly during the next 12 months. Our personnel costs represent a high percentage of our operating expenses and are relatively fixed in advance of each quarter. Accordingly, if revenues do not increase at a rate equal to expenses, we will incur continuing losses and our business, financial condition, operating results and liquidity will be materially and adversely affected.

Results Of Operations

         Fiscal Year Ended December 31, 1998 Compared To December 31, 1999

         Consulting Revenues. Revenues increased from $826,000 for the twelve months ended December 31, 1998 to $3,155,000 for the twelve months ended December 31, 1999. The increase in revenues reflected the increase in the number of projects performed and in the number of information technology professionals employed. Our revenues for the twelve months ended December 31, 1998 and 1999 consisted of $694,000 and $2,648,000, respectively, in fees generated by our information technology professionals and $132,000 and $507,000, respectively, of reimbursable expenses. During the twelve month period ended December 31, 1999, 96% of our revenues came from Vignette.

         Cost of Consulting Revenues. Cost of revenues, consisting of direct costs, primarily salaries and benefits for information technology professionals assigned to projects and of reimbursable expenses, increased from $401,000 for the twelve months ended December 31, 1998 to $1,541,000 for the twelve months ended December 31, 1999. The number of information technology professionals who have agreed to perform services for the Company increased from 8 for the twelve months ended December 31, 1998 to 43 for the twelve months ended December 31, 1999. This amount would be 94 on a pro forma basis giving effect to the Merger.

         Gross Margin. Gross margin increased from $425,000 for the twelve months ended December 31, 1998 to $1,614,000 for the twelve months ended December 31, 1999. Gross margin as a percentage of consulting revenues was 51% and the gross margin of consulting fees over direct costs of consulting fees, without respect to reimbursable expenses, was 61% for the twelve months ended December 31, 1998 and 1999.

         Selling, general and administrative expenses. Selling, general and administrative expenses consist primarily of marketing activities to solicit partners, salaries and benefits, travel costs and non-reimbursable expenses. Selling, general and administrative expenses increased from $357,000 for the twelve months ended December 31, 1998 to $2,197,560 for the twelve months ended December 31, 1999. The increase in selling, general and administrative expenses was related to our increased marketing activities to solicit additional partners and to increases in overhead costs necessary to support the growth in our workforce. We expect these expenses to increase in absolute dollar amounts in connection with our planned expansion.

         Stock Compensation. Stock compensation expense consists of non-cash compensation arising from certain sales of stock and option grants to officers, directors or other affiliated persons. We have recognized $880,000 in non-cash compensation in connection with the sale of stock that occurred in January 1999. In addition, we have recorded in stockholders' equity on our balance sheet aggregate deferred stock compensation totaling $228,000 in connection with stock options that were granted in January 1999. Stock option expense will be recognized to the extent of approximately $19,000 per quarter over a three year period ending January 2002, which is the end of the vesting period for the related options. We have recognized approximately $76,000 in non-cash compensation expense during the twelve month period ended December 31, 1999 relating to the vesting of these options. Total non-cash compensation expense for the twelve month period ended December 31, 1999 was $956,000.


Liquidity And Capital Resources

         We received approximately $6.3 million in July 1999 from an initial public offering of 1,000,000 shares of our common stock, net of underwriting discounts, commissions and expenses. The primary purposes of the initial public offering were to obtain additional equity capital, create a public market for our common stock and facilitate future access to public markets. During the fiscal year ended December 31, 1999, we used approximately $725,000 of the proceeds for recruiting, training, and equipping information professionals, expanding our technology infrastructure, sales and marketing expenses, expanding our physical facilities, repayment of accounts payable, and general corporate purposes, including working capital. A portion of the proceeds in the future may also be used for the acquisition of businesses that are complimentary to ours. Pending such uses of proceeds, we have invested the net proceeds of the offering in investment grade, interest-bearing securities. Prior to the offering, we financed our operations primarily through equity financing and bank borrowings. Through June 30, 1999, we had raised $400,000 from private sales of our common stock.

         We have a factoring agreement with Silicon Valley Bank, which allows us to borrow up to $1,000,000 against our qualifying accounts receivables. Borrowings under this agreement, which expires July 1, 2000, bear interest at the bank's prime rate. In connection with this bank agreement, we issued warrants to the Bank to acquire up to 3,750 shares of our common stock at $8 per share. As of December 31, 1999, there were no borrowings under this loan agreement.

         Cash used in operations for the twelve months ended December 31, 1998 was $55,000 and cash used in operations for the twelve months ended December 31, 1999 was $6,171,264.

As of December 31, 1999, we had $5,819,000 in cash and working capital of $6,028,000. On August 3, 1999, our initial public offering was completed, which increased our cash by approximately $6.3 million. The timing and amount of our capital requirements will depend on a number of factors, including demand for our services, the need to develop new partner relationships, competitive pressures and the availability of complementary businesses that we may wish to acquire.

         On February 7, 2000, we sold 400,000 shares of Perficient common stock at $14 per share in a private placement. We intend to use the proceeds of approximately $5,550,000 from the private placement to fund the cash portion of the purchase price of Compete, for our operations and general corporate purposes and to satisfy the promissory notes we will issue under the Compete Merger described below.

         In connection with the acquisition of Compete, we agreed to pay to the shareholders and Vested Option Holders of Compete $3,500,000 in cash and we will agree to pay $2,527,500 six months from the date of the closing of the Merger. We will use the proceeds of the private placement to fund the initial cash payment and expect that we will fund the repayment of the notes from working capital.

         If our capital is insufficient to fund our activities in either the short or long term, we may need to raise additional funds. If we raise additional funds through the issuance of equity securities, our existing stockholders' percentage ownership will be diluted. These equity securities may also have rights superior to our common stock. Additional debt or equity financing may not be available when needed or on satisfactory terms. If adequate funds are not available on acceptable terms, we may be unable to expand our services, respond to competition, pursue acquisition opportunities or continue our operations.

Recent Accounting Pronouncements

         In June 1998 and 1999, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities" and SFAS No. 137, "Accounting for Derivatives and Hedging Activities - Deferral of the Effective Date of SFAS No. 133" ("SFAS 133"), respectively. SFAS 133 is effective for all fiscal quarters beginning with the quarter ending June 30, 2000. SFAS 133 establishes accounting and reporting standards of derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. We will adopt SFAS 133 in our quarter ending June 30, 2000 and do not expect such adoption to have an impact on our reported results of operations, financial position or cash flows.

COMPETE

         The following discussion and analysis of Compete's financial condition and results of operations should be read in conjunction with its financial statements and notes thereto and the other financial information included elsewhere in this filing. In addition to historical information, this management's discussion and analysis of financial condition and results of operations and other parts of this filing contain forward-looking information that involve risks and uncertainties. Compete's actual results could differ materially from those anticipated by such forward-looking information as a result of certain factors, including but not limited to, those set forth under "Risk Factors" and elsewhere in this filing.

         Compete was incorporated in 1994. Compete offers Internet systems development and architecture services, implementation services, and education to companies in a wide array of industries, including financial services, insurance, government, automotive and health care. Compete has developed strong product affinity expertise around IBM's Visual Age Java, Generator, and Websphere family of products. Compete generates revenues from professional services, education and training performed for end-user customers of these products. The majority of Compete's business is effected on a time and material basis both directly with the end-user customers and as a subcontractor for IBM. Compete recognizes revenue as services are performed and reimbursable expenses as incurred.

         Compete's plan is to continue to focus its efforts on services related to Websphere, VA Java, and VA Generator systems. Compete also intends to expend efforts to develop relationships with new technology partners beyond IBM. Compete believes that to meet the demand for these services it will have to continue to rapidly increase its number of technology consultants. Historically Compete has funded its growth through cash generated by operations, and Compete anticipates being able to do so in 2000.

         The number of billable information technology professionals who have agreed to perform services for Compete has increased from 13 at December 31, 1997 to 25 at December 31, 1998 and to 45 at December 31, 1999. Compete expects its number of information technology professionals to grow significantly during the next 12 months. Compete's personnel costs represent a high percentage of its operating expenses and are relatively fixed in advance of each quarter. Accordingly, if revenues do not increase at a rate equal to expenses, or anticipated business does not materialize, Compete could incur losses and its business, financial condition, operating results and liquidity will be materially and adversely affected.

Results Of Operations

Fiscal Years Ended December 31, 1998 Compared To Fiscal Year Ended December 31, 1999

         Consulting Revenues. Revenues increased from $4,181,458 for the twelve months ended December 31, 1998 to $6,643,577 for the twelve months ended December 31, 1999. The increases in revenues reflected the increase in the number of projects performed and in the number of information technology professionals employed, which increased from 25 at year end 1998 to 45 at year end 1999. Compete's revenues for the twelve months ended December 31, 1998 and ended December 31, 1999 consisted of $3,763,217 and $6,043,022, respectively, in fees generated by its information technology professionals and $418,240 and $600,555 respectively, of reimbursable expenses. During the twelve month period ended December 31, 1999, 77% of Compete's revenues came from its five largest customers.

         Cost of Consulting Revenues. Cost of revenues, which consists primarily of salaries and benefits for information technology professionals and of project related expenses, which for the most part are reimbursable, increased from $2,626,430 for the twelve months ended December 31, 1998 to $4,087,063 for the twelve months ended December 31, 1999.

         Gross Margin. Gross margin increased from $1,555,028 for the twelve months ended December 31, 1998 to $2,566,514 for the twelve months ended December 31, 1999. Gross margin as a percentage of consulting revenues was 38% for the twelve months ended December 31, 1999 and the margin of consulting fees over direct costs of consulting fees, without respect to reimbursable and project related expenses, was 44%.

         Selling, general and administrative. Selling, general and administrative expenses consist primarily of recruiting and training costs, salaries and benefits of management and administrative staff, office expense, travel costs and non-reimbursable expenses. Selling, general and administrative expenses increased from $973,525 for the twelve months ended December 31, 1998 to $2,149,642 for the twelve months ended December 31, 1999. The increase in selling, general and administrative expenses was primarily related to increases in overhead costs necessary to support the growth in Compete's workforce. Compete expects these expenses to increase in absolute dollar amounts in connection with its planned expansion.

         Operating income. Operating income decreased from $581,503 for the twelve months ended December 31, 1998 to $406,872 for the twelve months ended December 31, 1999. The decrease in operating income primarily reflects additional management costs added in 1999 to support the growth in Compete's workforce as well as a calculated investment to ramp up Compete's Websphere capability.

Liquidity And Capital Resources

         Compete has a line of credit with Citibank, which allows it to borrow up to $750,000 against its qualifying accounts receivable. Borrowings under this agreement, which expires June, 2000, bear interest at the bank's prime rate + 1%. As of December 31, 1999, there was $400,000 outstanding under this agreement. Compete is currently in the process of extending the cap on its line of credit to $1,500,000. Compete intends to satisfy and terminate this line of credit prior to the consummation of the Merger.

         Cash generated from operations for the twelve months ended December 31, 1998 and 1999 was $218,021 and $220,913 respectively. As of December 31, 1999, Compete had $43,172 in cash and working capital of $357,664 respectively. The timing and amount of Compete's capital requirements will depend on a number of factors, including demand for its services, competitive pressures and the availability of complementary businesses that Compete may wish to acquire.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information regarding the beneficial ownership of Perficient common stock as of March 30, 2000 for (i) each person or entity who is known by us to own beneficially more than five percent of our common stock; (ii) each named executive officer listed in the Summary Compensation table below; (iii) each director of Perficient; and (iv) all directors and executive officers as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 AMOUNT AND         PERCENT OF
--------------------------------------                                  NATURE OF           CLASS(2)
                                                                         SHARES            ----------
                                                                       BENEFICIALLY
                                                                          OWNED
                                                                       -------------
Powershift Ventures, L.P.                                                 633,750               15.6%

Beekman Ventures, Inc.                                                    512,892                12.6
850 Third Avenue
New York, NY 10022

Bryan R. Menell(3)                                                        492,000                12.1

John T. McDonald(4)                                                       669,392                15.9
525 East 72nd Street
New York, NY 10021

John A. Hinners(5)(6)                                                      75,000                 1.8

Steven G. Papermaster(7)                                                  828,750                20.4

David S. Lundeen                                                          325,750                 8.0

Dr. W. Frank King(8)                                                       20,000                   *

Philip J. Rosenbaum(8)                                                     20,000                   *

Directors and executive officers as a group (7 persons)........         2,280,892               55.2%

--------

* Indicates less than 1% of the outstanding shares of Perficient common stock.

(1) Unless otherwise indicated, the address of each person or entity is 7600-B N. Capital of Texas Highway, Austin, Texas 78731.

(2) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 30, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(3) Includes an aggregate of 200,000 shares of Perficient Common Stock that are subject to options granted by Mr. Menell to certain employees and officers of Perficient.

(4) Includes 512,892 shares owned by Beekman Ventures, Inc., of which Mr. McDonald is president and sole stockholder. Mr. McDonald is deemed to be the beneficial owner of such shares. Also includes 150,000 shares of Perficient Common Stock that may be acquired from Mr. Menell upon the exercise of a stock option granted to Mr. McDonald by Mr. Menell. Does not include options to purchase 50,000 shares of common stock that are not exercisable within 60 days of March 30, 2000.

(4)      Includes 5,000 shares held in the name of the Aubry Smith Hinners
         Section 2503(c) Trust.

(5) Includes options to purchase 75,000 shares of Perficient Common Stock exercisable within 60 days of March 30, 2000. Does not include options to purchase 85,000 shares of Perficient common stock that are not exercisable within 60 days of March 30, 2000 or 20,000 shares of Perficient Common Stock that may be acquired from Mr. Menell upon the exercise of a stock option granted to Mr. Hinners by Mr. Menell but that is not exercisable within 60 days of March 30, 2000.

(6) Includes 633,750 shares owned by Powershift Ventures, L.P., of which Mr. Papermaster is the sole general partner. Mr. Papermaster is deemed to be the beneficial owner of such shares. Does not include 16,250 shares held in various family trusts over which Mr. Papermaster has neither voting nor dispositive power.

(7) Includes options for 20,000 shares exercisable within 60 days of March 30, 2000.

                            MANAGEMENT OF PERFICIENT

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

         Our executive officers, directors and certain key employees, and their ages as of April 3, 2000 are as follows:

NAME                                   AGE                    POSITION WITH THE COMPANY
----                                   ---                    -------------------------
EXECUTIVE OFFICERS AND DIRECTORS
   John T. McDonald.................     36       Chief Executive Officer and Director
   Bryan R. Menell..................     34       Founder, President and Director
   John A. Hinners..................     43       Chief Financial Officer and Vice President
   Steven G. Papermaster............     41       Chairman of the Board
   David S. Lundeen.................     38       Director
   Dr. W. Frank King(1).............     60       Director
   Philip J. Rosenbaum(1)...........     50       Director
   Sam Fatigato....................      38       Director and Chief Operating Officer(2)

CERTAIN KEY EMPLOYEES
   Barry Demak......................     34       Vice President of Business Development
   Andrew J. Roehr..................     35       Chief Technology Officer


--------

(1) Indicates that the individual is a member of the compensation and audit committees.

(2) Nominee for Director. Mr. Fatigato will also become Chief Operating Officer upon the closing of the Merger.

EXECUTIVE OFFICERS AND DIRECTORS

         JOHN T. MCDONALD joined Perficient in April 1999 as our Chief Executive Officer. Since October 1998, Mr. McDonald has been the president of Beekman Ventures, Inc., a New York-based firm specializing in private equity investments in technology companies. From April 1996 to October 1998, Mr. McDonald was president of VideoSite, Inc., a multimedia software company that is currently a subsidiary of GTECH Corporation. GTECH acquired VideoSite in

October 1997, 18 months after Mr. McDonald became VideoSite's president. From May 1995 to April 1996, Mr. McDonald was a Principal with Zilkha & Co., a New York-based merchant banking firm. From June 1993 to April 1996, Mr. McDonald served in various positions at Blockbuster Entertainment Group, including Director of Corporate Development and Vice President, Strategic Planning and Corporate Development of NewLeaf Entertainment Corporation, a joint venture between Blockbuster and International Business Machines Corporation. From 1987 to 1993, Mr. McDonald was an attorney with Skadden, Arps, Slate, Meagher & Flom in New York focusing on mergers and acquisitions and corporate finance. Mr. McDonald received a B.A. in Economics from Fordham University in 1984 and a J.D. from Fordham Law School in 1987.

         BRYAN R. MENELL founded Perficient in September 1997 and has served as our President since inception. In 1991, Mr. Menell founded Exact Systems, Inc., a similar business providing services to customer management software vendors. Exact was acquired by BSG Corporation, a systems integrator specializing in emerging technologies, in January 1996. Mr. Menell continued to operate Exact's business as a subsidiary of BSG until July 1997. Prior to founding Exact, Mr. Menell worked as an independent consultant and as a consultant for Andersen Consulting. Mr. Menell studied Business and Management Information Systems at California State University at Chico.

         JOHN A. HINNERS joined Perficient in April 1999 as Chief Financial Officer and Vice President. From March 1998 until joining Perficient, Mr. Hinners independently provided financial consulting services primarily to start-up software companies. From October 1994 to February 1998, he was Managing Director-Finance and Administration of BSG Alliance/IT, Inc., a subsidiary of BSG. During this period, Mr. Hinners was responsible for operational and financial management of international subsidiaries and joint ventures, as well as financial review and management of acquisitions and large transactions. From August 1988 through September 1994, he served as Chief Financial Officer of such subsidiary. Mr. Hinners received a B.B.A. in Finance in 1979 and an M.B.A. in Accounting in 1981 from the University of Texas at Austin.

         STEVEN G. PAPERMASTER joined Perficient in April 1998 as a director and became Chairman in May 1999. He is also the Chairman of Powershift Group, an Austin-based technology venture development firm, and the general partner of Powershift Ventures, L.P., one of our principal stockholders. Mr. Papermaster is also a co-founder and the Chief Executive Officer of Agillion.com, Inc., an Internet business service provider. He currently serves as a member of the Board of Directors of Vignette and various privately-held companies. From 1987 to December 1997, Mr. Papermaster was the founder, chairman and Chief Executive Officer of BSG. Mr. Papermaster received a B.A. in Finance from the University of Texas at Austin in 1981 and began his career as a consultant with Arthur Andersen & Co. in the Management Information Consulting Division.

         DAVID S. LUNDEEN joined Perficient in April 1998 as a director. Since March 1999, Mr. Lundeen has been a partner with Watershed Capital, a venture capital firm in Mountain View, California. From June 1997 to February 1999, Mr. Lundeen was self-employed, managed his personal investments and acted as a consultant and advisor to various businesses including Powershift Group. From June 1995 to June 1997, he served as the chief financial officer and chief operating officer of BSG. Prior to that period, Mr. Lundeen served as president of Blockbuster

Technology and as vice president of finance of Blockbuster Video. Mr. Lundeen received a B.S. in Engineering from the University of Michigan in 1984 and an M.B.A. from the University of Chicago in 1988.

         DR. W. FRANK KING became a member of our Board of Directors in June 1999. He has served as a Director of PSW Technologies, Inc., a publicly-traded consulting services company, since October 1996. From 1992 to August 1998, Dr. King served as President and Chief Executive Officer of PSW. From 1988 to 1992, Dr. King was Senior Vice President of the Software Business group of Lotus, a software publishing company. Prior to joining Lotus, Dr. King was with IBM, a technology company, for 19 years, where his last position was Vice President of Development for the Personal Computing Division. Dr. King currently serves on the boards of directors of Auspex Systems, Inc., Eon Communications, Inc., Excalibur Technologies Corporation and Natural Microsystems Corporation. Dr. King earned a Ph.D. in electrical engineering from Princeton University, an M.S. in electrical engineering from Stanford University, and a B.S. in electrical engineering from the University of Florida.

         PHILIP J. ROSENBAUM became a member of our Board of Directors in June 1999. Since May 1995, Mr. Rosenbaum has been a self-employed developer of new businesses, investor and consultant. From February 1993 to May 1995, Mr. Rosenbaum was Vice President of International Operations of Unify Corporation, a software development tool supplier. Mr. Rosenbaum also serves on the board of directors of a privately held software company. Mr. Rosenbaum received a B.S. from Rutgers in 1972.

         SAM J. FATIGATO will become the Chief Operating Officer and a member of the Board of Directors of Perficient upon the closing of the Merger. From 1996 until the present time, Mr. Fatigato served as Chief Executive Officer of Compete, Inc. Prior to co-founding Compete, Mr. Fatigato was employed by IBM for 12 years, where he held various technical, sales and operational management positions. Mr. Fatigato received a B.A. from Northwestern University in 1983.

CERTAIN KEY EMPLOYEES

         BARRY DEMAK joined Perficient in July 1998 as the Vice President of Business Development. From May 1996 until joining Perficient, Mr. Demak was Manager, Worldwide Sales Operations at Cadence Design Systems, Inc., a provider of design and consulting services and technology to electronics companies. From August 1995 to May 1996, Mr. Demak was a manager in KPMG's Strategic Sales Automation practice. Before joining KPMG and since May 1992, Mr. Demak was responsible for sales and marketing for Metropolis Software. Mr. Demak received a B.B.A. in Marketing and Finance from the University of Michigan.

         ANDREW J. ROEHR became Chief Technology Officer of Perficient in May 1999. Prior to that time, Mr. Roehr had served as a consultant and advisor on technology matters to us since August 1998. Since May 1986, Mr. Roehr has provided consultative business and technology strategy services. From August 1998 to April 1999, Mr. Roehr served as Senior Technical Advisor to Powershift Group, an Austin-based technology venture development firm. From May 1991 to July 1998, Mr. Roehr was Director - Strategic Technology Services of BSG Alliance IT, Inc., a subsidiary of BSG Corporation. Mr. Roehr received a B.A. from Tufts University in 1987.

         We have hired during the last year, many of our current executive officers to establish a team to manage our operations. These newly hired officers include our Chief Executive Officer, hired in April 1999, our Chief Financial Officer, hired in April 1999, and our Chief Technology Officer, hired in May 1999. These individuals have not worked together previously and are in the process of integrating as a management team. Their failure to work together effectively would seriously harm our ability to carry out our business plan.



BOARD COMPOSITION AND COMMITTEES

         We currently have six directors, each serving a term until the next Annual Meeting of stockholders. Gilford Securities Incorporated may designate one person for election to our Board for the next three years. Gilford has not yet designated any persons to the Board. In the event Gilford does not elect to designate a Board nominee, then Gilford may designate one person to attend meetings of Perficient's Board as an observer during such three year period.

         Dr. King and Mr. Rosenbaum serve as the only members of the compensation committee and the audit committee of the Board of Directors. The compensation committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees and administers our Employee Plan. The audit committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of audits and other accounting-related services and reviews and evaluates our internal control functions. At each Annual Meeting of stockholders, six directors will be elected by the holders of the common stock, with the six nominees receiving the greatest number of votes serving as directors. Following the Merger, the Company has agreed to nominate and recommend Sam Fatigato as one of our directors, so long as he and the other shareholders and accelerated option holders of Compete and their affiliates own more than 10% of the shares of Perficient common stock issued to them in the Merger. If Mr. Fatigato is not elected to the Board, he will continue to have a right to attend and observe all Board meetings.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning the annual and long-term compensation earned by the individuals who served as our Chief Executive Officer during fiscal years 1998 and 1999 for services rendered in all capacities during those years. Bryan R. Menell served as Perficient's Chief Executive Officer from Perficient's inception until April 1999. Currently Mr. Menell serves as Perficient's President. Upon the closing of the Merger, Mr. Menell will resign from his position as President and become a Managing Director of one of our practices. John T. McDonald joined Perficient in April 1999 and assumed the duties of Chief Executive Officer. Barry Demak joined Perficient in 1999 and serves as a Vice President of Perficient. No other individual employed by Perficient received a salary and bonus in excess of $100,000 during 1999.


                                                  ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                                  -------------------            ----------------------
NAME AND PRINCIPAL
     POSITION                     YEAR         SALARY ($)      BONUS ($)     SECURITIES UNDERLYING OPTIONS (#)
     --------                     ----         ----------      ---------     ---------------------------------
John T. McDonald, Chief           1999            50,000         --                   --
Executive Officer and             1998                --         --                   --
Director

Bryan R. Menell,                  1999            96,667         --                   --
President                         1998            80,000         --                   --

Barry Demak,                      1999            110,400      22,000                 --
Vice President                    1998            45,000         --                150,000

EMPLOYMENT ARRANGEMENTS

         Mr. McDonald and Mr. Menell have employment agreements that each extend for a one - year term. Mr. McDonald's employment agreement provides for a monthly salary of $11,250 and three months' severance pay if we terminate him without cause following a change in control. Mr. Menell's employment agreement provides for a monthly salary of $10,000 and three months' severance pay if we terminate him without cause following a change in control. Additionally, Mr. McDonald and Mr. Menell have agreed to refrain from competing with us for a period of two years following the termination of their employment.

         We have a letter agreement with John A. Hinners, Chief Financial Officer and Vice President, concerning his employment. Under this agreement, following a change in control of Perficient, if Mr. Hinners is terminated or his job responsibilities are significantly reduced or if he is required to relocate or if our then current chief executive officer is terminated or not offered the chief executive officer position in the surviving company, Mr. Hinners' stock options to purchase 60,000 shares of Perficient common stock at an exercise price of $0.50 per share, 20,000 of which have vested and the remainder of which vest at a rate of 5,000 shares at the end of each three month period following January 1, 2000 will become fully vested within six months after the change-in-control event. Mr. Hinners will receive six months' severance pay for any termination without cause.

401(K) PROFIT SHARING PLAN

         We have adopted a 401(k) Profit Sharing Plan. Our 401(k) plan is available to all employees who have attained age 21. An employee may contribute, on a pre-tax basis, up to 20% of his or her wages, subject to limitations specified under the Internal Revenue Code. Under the terms of our 401(k) plan, we may make a discretionary matching contribution equal to a percentage of the employee's contribution to our 401(k) plan and a discretionary amount determined annually by us and divided among eligible participants based upon an employee's annual compensation in relation to the aggregate annual compensation of all eligible participants. Contributions are allocated to each employee's individual account and are, at the employee's election, invested in one, all or some combination of the investment funds available under our 401(k) plan. Employee contributions are fully vested and non-forfeitable. Any matching or discretionary contributions vest 25% for each year of service. To date, we have not made any matching contributions under our 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR TO NAMED EXECUTIVE OFFICERS

         None of the named executive officers were granted stock options during fiscal year ended December 31, 1999. However, John T. McDonald was granted options to purchase 50,000 shares of Perficient common stock at $14.688 per share in January 2000.


OPTION EXERCISES AND FISCAL YEAR END VALUES

         None of the named executive officers exercised stock options during the fiscal year ended December 31, 1999.

CERTAIN TRANSACTIONS


Sales of Securities

         Within the last two years, we have made the following sales of our common stock in transactions that were not registered under the Securities Act of 1933:

         - On April 15, 1998, we sold 221,000 shares to Powershift Ventures, LLC for an aggregate purchase price of $22,100 and 119,000 shares to Mr. Lundeen, a director, for an aggregate purchase price of $11,900. Mr. Papermaster, our Chairman of the Board, is the president of Powershift Ventures, LLC and a general partner of Powershift Ventures, L.P. Mr. Papermaster became a director and Powershift Ventures, LLC became a 5% stockholder in connection with this April 1998 stock purchase. Mr. Lundeen became a director and 5% stockholder in connection with his April 1998 stock purchase.

         - On June 10, 1998, we sold 214,500 shares to Powershift Ventures, LLC for an aggregate purchase price of $21,450 and 115,500 shares to Mr. Lundeen for an aggregate purchase price of $11,550.

         - On July 15, 1998, we sold 214,500 shares to Powershift Ventures, LLC for an aggregate purchase price of $21,450 and 115,500 shares to Mr. Lundeen for an aggregate purchase price of $11,550.

         - On January 12, 1999, we sold 350,000 shares to Beekman Ventures, Inc., a 5% stockholder, for an aggregate purchase price of $175,000, 50,000 shares to Mr. Hinners, now our Chief Financial Officer, for an aggregate purchase price of $25,000 and 40,000 shares to Mr. Lundeen for an aggregate purchase price of $20,000. Mr. McDonald, our Chief Executive Officer and a director, is the president and sole stockholder of Beekman Ventures. However, Mr. McDonald did not become an officer and director until April 1999. Mr. Hinners did not become our Chief Financial Officer until April 1999.

         - On January 3, 2000, we consummated the acquisition by way of merger of LoreData, Inc., a Connecticut corporation, with and into our wholly-owned subsidiary, Perficient Acquisition Corp., a Delaware corporation. As part of the merger consideration, we issued 30,005 shares of our common stock, par value $0.001 per share, to the shareholders of LoreData, Inc., at closing. Additionally, we issued 131,709 shares of our common stock that are being held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of January 3, 2000.

         - On February 7, 2000, we completed an $8.1 million private placement of our common stock. We issued and sold a total of 400,000 shares of common stock resulting in gross proceeds of $5.6 million. John T. McDonald and Bryan R. Menell, each an officer and a director of the Company, and David S. Lundeen, a director of the Company, sold the remaining 180,000 shares of common stock in the private placement. The private placement was priced at $14.00 per share. Gilford Securities Incorporated acted as placement agent in connection with the private placement. The company granted certain registration rights to the purchasers of all the shares.

         These sales were conducted in reliance upon exemptions from registration under Section 4(2) of the Securities Act of 1933, as transactions not involving a public offering.

Powershift Sublease

         Since April 1998, we have subleased office space on a month-to-month basis from Powershift Ventures, LLC, of which Mr. Papermaster is president and a beneficial owner. Since August 1999, we have paid rent of $4,500 a month, which we believe is consistent with prevailing market rates. The currently monthly renal amounts were arrived at by arms' length negotiations.

Vignette Relationship

         Mr. Papermaster, the Chairman of our Board, has served on the board of directors of Vignette Corporation, our largest partner, since September 1998. During 1999, Vignette accounted for 96% of our revenue.

Beekman Venture Loan

         In June 1999, Beekman Ventures loaned us $100,000 to cover certain working capital requirements. This loan was subsequently repaid at a market rate of interest.

Future Transactions

         All future transactions, including loans, if any, between the Company and its officers, directors, principal stockholders and their affiliates, are required by the board to be approved by a majority of the board, including a majority of the independent and disinterested outside directors on the board, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.


                     DESCRIPTION OF PERFICIENT CAPITAL STOCK

         We are authorized to issue 20,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. As of the date of this proxy statement, there are outstanding 4,065,047 shares of common stock owned by approximately 44 holders of record. In July 1999, we completed an initial public offering in which we sold

1,000,000 shares of our common stock for an aggregate offering price of $8 million. In February 2000, we completed an $8.1 million private placement of our common stock for $14 per share in which a total of 400,000 shares were newly issued by us. John T. McDonald and Bryan R. Menell, each an officer and a director of Perficient, and David S. Lundeen, a director of Perficient, sold an aggregate 180,000 shares of Perficient common stock (out of the 580,000 shares) in the private placement. As part of the Merger, we will issue up to 2,200,000 shares of Perficient common stock to the stockholders of Compete and assume options to purchase an additional 393,283 shares of common stock (assuming a purchase price for Perficient Common Stock under the Merger Agreement of $21.50 per share).

COMMON STOCK

         The holders of Perficient common stock are entitled to one vote for each share held of record in the election of directors and in all other matters to be voted on by the stockholders. There is no cumulative voting with respect to the election of directors. As a result, the holders of more than 50 percent of the shares voting for the election of directors can elect all of the directors. Holders of common stock are entitled:

         - to receive any dividends as may be declared by the board of directors out of funds legally available for such purpose; and

         - in the event of our liquidation, dissolution, or winding up, to share ratably in all assets remaining after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock.

         All of the outstanding shares of common stock are validly issued, fully paid and nonassessable. Holders of Perficient common stock have no preemptive right to subscribe for or purchase additional shares of any class of Perficient capital stock.

PREFERRED STOCK

         Our Board of Directors has the authority, within the limitations stated in the certificate of incorporation, to provide by resolution for the issuance of shares of preferred stock, in one or more classes or series, and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series. The issuance of preferred stock could have the effect of decreasing the market price of Perficient common stock and could adversely affect the voting and other rights of the holders of Perficient common stock.

WARRANTS

         In July 1999, we issued warrants to purchase up to 100,000 shares of Perficient common stock at an exercise price of $12.00 per share in connection with our underwriting agreement with Gilford Securities Incorporated ("Gilford"). The exercise price and number of shares of common stock that may be issued under the warrants is subject to adjustment upon the occurrence of stock splits, stock dividends, reclassifications, reorganizations, consolidations or mergers.

         In July 1999, we issued warrants to purchase up to 3,750 shares of Perficient common stock at an exercise price of $8.00 per share in connection with our credit facility provided by Silicon Valley Bank.

         In February 2000, we issued 3 year warrants to purchase up to 25,000 shares of Common Stock for $21.00 per share to Gilford pursuant to a placement agent agreement as partial consideration of their services in connection with our private placement of Common Stock.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for Perficient common stock is Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York 10004.

REPORTS TO STOCKHOLDERS

         As part of our initial public offering, we registered our common stock under the provisions of Section 12(b) of the Securities Exchange Act of 1934 and we will use our best efforts to maintain registration. Such registration requires us to comply with periodic reporting, proxy solicitation and certain other requirements of the Securities Exchange Act of 1934.

SHARES ELIGIBLE FOR FUTURE SALE

         Pursuant to our initial public offering and assuming no exercise of outstanding options and warrants, we have 4,065,047 shares of common stock outstanding. However, only the 1,000,000 shares offered pursuant to the initial public offering are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by an "affiliate," which will be subject to the resale limitations of Rule 144 promulgated under the Securities Act.

         All of the remaining 3,065,047 shares of common stock currently outstanding are "restricted securities" or owned by "affiliates," as those terms are defined in Rule 144, and may not be sold publicly unless they are registered under the Securities Act or are sold pursuant to Rule 144 or another exemption from registration. The 3,065,047 restricted securities are not eligible for sale without registration under Rule 144. As of February 29, 2000, there were outstanding options to purchase 849,834 shares of Perficient common stock and warrants to purchase 128,750 shares of common stock. We intend to file a registration statement on Form S-8 under the Securities Act to register the shares of Perficient common stock subject to outstanding stock options and shares that may be issued under our Employee Plan, which will permit the resale of these shares in the public market without restriction after the lock-up period expires.

         In connection with the Private Placement, we agreed to file a registration statement by no later than April 30, 2000. We will also include in such registration statement, 32,343 shares of Common Stock owned by the prior shareholder of LoreData. This shareholder has agreed that in the event of a private or public offering of Perficient common stock, he will be subject to the same restrictions on transferability or lock-up of shares as the underwriter of any such offering or any officer of Perficient shall require of our Executive Officers.

LOCK-UP AGREEMENT

         Holders of 2,500,000 outstanding shares of Perficient common stock and certain option holders have agreed that until July 29, 2000 that, without the prior written consent of Gilford, they shall not sell or otherwise dispose of any shares of common stock in any public market transaction including pursuant to Rule 144. In addition, the holder of 161,714 shares of common stock has agreed with us that until August 3, 2000, he shall not sell or otherwise dispose of any shares of common stock in any public market transaction including pursuant to Rule 144.

RULE 144

         Generally, under Rule 144 as currently in effect, subject to the satisfaction of certain other conditions, a person, including an affiliate of Perficient or persons whose shares are aggregated with an affiliate, who has owned restricted shares of common stock beneficially for at least one year, is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of:

         -        1% of our then outstanding shares of common stock; or

         - the average weekly trading volume of shares of our common stock during the four calendar weeks preceding such sale.



         A person who is not an affiliate, has not been an affiliate within three months prior to sale, and has beneficially owned the restricted shares for at least two years, is entitled to sell such shares under Rule 144(k) without regard to any of the limitations described above.

MARKET FOR PERFICIENT COMMON STOCK

         Shares of Perficient common stock are listed on the Nasdaq SmallCap market under the symbol "PRFT" and on the Boston Stock Exchange under the symbol "PRF".

CHARTER AND BYLAWS PROVISIONS AND DELAWARE ANTI-TAKEOVER STATUTE

         We are subject to Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This section prevents Delaware corporations from engaging under certain circumstances, in a "business combination," which includes a merger or sale of more than 10% of the corporation's assets, with any "interested stockholder," or a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as affiliates and associates of any such persons, for three years following the date such stockholder became an "interested stockholder," unless:

         - the transaction in which such stockholder became an "interested stockholder" is approved by the board of directors prior to the date the "interested stockholder" attained such status;

         - upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers; or

         - on or after the date the business combination is approved by the board of directors and authorized at an annual or Special Meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

         Our certificate of incorporation eliminates the right of stockholders to act by written consent without a meeting, and our bylaws eliminate the right of stockholders to call Special Meetings of stockholders. Our certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. The authorization of undesignated preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to effect a change in our control. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in the control or management of Perficient even if doing so would be beneficial to our stockholders.

                                     EXPERTS

         Ernst & Young LLP, independent auditors, have audited our financial statements at December 31, 1998 and 1999, and for the years then ended, as set forth in their report. We have included our financial statements in the proxy statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

         PROPOSAL 2.  APPROVAL OF AMENDMENT TO 1999 STOCK
                           OPTION/STOCK ISSUANCE PLAN

         At the Special Meeting, our stockholders will be asked to vote upon a proposal to approve an amendment to the 1999 Stock Option/Stock Issuance Plan (the "Employee Plan') to increase by 1,150,000 the number of shares of Perficient common stock for which options may be granted thereunder from 700,000 shares to 1,850,000 shares. The Employee Plan, as proposed to be amended, is attached as Appendix B to this Proxy Statement.

REASONS FOR THE PROPOSAL

         Under the Employee Plan as currently in effect, options to purchase up to 700,000 shares of Perficient common stock may be granted. Currently, options for 849,834 shares of Perficient common stock have been granted under the plan. In connection with the Merger, options to purchase an additional 393,283 shares of Perficient common stock are proposed to be granted to existing option holders of Compete (assuming a stock price of $21.50 per share of Common Stock). The number of options to be granted may be higher if the Perficient share price is less than $21.50 or it may be lower if the Perficient share price is greater than $21.50. Under the terms of the Merger Agreement, the Employee Plan must be amended to allow for the grant of stock options to Compete option holders. In addition to the obligation of the Merger Agreement, our Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation in order to attract, retain and motivate talented employees and to align the interests of the Perficient employees with those of stockholders. For these reasons, our Board of Directors believes that stock-based awards under the plan is an effective means of providing compensation to employees. Therefore, in order to effectuate the future grant of options by our Board of Directors to Compete option holders and to other current and future Perficient employees, it is necessary to increase the number of shares of Perficient common stock available for grant under the Employee Plan.

DESCRIPTION OF THE EMPLOYEE PLAN

         Our Employee Plan was adopted by our Board of Directors and approved by our stockholders on May 3, 1999. The plan became effective upon its adoption by the Board of Directors.

         We have reserved 700,000 shares of Perficient common stock for issuance under the Employee Plan and the options granted prior to adoption of the Employee Plan. However, in no event may any one participant in the Employee Plan receive option grants or direct stock issuances for more than 75,000 shares in the aggregate per calendar year. The Board of Directors will amend the Employee Plan to provide that those persons receiving options in connection with the conversion of their Compete shares will not subject to this limitation.

         The Employee Plan has three separate programs: (i) the discretionary option grant program under which eligible individuals in our employ or service, including officers, non-employee board members and consultants, may be granted options to purchase shares of Perficient common stock, (ii) the stock issuance program under which such individuals may be issued shares of common stock directly, through the purchase of such shares or as a bonus tied to the performance of services, and (iii) the automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members.

         The discretionary option grant and stock issuance programs are administered by the compensation committee of our Board of Directors. This committee determines which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the exercise or purchase price for each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. Neither the compensation committee nor the Board exercises any administrative discretion with respect to option grants made under the automatic option grant program for the non-employee Board members.

         The exercise price for the options may be paid in cash or in shares of Perficient common stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee. In addition, the compensation committee may allow a participant to pay the option exercise price or direct issue price, and any associated withholding taxes incurred in connection with the acquisition of shares, with a full-recourse, interest-bearing promissory note.

         In the event that we are acquired, whether by merger or asset sale or Board-approved sale by the stockholders of more than 50% of our voting stock, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued will automatically accelerate in full, and all unvested shares under the discretionary option grant and stock issuance programs will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The compensation committee may grant options under the discretionary option grant program which will accelerate in the acquisition even if the options are assumed or which will accelerate if the optionee's service is subsequently terminated. The compensation committee may grant options and issue shares which accelerate in connection with a hostile change in control effected through a successful tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of Board members or the options and shares may accelerate upon a subsequent termination of the individual's service.

         Stock appreciation rights may be issued under the discretionary option grant program which will provide the holders with the election to surrender their outstanding options for an appreciation distribution from us equal to the fair market value of the vested shares subject to the surrendered option less the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Perficient common stock.

         The compensation committee has the authority to cancel outstanding options under the discretionary option grant in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of Perficient common stock on the new grant date.

         Under the automatic option grant program, each individual who first joins our Board of Directors as a non-employee board member will automatically be granted an option for 20,000 shares of Perficient common stock at the time of his or her commencement of Board service. In addition, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member and was not a member of our Board prior to this offering will receive an option grant to purchase 5,000 shares of Perficient common stock, provided he or she has served on the Board at least six months. Each of these options will be fully-vested upon grant.

         Limited stock appreciation rights will automatically be included as part of each grant made under the automatic option grant program and may be granted to one or more officers as part of their option grants under the discretionary option grant program. Options with such a limited stock appreciation right may be surrendered to us upon the successful completion of a hostile tender offer for more than 50% of Perficient's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from us in an amount per surrendered option share equal to the highest price per share of common stock paid in connection with the tender offer less the exercise price payable for such share.

         Our Board of Directors may amend or modify the Employee Plan at any time, subject to any required stockholder approval. The Employee Plan will terminate no later than May 2, 2009.

OTHER STOCK OPTION GRANTS

         Prior to the adoption of the Employee Plan, options to purchase shares of Perficient common stock were granted to employees and a recruiting consultant. None of these options have been exercised, and these non-plan options are currently outstanding to purchase 338,334 shares of Perficient common stock at exercise prices ranging from $0.05 to $4.00 per share. Under the Employee Plan, there are currently outstanding options to purchase 849,834 shares of Perficient common stock at exercise prices ranging from $7.50 to $26.00 per share. The options to purchase shares in excess of 700,000 were granted subject to the approval of the stockholders of the Amendment to the Employee Plan at the Special Meeting.

         In January 2000, John T. McDonald, our Chief Executive Officer, was granted options to purchase 50,000 shares of our common stock at $14.688 per share. John A. Hinners, our Chief Financial Officer, was granted an option to purchase 60,000 shares of Perficient common stock on January 1, 1999 at an exercise price of $0.50 per share in connection with consulting services performed for us during 1998. This option may be exercised in installments: for 20,000 shares on January 1, 2000 and for an additional 5,000 shares at the end of each three-month period following January 1, 2000.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF PERFICIENT COMMON STOCK UNDERLYING THE PLAN TO 1,850,000.

EXPENSES OF SOLICITATION

         The cost of the solicitation of proxies will be borne by us. In addition to the use of the mails, proxies may be solicited by regular employees of ours, either personally or by telephone or telegraph. We do not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

OTHER MATTERS

         Our Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Special Meeting. If any other matters come before the Special Meeting, the persons named in the enclosed proxy card will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                            By Order of the Board of Directors



                                            Steven G. Papermaster
                                            Chairman of the Board

Dated:  April 6, 2000

                                                                      APPENDIX A


                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                PERFICIENT, INC.

                            PERFICIENT COMPETE, INC.,

                                  COMPETE INC.,

                                       AND

                        THE SHAREHOLDERS OF COMPETE INC.

                          DATED AS OF FEBRUARY 16, 2000

                                TABLE OF CONTENTS

                                                                                                    PAGE
ARTICLE I.........................................................................................   A-1


THE MERGER........................................................................................   A-1

   1.01  THE MERGER...............................................................................   A-1
   1.02  PLAN OF MERGER...........................................................................   A-2
   1.03  EFFECTIVE TIME...........................................................................   A-2
   1.04  EFFECT OF THE MERGER.....................................................................   A-2
   1.05  CONVERSION OF COMPANY COMMON STOCK.......................................................   A-2
   1.06  ESCROWED CONSIDERATION...................................................................   A-4
   1.07  CERTIFICATE OF INCORPORATION.............................................................   A-4
   1.08  BYLAWS...................................................................................   A-4
   1.09  DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION; DIRECTORS OF PARENT.................   A-4
   1.10  ADDITIONAL ACTIONS.......................................................................   A-5
   1.11  ACCOUNTING AND TAX TREATMENT.............................................................   A-5

ARTICLE II........................................................................................   A-5


PAYMENT OF MERGER CONSIDERATION...................................................................   A-5

   2.01  EXCHANGE OF SHARES.......................................................................   A-5
   2.02  FORFEITURE OF MERGER CONSIDERATION.......................................................   A-6
   2.03  ADJUSTMENT OF MERGER CONSIDERATION.......................................................   A-9

ARTICLE III.......................................................................................  A-11


REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS................................  A-11

   3.01  CORPORATE ORGANIZATION AND QUALIFICATION.................................................  A-11
   3.02  CAPITALIZATION...........................................................................  A-12
   3.03  AUTHORITY; NO VIOLATION..................................................................  A-13
   3.04  CONSENTS AND APPROVALS...................................................................  A-14
   3.05  FINANCIAL STATEMENTS.....................................................................  A-14
   3.06  ABSENCE OF CERTAIN CHANGES OR EVENTS.....................................................  A-15
   3.07  LEGAL PROCEEDINGS........................................................................  A-15
   3.08  TAXES AND TAX RETURNS....................................................................  A-15
   3.09  EMPLOYEE BENEFIT PLANS...................................................................  A-17
   3.10  COMPLIANCE WITH APPLICABLE LAW; CERTAIN AGREEMENTS; LICENSING............................  A-19
   3.11  CERTAIN CONTRACTS........................................................................  A-20
   3.12  AGREEMENTS WITH REGULATORY AGENCIES......................................................  A-21
   3.13  ENVIRONMENTAL MATTERS....................................................................  A-21
   3.14  PROPERTIES...............................................................................  A-21
   3.15  INSURANCE................................................................................  A-22
   3.16  LABOR MATTERS............................................................................  A-23
   3.17  INTELLECTUAL PROPERTY....................................................................  A-23
   3.18  BROKER'S FEES............................................................................  A-24

                                      A-i-

   3.19  BANK ACCOUNTS............................................................................  A-24
   3.20  YEAR 2000................................................................................  A-24
   3.21  DISCLOSURE...............................................................................  A-24

ARTICLE IV........................................................................................  A-24


REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB..................................................  A-24

   4.01  CORPORATE ORGANIZATION AND QUALIFICATION.................................................  A-24
   4.02  CAPITALIZATION...........................................................................  A-25
   4.03  AUTHORITY; NO VIOLATIONS.................................................................  A-26
   4.04  CONSENTS AND APPROVALS...................................................................  A-26
   4.05  BROKER'S FEES............................................................................  A-27
   4.06  SEC REPORTS..............................................................................  A-27
   4.07  VOTING REQUIREMENTS......................................................................  A-27
   4.08  NO PRIOR ACTIVITIES......................................................................  A-27
   4.09  LABOR MATTERS............................................................................  A-27

ARTICLE V.........................................................................................  A-28


COVENANTS RELATING TO CONDUCT OF BUSINESS.........................................................  A-28

   5.01  COVENANTS OF THE COMPANY.................................................................  A-28
   5.02  NO SOLICITATION; NON-DISCLOSURE..........................................................  A-30
   5.03  EMPLOYEE RETENTION.......................................................................  A-31
   5.04  COVENANTS OF PARENT AND SUB..............................................................  A-31
   5.05  ALL NECESSARY ACTION.....................................................................  A-33
   5.06  NOTIFICATION.............................................................................  A-33

ARTICLE VI........................................................................................  A-33


ADDITIONAL AGREEMENTS.............................................................................  A-33

   6.01  REGULATORY MATTERS.......................................................................  A-33
   6.02  SECURITIES LAWS MATTERS..................................................................  A-34
   6.03  SHAREHOLDER APPROVAL.....................................................................  A-34
   6.04  ACCESS TO INFORMATION....................................................................  A-35
   6.05  LEGAL CONDITIONS TO MERGER...............................................................  A-35
   6.06  ADDITIONAL AGREEMENTS....................................................................  A-36
   6.07  DISCLOSURE SUPPLEMENTS...................................................................  A-36
   6.08  NO INCONSISTENT ACTIONS..................................................................  A-36
   6.09  TAX MATTERS..............................................................................  A-36
   6.10  NONCOMPETITION AGREEMENTS; EMPLOYMENT AGREEMENTS.........................................  A-36
   6.11  COMPANY SHAREHOLDER REPRESENTATION LETTERS...............................................  A-37
   6.12  STOCK OPTIONS; EMPLOYEE BENEFITS.........................................................  A-37
   6.13  SUBCHAPTER S DISTRIBUTION................................................................  A-40
   6.14  PUBLICITY................................................................................  A-40
   6.15  LOCK-UP..................................................................................  A-40
   6.16  COMPLETION OF AUDIT......................................................................  A-41
   6.17  LETTER AGREEMENT.........................................................................  A-41

                                      A-ii-

   6.18  PARENT'S SHAREHOLDER CONSENT.............................................................  A-41
   6.19  RELEASES.................................................................................  A-41
   6.20  INDEMNIFICATION..........................................................................  A-41

ARTICLE VII.......................................................................................  A-43


CONDITIONS PRECEDENT..............................................................................  A-43

   7.01  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER...............................  A-43
   7.02  CONDITIONS TO OBLIGATIONS OF PARENT AND SUB..............................................  A-44
   7.03  CONDITIONS TO OBLIGATIONS OF THE COMPANY.................................................  A-45

ARTICLE VIII......................................................................................  A-47


TERMINATION AND AMENDMENT.........................................................................  A-47

   8.01  TERMINATION..............................................................................  A-47
   8.02  EFFECT OF TERMINATION....................................................................  A-47
   8.03  EXPENSES.................................................................................  A-48
   8.04  AMENDMENT................................................................................  A-48
   8.05  EXTENSION; WAIVER........................................................................  A-48

ARTICLE IX........................................................................................  A-48


INDEMNIFICATION...................................................................................  A-48

   9.01  AGREEMENT TO INDEMNIFY...................................................................  A-48
   9.02  SURVIVAL OF INDEMNITY....................................................................  A-49
   9.03  ADDITIONAL PROVISIONS....................................................................  A-49
   9.04  THIRD PARTY CLAIM PROCEDURES.............................................................  A-51

ARTICLE X.........................................................................................  A-53


SHAREHOLDERS' REPRESENTATIVE......................................................................  A-53

   10.02 APPOINTMENT OF SHAREHOLDERS' REPRESENTATIVE..............................................  A-53
   10.02 AUTHORITY................................................................................  A-53
   10.03 RELIANCE.................................................................................  A-54
   10.04 INDEMNIFICATION OF PARENT, SUB AND THEIR AFFILIATES......................................  A-54
   10.05 INDEMNIFICATION OF SHAREHOLDERS' REPRESENTATIVE..........................................  A-54

ARTICLE XI........................................................................................  A-55


GENERAL PROVISIONS................................................................................  A-55

   11.01 NOTICES..................................................................................  A-55
   10.02 INTERPRETATION...........................................................................  A-56
   11.03 COUNTERPARTS.............................................................................  A-56
   11.04 ENTIRE AGREEMENT.........................................................................  A-56
   11.05 GOVERNING LAW............................................................................  A-57
   11.06 ENFORCEMENT OF AGREEMENT.................................................................  A-57
   11.07 SEVERABILITY.............................................................................  A-57
   11.08 ASSIGNMENT...............................................................................  A-57

                                     A-iii-

EXHIBIT A -    PROMISSORY NOTES

EXHIBIT B -    ESCROW AGREEMENT

EXHIBIT C-1 -  NONCOMPETITION AGREEMENTS

EXHIBIT C-2 -  EMPLOYMENT AGREEMENTS

EXHIBIT C-3 -  EMPLOYMENT LETTERS

EXHIBIT D -    LIST OF EMPLOYEES

EXHIBIT E -    REGISTRATION RIGHTS AGREEMENT

EXHIBIT F -    REPRESENTATION LETTERS

EXHIBIT G-1 -  LETTER AGREEMENT

EXHIBIT G-2 -  PARENT'S SHAREHOLDER CONSENT

EXHIBIT H -    FIRPTA AFFIDAVIT

                                     A-iv-

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of February 16, 2000, by and among Perficient, Inc., a Delaware corporation ("Parent"), Perficient Compete, Inc., a Delaware corporation ("Sub"), Compete Inc., an Illinois corporation (the "Company"), and the holders of shares of the Company Common Stock (as defined herein), set forth on the signature page hereto (each, a "Common Stock Holder" and collectively, the "Common Stock Holders") and the holders of stock options exercisable into Company Common Stock that are subject to accelerated vesting as set forth on the signature page hereto (each, an "Accelerated Option Holder" and collectively, the "Accelerated Option Holders"; the Accelerated Option Holders and Common Stock Holders are sometimes referred to collectively as the "Shareholders," and individually as a "Shareholder").

         WHEREAS, the respective Boards of Directors of Parent, Sub and the Company have determined that it is advisable and in the best interests of their respective companies and their shareholders to consummate the business combination transaction provided for herein in which the Company will, subject to the terms and conditions set forth herein, merge with and into Sub (the "Merger"); and

         WHEREAS, Parent, Sub, the Company and the Shareholders desire to make certain representations, warranties and covenants in connection with the Merger.

         WHEREAS, the Board of Directors of Parent has determined to submit and recommend the Merger and the issuance of Parent Common Stock (as defined herein) (the "Share Issuance") to its shareholders for their approval to the extent such approval is required by law or the rules of The Nasdaq SmallCap Market ("Nasdaq") or the Boston Stock Exchange (the "Boston Exchange");

         WHEREAS, the parties hereto intend for the Merger to qualify, for federal income tax purposes, as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 THE MERGER. Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law ("DGCL") and the Illinois Business Corporation Act ("IBCA"), at the Effective Time (as hereinafter defined), the Company shall merge with and into Sub. Sub shall become the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall

                                      A-1-
continue its corporate existence under the laws of the State of Delaware. Parent shall cause the Surviving Corporation to become a wholly-owned subsidiary of Parent. The name of the Surviving Corporation shall be "Perficient Compete, Inc.", a Delaware corporation. Upon consummation of the Merger, the separate corporate existence of the Company shall terminate.

         1.02 PLAN OF MERGER. This Agreement shall constitute an agreement of merger for purposes of the DGCL and the IBCA.

         1.03 EFFECTIVE TIME. As promptly as practicable, but in no event later than the third business day, after all of the conditions set forth in Article VII shall have been satisfied or, if permissible, waived by the party entitled to the benefit of the same, the Company and Sub shall duly execute and file certificates/articles of merger (collectively, the "Certificates of Merger") with the Secretary of State of the State of Delaware (the "Delaware Secretary") in accordance with the DGCL and with the Secretary of State of the State of Illinois (the "Illinois Secretary") in accordance with the IBCA. The Merger shall become effective on the date (the "Effective Date" or the "Closing Date") and at the later of such time (the "Effective Time") as the Certificates of Merger are filed with the Delaware Secretary and the Illinois Secretary or at such later date and time as is specified in such Certificates of Merger. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall be held at the offices of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., One Riverfront Plaza, Newark, New Jersey 07102.

         1.04 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided herein and as set forth in Section 259 of the DGCL and Section 5/11.50 of the IBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all the property, rights, privileges, powers and franchises of the Company shall vest in the Surviving Corporation, (ii) all debts, liabilities, obligations, restrictions, disabilities and duties of Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation and (iii) the Surviving Corporation shall become a wholly-owned subsidiary of Parent.

         1.05 CONVERSION OF COMPANY COMMON STOCK.

                  (a) At the Effective Time, each issued and outstanding share of common stock, no par value per share, of the Company (the "Company Common Stock"), immediately prior to the Effective Time (other than shares of Company Common Stock held in the Company's treasury) shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted into the right to receive and be exchangeable for (i) $3,500,000 (the "Cash Price") divided by the sum of the number of shares of Company Common Stock outstanding plus the number of shares of Company Common Stock issuable, immediately prior to the Effective Time, upon exercise of the Company Accelerated Options (as defined in Section 6.12(c) herein) (the "Cash Per Share Price"); (ii) non-interest bearing Promissory Notes in the form attached

                                      A-2-
hereto as Exhibit A (each, a "Note" and collectively, the "Notes") in the aggregate principal amount of $2,527,500 (the "Note Price") divided by the sum of the number of shares of Company Common Stock outstanding plus the number of shares of Company Common Stock issuable immediately prior to the Effective Time, upon exercise of the Company Accelerated Options (the "Note Per Share Price"); and (iii) 2,200,000 shares (the "Stock Price") of common stock, par value $0.001 per share, of Parent (the "Parent Common Stock") divided by the sum of the number of shares of Company Common Stock outstanding plus the number of shares of Company Common Stock issuable immediately prior to the Effective Time, upon exercise of the Company Accelerated Options (such consideration to be referred to as the "Stock Per Share Price" and, together with the Cash Per Share Price and the Note Per Share Price, the "Per Share Price"); a portion of which shall be subject to forfeiture or adjustment as provided in Section 2.02 and Section
2.03 and Article IX hereof.

                  (b) [Intentionally Omitted.]

                  (c) Each share of Company Common Stock converted into the Parent Common Stock pursuant to this Article I shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate (each a "Certificate," and collectively, the "Certificates") previously representing any such shares of Company Common Stock shall thereafter represent the right to receive (i) cash equal to the Cash Per Share Price multiplied by the number of shares of Company Common Stock represented by such certificate; (ii) a Note in the amount of the Note Per Share Price multiplied by the number of shares of Company Common Stock represented by such certificate; and (iii) shares of Parent Common Stock equal to the Stock Per Share Price multiplied by the number of shares of Company Common Stock represented by such Certificate (in the aggregate, the "Merger Consideration"), a portion of which shall be subject to forfeiture or adjustment as provided in Section 2.02 and
Section 2.03 and subject to Article IX hereof.

                  (d) If, between the date of this Agreement and the Effective Time as to the Per Share Price, the outstanding shares of Parent Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization or exchange of shares or if a stock split, combination, stock dividend, stock rights or dividend thereon shall be declared with a record date within said period, the Stock Per Share Price shall be correspondingly adjusted, as applicable. No fractional shares of Parent Common Stock will be issued, provided, however, that the Company shall provide cash in an amount equal to the value of such fractional share of Parent Common Stock. As used in this Agreement, the "value" of a share of Parent Common Stock shall equal, unless otherwise indicated, the average closing price for the Parent's outstanding common stock on the Nasdaq (or, if not traded on the Nasdaq, such exchange that the stock is traded on) for the twenty (20) consecutive trading days ending on the trading day immediately before the date of determination.

         1.06 ESCROWED CONSIDERATION. One half of the shares of Parent Common Stock issued to the Common Stock Holders (the "Escrowed Consideration") shall be held in escrow for a period of one (1) year from the Closing Date or such shorter period as set

                                      A-3-
forth in this Agreement, subject to Section 2.02 and Section 2.03 and subject to
Article IX, pursuant to the terms and subject to the conditions set forth in the Escrow Agreement among the parties hereto and Continental Stock Transfer & Trust Company, as Escrow Agent, in the form attached as Exhibit B hereto (the "Escrow Agreement") with such modifications as may be reasonably acceptable to the Company and Parent, as requested by the Escrow Agent.

         1.07 CERTIFICATE OF INCORPORATION. Unless otherwise agreed to by the parties prior to the Effective Time, at and after the Effective Time, the Certificate of Incorporation of Sub shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended as provided by law and such Certificate of Incorporation.

         1.08 BYLAWS. Unless otherwise agreed to by the parties prior to the Effective Time, at and after the Effective Time, the Bylaws of Sub shall be the Bylaws of the Surviving Corporation, until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

         1.09 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION; DIRECTORS OF PARENT. As of the Effective Time, the board of directors of the Surviving Corporation shall consist of four (4) members who shall be designated by Parent in writing prior to the Effective Time and who shall initially include Sam Fatigato. Each of the directors so designated shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until his or her respective successors are duly elected or appointed and qualified. The board of directors of the Surviving Corporation shall elect the officers of the Surviving Corporation. As of the Effective Time, the Board of Directors of Parent shall consist of six (6) members, who shall be John T. McDonald, Steven G. Papermaster, David S. Lundeen, Dr. W. Frank King, Philip J. Rosenbaum and a designee of Sam Fatigato, who shall initially be Sam Fatigato. The Company shall continue to recommend Sam Fatigato (or his designee) for election to the Board of Directors of the Parent for as long as the Shareholders and their affiliates own more than 10% of the Shares of Parent Common Stock issued in connection with the Merger. In the event that such number of shares of Parent Common Stock are not voted in favor of the election of Sam Fatigato (or his designee) to the board of directors of Parent, Sam Fatigato or his designee shall have the right to attend and observe all meetings of such Board of Directors (which shall include the right to reasonably ask questions, comment and participate at such meetings in accordance with the rules of order reasonably established by the Board of Directors of the Parent.). Each of the directors so designated shall hold office in accordance with the Certificate of Incorporation and Bylaws of Parent until his or her respective successors are duly elected or appointed and qualified. The Parent shall notify Sam Fatigato (or his designee) of each meeting of the Board of Directors of Parent at the same time and in the same manner notice is given to other board members and the Parent shall send to such individual all notices and other correspondence and communications sent by the Parent to members of the Board and notices of all action taken by the Board of Directors. Mr. Fatigato (or his designee) shall

                                      A-4-
be reimbursed for all out-of-pocket expenses incurred in connection with his attendance of meetings of the Board of Directors (whether as a director or an observer).

         1.10 ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Company acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Company and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Company or otherwise to take any and all such action.

         1.11 ACCOUNTING AND TAX TREATMENT. The parties to this Agreement intend that the Merger shall be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                         PAYMENT OF MERGER CONSIDERATION

         2.01 EXCHANGE OF SHARES.

                  (a) At the Effective Time, upon surrender of all the Certificates representing all issued and outstanding shares of Company Common Stock to Parent (or affidavits and bonds relating thereto), Parent shall deliver to each Common Stock Holder such Common Stock Holder's pro rata portion of the Cash Price, a Note and Common Stock Holder's pro rata portion of shares of Parent Common Stock that are not placed in escrow under Section 1.06 hereunder, each calculated in the manner set forth in Section 1.05 hereof. Subject to the terms of the Escrow Agreement, the Common Stock Holders shall also receive such person's portion of the Escrowed Consideration, which shall be deposited in escrow in accordance and subject to the conditions contained in Section 1.06,
Section 2.02 and Section 2.03, Article IX hereof and the Escrow Agreement.

                  (b) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time.

                  (c) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such amount as Parent may direct as indemnity against any claim that

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may be made against it with respect to such Certificate, Parent will deliver in exchange for such lost, stolen or destroyed Certificate, a replacement stock Certificate.

         2.02 FORFEITURE OF MERGER CONSIDERATION.

               (a) Subject to Section 2.03(g) of this Agreement, in the event that the employment of any Shareholder is terminated (i) by the Company for any reason other than (A) a Without Cause Termination (as defined below) or (B) due to the death or Disability of such Shareholder or (ii) by such Shareholder for any reason other than his death or Disability prior to the first anniversary of the Closing Date (as defined below), then the Shareholder shall forfeit to Parent one-half of such Shareholder's shares of Parent Common Stock received hereunder (the "Shareholder Termination Amount"), subject to Section 2.02(e) hereof. For purposes of this Agreement, the following terms shall apply:

                  (i) "Without Cause Termination" means a termination of any Shareholder's employment by the Company other than due to (a) a Termination for Cause (as defined below), (b) Disability (as defined below), or (c) the Shareholder's death.

                  (ii) "Termination for Cause" means, to the maximum extent permitted by applicable law, a termination of any Shareholder's employment by Parent attributed to (a) the repeated willful failure of the Shareholder substantially to perform his duties hereunder (other than any such failure due to physical or mental illness) that has not been cured reasonably promptly after a written demand for substantial performance is delivered to the Shareholder by Parent's Board of Directors, which demand identifies the manner in which Parent's Board of Directors believes that the Shareholder has not substantially performed his duties hereunder; (b) conviction of, or entering a plea of nolo contendere to, a crime that constitutes a felony; (c) the Shareholder's engaging in conduct that is intentional or grossly negligent that results in material injury to Parent or any subsidiary; or (d) the material breach by the Shareholder of any written covenant or agreement with Parent under this Agreement or the Noncompetition Agreement between Parent and such Shareholder, in the form attached hereto as Exhibit C-1 (each, a "Noncompetition Agreement" and collectively, the "Noncompetition Agreements"), or if applicable, the Employment Agreement between Parent and such Shareholder.

                  (iii) "Disability" shall mean a physical or mental disability or infirmity that prevents the material performance by a Shareholder of his duties hereunder lasting for a continuous period of six months or longer and that is confirmed by the reasoned and good faith judgment of Parent's Board of Directors based on such competent medical evidence as shall be presented to it by the Shareholder or by any physician or group of physicians or other competent medical experts employed by the Shareholder or Parent to advise Parent's Board of Directors.

                  (iv) Notwithstanding the foregoing, nothing contained in this Agreement shall create a right in any Shareholder to continued employment with Parent.

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Each Shareholder shall be an at-will employee of Parent (other than those
Shareholders entering into employment agreements hereunder).

               (b) Immediately prior to the Closing, the Company shall provide the Parent with a list (the "Employee List", and the number of persons on the Employee List, the "Initial Employee Number") of the Company's billing employees, independent contractors and consultants of the Company as of that date. For purposes of illustration, Exhibit D sets forth what the Employee List would be had the Closing Date occurred on the date hereof.

               (c) A " New Employee" shall be a person hired by any of the Shareholders, Parent, the Surviving Corporation or their affiliates into existing practices of the Company, International Business Machines Corp. ("IBM"), BEA WebExpress, Inc., Integral Systems, Inc. or new practices mutually agreed to by Parent and the Company whose name does not appear on the Employee List during the period from the Closing Date through the first anniversary of the Closing Date who (i) remain in the employ of the Parent or the Surviving Corporation on the first anniversary of the Closing Date and (ii) has been employed for at least three (3) continuous months. Each person who would have been a New Employee but for his or her failure to meet the requirement in clause
(ii) immediately above shall be a "Prospective New Employee". The number equal to (i) the Initial Employee Number plus (ii) one-half of the number of New Employees, minus (iii) the number of persons on the Employee List who leave the employ of Parent or the Surviving Corporation prior to the first anniversary of the Closing for a reason other than due to a termination by Parent or the Surviving Corporation with the primary intent of causing an adjustment to the Purchase Price under subsection 2.02(d) shall be known as the "Employee Calculation Number," and the sum of the Employee Calculation Number plus one-half of the number of Prospective New Employees shall be known as the "Adjusted Employee Calculation Number".

               (d) In the event that on the first anniversary of the Closing Date the Employee Calculation Number is equal to or greater than forty-six (46), no adjustment to the Purchase Price shall be made pursuant to this subsection 2.02(d) or subsection 2.02(e). In the event that on the first anniversary of the Closing Date the Employee Calculation Number is less than forty-six (46), the Shareholders shall forfeit (in the aggregate and in the manner set forth in the last section of this clause (d) and Section 6.12(c) but subject to 2.02(f)(i) hereof), such number of shares of Parent Common Stock (the "Forfeiture Amount") equal to the product of (i) twenty-two thousand (22,000) multiplied by (ii) the number equal to fifty (50) minus the Adjusted Employee Calculation Number. All forfeitures under this Section 2.02(d) and 2.02(e) shall occur, on a pro rata basis with respect to the Common Stock Holders, through transfer of the Parent Common Stock held in escrow on behalf of the Common Stock Holders pursuant to the terms of the Escrow Agreement, and with respect to Accelerated Option Holders, through a forfeiture of such number of shares of Parent Common Stock for which the Company Accelerated Option may be exercised pursuant to the terms of Section 6.12(c) hereof. The number 22,000 used above shall be subject to equitable adjustment in the

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event of stock splits, stock dividends or other such recapitalizations of the
Parent Common Stock.

               (e) Should there be a forfeiture under Section 2.02(d), and should there be Prospective New Employees at the time of such forfeiture, such number of shares of Parent Common Stock (the "Prospective New Employee Shares") equal to eleven thousand (11,000) multiplied by the Escrow Ratio (as defined herein) shall remain subject to the Escrow for each Prospective New Employee and eleven thousand (11,000) shares of Parent Common Stock for each Prospective New Employee shall remain subject to forfeiture by the Shareholders. As used herein the "Escrow Ratio" shall be a fraction, the numerator of which is the number of shares of Parent Common Stock then subject to the escrow on the Closing Date, and the denominator of which is the sum of the number of shares of Parent Common Stock then subject to the escrow on the Closing Date plus the number of shares of Parent Common Stock for which the Company Accelerated Options are then exercisable into on the Closing Date. On the date that is three months after the last date that a Prospective New Employee was hired, the Shareholders shall forfeit (in the aggregate and in the manner set forth in the last section of this clause (e) and Section 6.12(c) but subject to 2.02(f)(i) hereof), such number of shares of Parent Common Stock (the "Prospective Employee Forfeiture Amount") equal to the product of (i) eleven- thousand (11,000) multiplied by
(ii) the number of Prospective New Employees that failed to remain employed by the Parent or the Surviving Corporation for three (3) continuous months including the Closing Date. All forfeitures under this Section 2.02(e) shall occur, on a pro rata basis with respect to the Common Stock Holders, through transfer of the Parent Common Stock held in escrow on behalf of the Common Stock Holders pursuant to the terms of the Escrow Agreement, and with respect to Accelerated Option Holders, through a forfeiture of such number of shares of Parent Common Stock for which the Company Accelerated Option may be exercised pursuant to the terms of Section 6.12(c) hereof and the Forfeiture Amount shall be increased by the Prospective Employee Forfeiture Amount. The number 11,000 used above shall be subject to equitable adjustment in the event of stock splits, stock dividends or other such recapitalizations of the Parent Common Stock.

               (f)

                       (i) Notwithstanding subsections (a) through (e) hereof, in no event shall the sum of (A) the Shareholder Termination Amount plus (B) the Forfeiture Amount plus (C) the Shortfall Amount determined in accordance with
Section 2.03 hereunder exceed 1,100,000 shares of Parent Common Stock, and provided further that in no event shall a Shareholder forfeit a number of shares of Parent Common Stock in excess of the number of shares issuable to such Shareholder hereunder (either directly or indirectly as options). Any adjustments or forfeitures under this Agreement shall be made pro rata by the Shareholders, except for the Shareholder Termination Amount, which shall be forfeited solely by the terminating employee.

                       (ii) Subject to Section 2.02(a), (d) and (e) and Section 2.03(b), on the first anniversary of the Closing Date, the Common Stock Holders shall receive in

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the aggregate and pursuant to the terms of the Escrow Agreement, the Escrowed
Consideration that is being held in escrow and is not subject to a Dispute (as such term is defined in the Escrow Agreement) less the total number of Prospective New Employee Shares for all Prospective New Employees remaining at such time. Three months after the last Prospective New Employee began his employment, a number of shares of Parent Common Stock equal to the Prospective New Employee Shares that has not been forfeited shall be released to the Common Stock Holders.

                       (iii) Any adjustment pursuant to this Section 2.02 shall be treated as an adjustment to the Merger Consideration, specifically to the Stock Per Share Price.

               (g) Notwithstanding any implication to the contrary contained herein, there shall be no adjustment to the Purchase Price, no Parent Common Stock shall be forfeited pursuant to this Section 2.02 and the Shareholders shall be entitled to receive immediately all Parent Common Stock then held in the Escrow upon the occurrence of any of the following events:

                        (i) In the event that the Parent or the Surviving Corporation terminates the employment of Sam Fatigato by reason of a Without Cause Termination; or

                        (ii) Upon the occurrence of an Event of Default by the Parent (as defined in the Note) under any Note.

         2.03 ADJUSTMENT OF MERGER CONSIDERATION.

               (a) As soon as practicable but in no event later than forty five
(45) days following the Closing Date, the Shareholders shall cause the preparation of a balance sheet of the Company, as at the close of business on the date immediately prior to Closing Date (the "Closing Date Balance Sheet"), consistent with the past practice of the Company and in accordance with the same principles and methods followed in preparing the Financial Statements referred to in Section 3.05 hereof, and in accordance with Schedule 2.03 hereof. Schedule
2.03 shall provide that no accrual shall be set forth on the Closing Date Balance Sheet as a result of (i) income tax liability to the Company or the Surviving Corporation as a result of the change by the Company from a cash basis taxpayer to an accrual basis taxpayer calculated in the manner set forth on
Schedule 1.05(e)(ii) hereto ; (ii) for any income taxes payable by the Shareholders for the period between the date hereof and the Closing Date ("Taxes Between Signing and Closing") and that there shall be no accrual for fees payable with respect to the transactions contemplated by this Agreement borne by the Company on behalf of the Shareholders pursuant to this Agreement as further described in Schedule 2.03 ("Transaction Fees"). The Company shall also provide to Parent at the time it presents the Closing Date Balance Sheet its calculation of Taxes Between Signing and Closing and Transaction Fees. The cost of preparation of the Closing Date Balance Sheet shall be borne by the Surviving Corporation. The Company and Parent shall share with each other such detailed calculations and supporting documents as the other shall reasonably require in


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connection with its review of any calculations made thereunder. Parent shall have the right, in its sole discretion, to cause a review or audit of the Closing Date Balance Sheet, at Parent's expense, by its accountants, provided that such review or audit shall be completed within 30 days following the availability of the Closing Date Balance Sheet. Parent may submit to the Shareholders' Representative (as defined hereinafter) on behalf of the Shareholders, not later than 30 days from the receipt of the Closing Date Balance Sheet from the Shareholders' Representative on behalf of the Shareholders, a list of any components of the Closing Date Balance Sheet, the statement of Taxes Between Signing and Closing (the "Tax Statement") appearing thereon with which Parent disagrees, if any (a "Dispute Notice") within thirty
(30) days of its receipt of the Closing Date Balance Sheet. If Parent does not issue a Dispute Notice prior to such date, the Closing Date Balance Sheet, the Tax Statement and/or Transaction Fees, as supplied to Parent, shall be deemed to have been accepted and agreed to by Parent, and shall be final and binding on the parties to this Agreement. The parties shall thereafter have 15 days to discuss and reach resolution on any items of dispute. Any items of dispute regarding the Closing Date Balance Sheet and/or the Tax Statement which are not so resolved shall be submitted to the Chicago, Illinois office of KPMG (the "Arbitrating Accountant") or if KPMG is unwilling to serve as Arbitrating Accountant, to a nationally recognized so called "big-five" firm of public accountants mutually acceptable to the Shareholders' Representative and Parent, who shall have no conflict of interest with respect to either party and who shall serve as an arbitrator hereunder, the expenses of which shall be shared one-half by the Shareholders and one-half by Parent. If the Surviving Corporation or Parent and the Shareholders' Representative are unable to agree on an Arbitrating Accountant pursuant to the foregoing, each of the (i) Surviving Corporation or Parent and (ii) the Shareholders' Representative shall, within forty-five (45) days after delivery of the Dispute Notice select a disinterested arbitrator with relevant experience of its choice, and the two disinterested arbitrators so selected shall select, within ten (10) days of the selection of such arbitrators, an Arbitrating Accountant. In connection with the resolution of any dispute, the arbitrator or arbitrators shall have access to all documents, records, work papers, facilities and personnel necessary to perform its function as arbitrator. The arbitrator or arbitrators so selected shall render a written decision as promptly as practicable, but in no event later than twenty (20) days after submission of the matter to the Arbitrating Accountant. The decision of the arbitrator shall be final and binding upon the parties, and judgment may be entered on such decision in a court of competent jurisdiction. To the extent not otherwise provided herein, the commercial arbitration rules of the American Arbitration Association as in effect at the time of any arbitration shall govern such arbitration in all respects. The determination of such firm with respect to any and all disputes shall be conclusive and binding upon all parties.

               (b) If, at such time as the Closing Date Balance Sheet is deemed final and binding, the Closing Date Balance Sheet reflects a Net Working Capital (as defined below) less than $800,000, if the closing shall occur on or after June 1, 2000 and $750,000 if the closing shall occur prior to June 1, 2000, then the Stock Price payable hereunder shall be reduced on a dollar-for-dollar basis by the amount of such shortfall (the "Shortfall Amount"). For purposes of this Agreement, "Net Working Capital" shall mean the sum of the Cash plus Accounts Receivable less Current Liabilities as reflected on the Closing Date Balance Sheet, calculated consistent with past practice, the Financial

                                     A-10-
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Statements referred to in Section 3.05 hereof and Schedule 2.03 hereof. At such time that the parties have agreed upon the Closing Date Balance Sheet and if an adjustment is required under this Section, then such number of the Escrowed Shares shall be returned to the Parent as equal the Shortfall Amount divided by the Average Closing Price subject to the terms of the Escrow Agreement. Notwithstanding the prior sentence, the Shareholders may at its option through a notice by the Shareholders' Representative to Parent within ten (10) days of the final determination of the Shortfall Amount, satisfy any Shortfall Amount through the payment of cash in lieu of Parent Common Stock.

                                   ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

         The Company and the Shareholders, jointly and severally, hereby represent and warrant to Parent and Sub as follows except for the exceptions noted in the schedule delivered by the Company and the Shareholders to Sub and Parent concurrently herewith and identified by the parties as the "Disclosure Schedule". When used herein, the term to the "knowledge of the Company and the Shareholders" shall mean the awareness of facts or other information by the Shareholders of the Company. Any disclosure set forth on any particular schedule shall be deemed disclosed in reference to all applicable schedules where such disclosure is reasonably apparent to the extent that the disclosure in the Schedule discloses the exception to the representation or warranty to which the disclosure may apply (whether or not it refers to the actual representation or warranty).

         3.01 CORPORATE ORGANIZATION AND QUALIFICATION.

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. The Certificate or Articles of Incorporation and Bylaws of the Company, copies of which have previously been delivered to Parent, are true, accurate and complete copies of such documents as in effect as of the date of this Agreement.

               (b) Except as set forth on Schedule 3.01, the Company has no direct or indirect Subsidiaries. Except as set forth on Schedule 3.01, the Company does not own, control or hold with the power to vote, directly or indirectly of record, beneficially or otherwise, any capital stock or any equity or ownership interest in any corporation, partnership, association, joint venture or other entity, except for less than five percent (5%) of any equity security registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used in this Agreement, the word "Subsidiary" means any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is or was consolidated with such party or with which such party is or was consolidated for financial reporting purposes.


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               (c) The minute books of each of the Company and its Subsidiaries contain true, accurate and complete records of all meetings and other corporate actions held or taken by its shareholders and board of directors (including committees thereof).

         3.02 CAPITALIZATION.

               (a) The authorized capital stock of the Company consists of 3,360,000 shares of Company Common Stock. As of the date of this Agreement, there are 2,634,678 shares of Company Common Stock issued and outstanding all of which are owned by the Shareholders in the amounts as set forth in Schedule 3.02 annexed hereto. Except as set forth on Schedule 3.02, all of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights with no personal liability attaching to the ownership thereof. The authorized and issued and outstanding capital stock of each Subsidiary of the Company is set forth on
Schedule 3.02. All of the issued and outstanding shares of capital stock of each Subsidiary of the Company are owned by the Company, have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights with no personal liability attaching to the ownership thereof. Except as set forth in Schedule 3.02 hereto, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Company Common Stock or any other equity security of the Company or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock or any other equity security of the Company or any of its Subsidiaries other than as provided for in this Agreement. There are no bonds, debentures, notes, shares of preferred stock or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the Shareholders of the Company may vote.

               (b) Except as disclosed on Schedule 3.02(b) hereto, there are no agreements or understandings, with respect to the voting of any shares of Company Common Stock or any Subsidiary of the Company or which restrict the transfer of such shares, to which the Company or any of its Subsidiaries is a party and there are no such agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of any such shares or which restrict the transfer of such shares, other than applicable federal and state securities laws.

               (c) All dividends on Company Common Stock which have been declared prior to the date of this Agreement have been paid in full.

         3.03 AUTHORITY; NO VIOLATION.

               (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Company of

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the transactions contemplated by this Agreement have been duly and validly authorized by all requisite corporate action on the part of the Company, have been approved by the vote or consent of the Shareholders of the Company required by the Company's Certificate or Articles of Incorporation and Bylaws and, except for the filing of the Certificates of Merger, no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and each of the Shareholders and (assuming the due authorization, execution and delivery by Parent and Sub) constitutes a valid and binding obligation of the Company and each of the Shareholders, enforceable against each of the Company and each Shareholder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (b) Except as set forth in Schedule 3.03 hereto, neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the terms or provisions, hereof, will (i) violate, conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of the Company, (ii) assuming that the consents and approvals referred to in the Disclosure Schedule hereof are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree, license or injunction applicable to the Company or any of its Subsidiaries, or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provisions of or the loss of any benefit under, constitute a default (or any event, which, with notice or lapse of time, or both would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or affected.

         3.04 CONSENTS AND APPROVALS. Except for (a) the filing of the Certificates of Merger with the Delaware Secretary and the Illinois Secretary, respectively, pursuant to the DGCL and the IBCA, respectively, to effect the Merger, (b) such filings as may be necessary as a result of any facts or circumstances relating solely to Parent or Sub, and (c) such filings, authorizations, consents or approvals as may be set forth in the Disclosure Schedule hereto, no consents or approvals of, or filings or registrations with, any court, administrative agency, regulatory agency or commission or other governmental authority or instrumentality (each a "Governmental Entity") or with any third party are necessary in connection with the execution and delivery by the Company

                                     A-13-
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of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby.

         3.05 FINANCIAL STATEMENTS.

               (a) Attached to Schedule 3.05(a) are copies of the unaudited balance sheets of the Company as of December 31, 1998, and the related statements of income for the fiscal year 1998, inclusive. Also attached to
Schedule 3.05(a) are copies of the unaudited consolidated balance sheets of the Company as of December 31, 1999, and the related unaudited consolidated statements of income for the fiscal year ended December 31, 1999. All such financial statements delivered under this Section 3.05(a) to Parent shall be collectively referred to herein as the "Financial Statements." The unaudited interim financial statements of the Company and its Subsidiaries have been prepared as of their respective dates in all material respects in accordance with applicable accounting practices and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated income and retained earnings and sources and applications of funds for the periods then ended. The financial books and records of the Company are true and accurate and are capable of being audited in accordance with generally accepted accounting principles ("GAAP") for no less than the last two fiscal years.

               (b) Except (i) as set forth in the Disclosure Schedule hereto,
(ii) for liabilities incurred since December 31, 1999 in the ordinary course of business consistent with past practice, or (iii) liabilities contemplated herein, the Company does not have any liabilities or obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise) which are not adequately reserved or reflected on the balance sheet of the Company for the quarter ended December 31, 1999 and which would not have a material adverse effect on the Company, its business or financial condition taken as a whole (any material adverse effect on the Company, its business or financial condition taken as a whole being hereinafter defined as a "Material Adverse Effect").

               (c) Schedule 3.05(c)(i) contains the Company's accounts receivable report as of January 23, 2000, which report is true and accurate in all material respects and has been prepared in accordance with the Company's normal practice. The accounts receivable reflected in the January 23, 2000 report contained in Schedule 3.05(c)(i) and all the accounts receivable arising after such date are valid and genuine and arose from bona fide transactions in the ordinary course of the Company's business and have been recorded in accordance with the Company's historical revenue recognition policy. Except as set forth on Schedule 3.05(c)(ii), no account receivable has been assigned or pledged to any other person and no defense or set off to any such account receivable has to the knowledge of the Company, been asserted by the account obligor. The allowance for bad debt for the Company's accounts receivable set forth on the December 31, 1999 unaudited consolidated balance sheet is adequate and in accordance with the historical accounting practices of the Company.



                                     A-14-
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                  (d) Since December 31, 1999 neither the Company nor its
Subsidiaries has declared or paid any dividends, or made any other distribution on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired any shares of the capital stock of the Company or issued or sold any such shares of capital stock.

         3.06 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in the Disclosure Schedule hereto, since December 31, 1999, there has not been any Material Adverse Effect on the Company (including without limitation any loss of employees or customers) and, to the Shareholders' and the Company's knowledge, no fact or condition specific to the Company exists which is reasonably likely to cause such a Material Adverse Effect on the Company in the future.

         3.07 LEGAL PROCEEDINGS. Except as set forth in Schedule 3.07 hereto, the Company is not a party to any, and there are no pending or, to the Shareholders' and the Company's knowledge, threatened, legal, administrative, arbitrable or other proceedings, claims, actions or governmental or regulatory investigations of any nature against or affecting the Company or any of its Subsidiaries or any property or asset of the Company or any of its Subsidiaries, before any court, arbitrator, administrative agency or Governmental Entity, domestic or foreign. Neither the Company nor any of its Subsidiaries nor any property or asset of the Company is subject to any order, writ, judgment, injunction, decree, determination or award which restricts its ability to conduct business in any area in which it presently does business.

         3.08     TAXES AND TAX RETURNS.

                  (a) For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, premium, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, property or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties (including penalties for failure to file in accordance with applicable information reporting requirements), and additions to tax by any authority, whether federal, state, local, domestic or foreign. The term "Tax Return" shall mean any report, return, form, declaration or other document or information required to be supplied to any authority in connection with Taxes.

                  (b) The Company and its Subsidiaries (collectively, the "Taxpayer") have filed all Tax Returns that were required to be filed. All such Tax Returns were when filed, and continue to be, correct and complete in all material respects. All Taxes owed by the Taxpayer (whether or not shown on any Tax Return) have been timely paid. Except as set forth on Schedule 3.08(b) annexed hereto, the Taxpayer currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Taxpayer does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no liens with respect to Taxes on any of the assets or property of the Taxpayer.



                                      A-15-

                  (c) The Taxpayer has withheld or collected and paid all Taxes required to have been withheld or collected and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder, any other third party, or otherwise.

                  (d) There is no dispute or claim concerning any Tax Liability of the Taxpayer either (A) claimed or raised by any authority in writing or (B) as to which the Taxpayer or the directors and officers (and employees responsible for Tax matters) of the Taxpayer has knowledge. There are no proceedings with respect to Taxes pending, except as set forth on Schedule 3.08(d) annexed hereto.

                  (e) Schedule 3.08(e) annexed hereto sets forth an accurate, correct and complete list of all federal, state, local, and foreign Tax Returns filed with respect to the Taxpayer for taxable periods ended on or after December 31, 1996, indicates those Tax Returns that have been audited and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to Parent correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by or on behalf of the Taxpayer since December 31, 1996. No other audit or investigation with respect to Taxes is pending or has been threatened.

                  (f) The Taxpayer has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.


                  (g) The Taxpayer has not agreed to make, nor is it required to make, any adjustments under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

                  (h) The Taxpayer is not a party to any contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code, or the payment of any consideration which would not be deductible by reason of Section 162(m) of the Code.

                  (i) The Taxpayer has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                  (j) The Taxpayer is not a party to any agreement, whether written or unwritten, providing for the payment of Tax liabilities, payment for Tax losses, entitlements to refunds or similar Tax matters.

                  (k) No ruling with respect to Taxes relating to the Taxpayer has been requested by or on behalf of the Taxpayer.


                                      A-16-
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                  (l) The Taxpayer (A) has never been a member of an affiliated group (within the meaning of Section 1504 of the Code, or any similar group as defined for state, local or foreign tax purposes) filing a consolidated federal (or combined or unitary state, local or foreign) income Tax Return or (B) does not have any liability for the taxes of any Person (other than the Taxpayers) under Reg. Section 1.1502-6 (or any similar provision of state, local or foreign
Law), as a transferee or successor, by contract, or otherwise.

                  (m) The unpaid Taxes of the Taxpayer (A) did not, as of the most recent fiscal quarter end, exceed the reserves for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) on its books at such time and (B) do not exceed that reserve as adjusted for the passage of time through the Effective Date in accordance with the past custom and practice of the Taxpayer in filing its Tax Returns.

                  (n) Schedule 3.08(n) sets forth the following information with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Effective Date giving effect to the consummation of the transactions contemplated hereby): the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company.

         3.09     EMPLOYEE BENEFIT PLANS.

                  (a) Schedule 3.09 hereto sets forth a true and complete list of all Plans maintained or contributed to by the Company or any of its Subsidiaries during the five (5) years preceding this Agreement. The term "Plans" for purposes of this Article III means all employee benefit plans, arrangements or agreements that are maintained or contributed to, or that were maintained or contributed to at any time during the five (5) years preceding the date of this Agreement, by the Company or any of its Subsidiaries, or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), all of which together with the Company would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) The Company has heretofore delivered to Parent true and complete copies of each of the Plans and all related documents, including but not limited to (i) all required Forms 5500 and all related schedules for such Plans (if applicable) for each of the last two (2) years, (ii) the actuarial report for such Plan (if applicable) for each of the last two (2) years, and
(iii) the most recent determination letter from the IRS (if applicable) for such plan.

                  (c) (i) Except as set forth in Schedule 3.09 hereto, each of the Plans has been operated and administered in all material respects in accordance with applicable laws, including but not limited to ERISA and the Code, (ii) each of the Plans intended to be "qualified" within meaning of
Section 401(a) of the Code has been maintained so as to

                                      A-17-
qualify from the effective date of such Plan to the Effective Time, (iii) with respect to each Plan which is subject to Title IV of ERISA, the present value of "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Plan, based upon the actuarial assumptions currently used by the Plan for IRS funding purposes did not, as of its latest valuation date, exceed the then current value of the assets of such Plan allocable to such accrued benefits, and there has been no "accumulated funding deficiency" (whether or not waived), (iv) no Plan provides benefits, including without limitation death, medical or other benefits (whether or not insured), with respect to current or former employees of the Company, any of its Subsidiaries or any ERISA Affiliate beyond their retirement or other termination of service, other than (A) coverage mandated by applicable law, (B) life insurance death benefits payable in the event of the death of a covered employee, (C) disability benefits payable to disabled former employees, (D) death benefits or retirement benefits under any "employee pension plan," as that term is defined in Section 3(2) of ERISA, (E) deferred compensation benefits accrued as liabilities on the books of the Company, any of its Subsidiaries or any ERISA Affiliate or (F) benefits the full cost of which is borne by the current or former employee (or his beneficiary), (v) with respect to each Plan subject to Title IV of ERISA no liability under Title IV of ERISA has been incurred by the Company, any of its Subsidiaries or any ERISA Affiliate that has not been satisfied in full, no condition exists that presents a material risk to the Company, any of its Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of such Plan, and there has been no "reportable event" (within the meaning of Section 1013 of ERISA and the regulations thereunder), (vi) none of the Company, any of its Subsidiaries or any ERISA Affiliate has ever maintained or contributed to a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA, (vii) all contributions or other amounts payable by the Company as of the Effective Time with respect to each Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP and Section 412 of the Code, (viii) none of the Company, any of its Subsidiaries or any ERISA Affiliate has engaged in a transaction in connection with which the Company, any of its Subsidiaries or any ERISA Affiliate has any material liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code, (ix) consummation of the transactions contemplated hereby will not cause any amounts payable under any of the Plans to fail to be deductible for federal income tax purposes under Sections 280G or 162(m) of the Code, and (x) there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto.

                  (d) With respect to any Plan that is a welfare plan (within the meaning of Section 3(l) of ERISA) (i) no such Plan is funded through a "welfare benefit fund," as such term is defined in Section 419(a) of the Code, and (ii) each such Plan complies in all material respects with the applicable requirements of Section 4980B(f) of the Code, Part 6 of Subtitle B of Title I of ERISA and any applicable state continuation coverage requirements ("COBRA").

                  (e) Except as prohibited by law (including Section 411(d)(6) of the Code), each Plan may be amended, terminated, modified or otherwise revised by the

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
Company, any of its Subsidiaries or its ERISA Affiliates as of the Effective Time to eliminate, without material effect, any and all future benefit accruals under any Plan (except claims incurred under any welfare plan).

                  (f) Except as set forth on Schedule 3.09, neither the Company nor any of its Subsidiaries has entered into, adopted or amended in any respect any collective bargaining agreement or adopted or amended any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, insurance or other similar plan, agreement, trust, fund or arrangement for the benefit of employees (whether or not legally binding).

                  (g) Other than as specifically set forth herein, the Company has satisfied all requirements under the Compete Incorporated Employee's Stock Option Plan and has not taken any action or failed to take any action that has resulted in or will result in a breach or default under such Plan, or that would result in the acceleration of vesting of any options under such Plan.

         3.10 COMPLIANCE WITH APPLICABLE LAW; CERTAIN AGREEMENTS; LICENSING. Except as set forth in Schedule 3.10(i) hereto, each of the Company and its Subsidiaries holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business under and pursuant to all, and has complied in all material respects with and, to the Shareholders' and the Company's knowledge, is not in conflict with, or in default or violation of any
(a) statute, code, ordinance, law, rule, regulation, order, writ, judgment, injunction or decree, published policies and guidelines of any Governmental Entity, applicable to the Company or any Subsidiary or by which any property or asset of the Company or Subsidiary is bound or affected or (b) any note, bond, mortgage, indenture, deed of trust, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any Subsidiary or any property or asset of the Company or Subsidiary is bound or affected; and neither of the Company, any Subsidiary or any Shareholder knows of, or has received notice of, any violations of any the above. Schedule 3.10 (ii) hereto contains a list of all federal and state licenses, franchises, permits and authorizations necessary for the lawful conduct of the Company's or any of its Subsidiaries' respective businesses.

         3.11     CERTAIN CONTRACTS.

                  (a) Except as set forth in Schedule 3.11(a) hereto, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral): (i) with respect to the employment of any director, officer or employee, or with respect to the employment of any consultant which cannot be terminated without payment,
(ii) which, upon the consummation of the transactions contemplated by this Agreement, will result in any payment (whether of severance pay or otherwise) becoming due from the Company or any of its Subsidiaries to any officer or employee thereof which amounts are specifically quantified in Schedule 3.11(a),
(iii) which is a material contract (as defined in Item

                                      A-19-

601(b)(10) of Regulation S-K promulgated by the Securities and Exchange Commission) ("SEC") to be performed after the date of this Agreement that has not otherwise been disclosed in writing to Parent, (iv) which is a consulting or other agreement (including agreements entered into in the ordinary course and data processing, software programming and licensing contracts) not terminable on ninety (90) days or less notice, (v) which restricts the conduct of any line of business by the Company or any of its Subsidiaries, which restriction is specifically referred to in such Schedule 3.11(a), (vi) with or to a labor union or guild (including any collective bargaining agreement), or (vii) any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, any of which are specifically quantified on Schedule 3.11(a)(vii). Other than as specifically set forth herein, no benefits under any of such plans will be increased, or the vesting of the benefits of which, will be accelerated by the occurrence of any of the transactions contemplated by this Agreement. The Company has previously delivered to Parent true and complete copies of all employment, consulting and deferred compensation agreements which are in writing and to which the Company is a party. Each contract, arrangement, commitment or understanding of the type described in this section is referred to herein as a "Company Contract".

                  (b) Except as set forth in Schedule 3.11(b) hereto, (i) each Company Contract is legal, valid and binding upon the Company or any of its Subsidiaries, as the case may be, assuming due authorization of the other party or parties thereto, and in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law),
(ii) the Company has performed all material obligations required to be performed by it to date under each such Company Contract, and (iii) to the Shareholders' and the Company's knowledge, no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Company or Subsidiary, as the case may be, under any such Company Contract.

                  (c) Neither the Company nor its Subsidiaries has made any express warranty to any person or entity with respect to any services or products it provides or delivers or has made or agreed to make any indemnification payment with respect to any warranty claim, except for (i) the warranties and/or agreement(s) to indemnify of which true and correct copies have been delivered to Parent, and (ii) any warranties under other state or federal laws generally.

         3.12 AGREEMENTS WITH REGULATORY AGENCIES. Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other order issued in writing by, or is a party to any written agreement, consent agreement or memorandum of understanding,

                                      A-20-
commitment letter, suspension order, or similar undertaking (each, a "Regulatory Agreement") with any regulatory agency or any other Governmental Entity that restricts the conduct of its business in any material respect, nor has the Company been notified in writing or, to the knowledge of the Company, otherwise by any regulatory agency or any other Governmental Entity that it is considering issuing or requesting any Regulatory Agreement.

         3.13     ENVIRONMENTAL MATTERS.

                  (a) The Company and its Subsidiaries are, and have been, in material compliance with all applicable environmental laws and with all rules, regulations, standards and requirements of the United States Environmental Protection Agency (the "EPA") and of state and local agencies with jurisdiction over pollution or protection of the environment.

                  (b) There is no suit, claim, action or proceeding pending or, to the Shareholders' and the Company's knowledge, threatened, before any Governmental Entity or other forum in which the Company or any of its Subsidiaries has been or, with respect to threatened proceedings, may be named as a defendant, responsible party or potentially responsible party in any way relating to any environmental law, rule, regulation, standard or requirement.

         3.14     PROPERTIES.

                  (a) Schedule 3.14 hereto contains a true, complete and correct list of all real properties owned by the Company or any of its Subsidiaries. Except as set forth in Schedule 3.14 hereto, the Company or its Subsidiaries has good and marketable title to all real property and other property owned by it and included in the balance sheet of the Company at September 30, 1999, and owns such property subject to no encumbrances, liens, security interests, pledges or title imperfections.

                  (b) Neither the Company nor any of its Subsidiaries has received any notice of a violation of any applicable zoning or environmental regulation, ordinance or other law, order, regulation or requirement relating to its operations or its properties and there is no such violation. Except as set forth in Schedule 3.14 hereto, to the Shareholders' and the Company's knowledge, all buildings and structures owned and used by the Company or any of its Subsidiaries conform with all applicable ordinances, codes or regulations. Except as set forth in Schedule 3.14 hereto, all buildings and structures leased and used by the Company or any of its Subsidiaries conform in all material respects with all applicable ordinances, codes or regulations, except where such nonconformity would not have a Material Adverse Effect.

                  (c) The Disclosure Schedule contains a true, complete and correct list of all leases pursuant to which the Company or any of its Subsidiaries leases any real or personal property, either as lessee or as lessor which leases call for an annual payment in excess of $10,000 and cannot be terminated without penalty with 90 days or less notice

                                      A-21-

(the "Company Leases"). Assuming due authorization of the other party or parties thereto, each of the Company Leases is valid and binding on the Company or Subsidiary, and, to the best of the Company's knowledge, valid and binding on and enforceable against all other respective parties to such leases, in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). There are not under such Company Leases any existing breaches, defaults or events of default by the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries received notice of, or made a claim with respect to, any breach or default by any other party to such Company Leases. Each of the Company and its Subsidiaries enjoys quiet and peaceful possession of all such leased properties occupied by it as lessee.

         3.15 INSURANCE. The Company has made available to Parent true and complete copies of all material policies of insurance of the Company or any of its Subsidiaries currently in effect a list of which is attached as Schedule
3.15. All of the policies relating to insurance maintained by the Company with the respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement thereof) are in full force and effect and the Company has not received any notice of cancellation with respect thereto. All life insurance policies on the lives of any of the current and former officers of the Company which are maintained by the Company or any of its Subsidiaries or which are otherwise included as assets on the books of the Company are, or will at the Effective Time be, owned by the Company or any of its Subsidiaries, free and clear of any claims thereon by the officers or members of their families, except with respect to the death benefits thereunder, as to which the Company agrees that there will not be an amendment prior to the Effective Time without the consent of Parent. The Company does not have any material liability for unpaid premium or premium adjustments not properly reflected on the Company's December 31, 1999 balance sheet. All claims under any policy or bond have been duly and timely filed.

         3.16 LABOR MATTERS. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining or other labor union or guild contract nor has the Company or any of its Subsidiaries, to the Shareholders' and the Company's knowledge, been approached by any collective bargaining or other labor union or guild seeking to enter into a contract with the Company or any of its Subsidiaries. There is no pending or, to the Shareholders' and the Company's knowledge, threatened, labor dispute, strike or work stoppage against the Company or any of its Subsidiaries which may interfere with the business activities of the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries or their respective representatives or employees has committed any unfair labor practices in connection with the operation of the business of the Company or any of its Subsidiaries, and there is no pending or, to the Shareholders' and the Company's knowledge, threatened charge or complaint against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable state agency. Except as set forth on Schedule 3.16 hereto, to the Shareholders' and the

                                      A-22-

Company's knowledge, neither the Company nor its Subsidiaries has hired any illegal aliens as employees. To the Company's and the Shareholders' knowledge, neither the Company nor its Subsidiaries has discriminated on the basis of race, age, sex or otherwise in its employment conditions or practices with respect to its employees. There are no race, age, sex or other discrimination complaints pending, or, to the Shareholders' and the Company's knowledge, threatened against the Company or any of its Subsidiaries by any employee, former or current, before any domestic (federal, state or local) or foreign board, department, commission or agency nor, to the knowledge of the Company, does any basis therefor exist. To the knowledge of the Company and the Shareholders, as of the date hereof, none of the employees of the Company has a present intention to terminate its employment with the Company.

         3.17 INTELLECTUAL PROPERTY. The Company and its Subsidiaries own or possess a license and other right to use without payment of any material amount all material patents, copyrights, trade secrets, trade names, service marks, trademarks, domain names, know-how, software and other intellectual property material to the operation of its business as presently conducted (collectively, the "Intellectual Property Rights"). Schedule 3.17 sets forth a list of all patents, pending patent applications, registered copyrights, reported trademarks and service marks and applications for the registration of trademarks and service marks which are owned by the Company as well as all material intellectual property license agreements. Neither the Company nor any of its Subsidiaries has received any notice of conflict with the Intellectual Property Rights from any third party. The Company and its Subsidiaries are not in material default under any contract, agreement, arrangement or commitment relating to any of the Intellectual Property Rights. To the Shareholders' and the Company's knowledge, the Intellectual Property Rights do not infringe upon the rights of any third parties and are valid and enforceable.

         3.18 BROKER'S FEES. Neither the Company nor any of its officers or directors, has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement, except as set forth in Schedule 3.18.

         3.19 BANK ACCOUNTS. The Company has provided or made available to Parent complete and current summaries of information regarding all accounts, lock boxes and safe deposits maintained by the Company at banks, trust companies, securities firms or other brokers or other financial institutions.

         3.20 YEAR 2000. Other than as indicated in Schedule 3.20, the Company has received no claim for any liability, obligation or commitment to any third party relating to Year 2000 compatibility for any services performed or goods sold, and made no warranty or agreement to indemnify any third party for work performed if such party incurs any damages as a result of the Company's services.

         3.21 DISCLOSURE. No representation or warranty contained in this Agreement or any schedule to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.



                                      A-23-

         3.22 LIMITATION ON WARRANTIES. Except as expressly set forth in this Agreement, the Company and the Shareholders make no express or implied warranty of any kind whatsoever with respect to the assets of the Company including any representation as to physical condition or value of any of the assets of the Company or the future profitability or future earnings performance of the Company. ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

         Parent and Sub hereby, jointly and severally, represent and warrant to the Company as follows:

         4.01 CORPORATE ORGANIZATION AND QUALIFICATION. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Sub has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. The Certificate of Incorporation and Bylaws of each of Parent and Sub, copies of which have previously been delivered to the Company, are true and complete copies of such documents as in effect as of the date of this Agreement. Parent has no direct or indirect Subsidiaries other than Sub and Perficient LoreData, Inc., a Delaware corporation. Neither Parent nor any of its Subsidiaries owns, controls or holds the power to vote, directly or indirectly of record, beneficially or otherwise, any capital stock or any equity or ownership interest in any corporation, partnership, association, joint venture or other entity, except for less than five percent (5%) of any equity security registered under the Exchange Act.

         4.02     CAPITALIZATION.

                  (a) The authorized capital stock of Parent consists of 20,000,000 shares of Parent Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share ("Parent Preferred Stock"). As of the date hereof, 4,065,047 shares of Parent Common Stock and no shares of Parent Preferred Stock are issued and outstanding. All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights with no personal liability attaching to the ownership thereof. Except as set forth in Schedule 4.02(a)(i) hereto, Parent does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Parent Common Stock or any other equity security of Parent or any of its Subsidiaries or any securities representing

                                      A-24-
the right to purchase or otherwise receive any shares of Parent Common Stock or any other equity security of Parent or any of its Subsidiaries other than as provided for in this Agreement. There are no bonds, debentures, notes, shares of preferred stock or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the Shareholders of Parent may vote. Except as disclosed on
Schedule 4.02(a)(ii) hereto, to Parent's knowledge there are no agreements or understandings, with respect to the voting of any shares of Parent Common Stock or any Subsidiary of Parent or which restrict the transfer of such shares, to which Parent or any of its Subsidiaries is a party and there are no such agreements or understandings to which Parent or any of its Subsidiaries is a party with respect to the voting of any such shares or which restrict the transfer of such shares, other than applicable federal and state securities laws. As used in this Agreement, Parent's "knowledge" shall mean the knowledge of Parent's executive officers and directors, as disclosed in its Prospectus dated July 29, 1999.

                  (b) The authorized capital stock of Sub consists of 10,000 shares of common stock, par value $0.01 per share ("Sub Common Stock"). As of the date hereof, 1,000 shares of Sub Common Stock are outstanding. All of the issued and outstanding shares of capital stock of Sub are owned by Parent, have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights with no personal liability attaching to the ownership thereof.

         4.03     AUTHORITY; NO VIOLATIONS.

                  (a) Each of Parent and Sub have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of Parent. Except for the filing of the Certificates of Merger and the approval of the shareholders of Parent, no other corporate proceedings on the part of Parent or Sub are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Sub and (assuming the due authorization, execution and delivery by the Company) constitutes a valid and binding obligation of Parent and Sub, enforceable against Parent and Sub in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Neither the execution and delivery of this Agreement by each of Parent and Sub, nor the consummation by either Parent or Sub, as the case may be, of the transactions contemplated hereby, nor compliance by either Parent or Sub with any of the terms or provisions hereof, will (i) violate, conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of Parent, or Sub, as the case may be, or (ii)(x) violate any statute, code, ordinance, rule, regulations, judgment, order, writ,

                                      A-25-
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decree or injunction applicable to Parent or Sub or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provisions of or the loss of any benefit under, constitute a default (or any event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other instrument or obligation to which Parent or Sub is a party, or by which they or any of their respective properties or assets may be bound or affected.

         4.04 CONSENTS AND APPROVALS. Except for (a) the filing of the Certificates of Merger with the Delaware Secretary and the Illinois Secretary, respectively, pursuant to the DGCL and the IBCA, respectively, to effect the Merger, (b) such filings as may be necessary as a result of any facts or circumstances related solely to the Company, (c) the consents and approvals listed on Schedule 4.04 hereto, and(d) the consent of the shareholders of Parent to the Merger and the filing of a Proxy Statement in connection therewith , no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary in connection with the execution and delivery by Parent and Sub of this Agreement and the consummation by Parent and Sub of the Merger and the other transactions contemplated hereby.

         4.05 BROKER'S FEES. Neither Parent nor Sub, nor any of their respective officers or directors, has employed any broker or finder or incurred any liability for any broker's fee, commission or finder's fee in connection with any of the transactions contemplated by this Agreement, except as set forth in
Schedule 4.05 hereto.

         4.06 SEC REPORTS. Parent has previously delivered to the Company an accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement of Parent filed since May 1, 1999 with the SEC pursuant to the Exchange Act or the Securities Act (collectively, the "Parent SEC Reports"). Parent has timely filed (either by the required filing date or pursuant to Rule 12b-25 promulgated under the Exchange
Act) all Parent SEC Reports and other documents required to be filed by it under the Securities Act and the Exchange Act and, as of their respective dates and all Parent SEC Reports complied with all of the rules and regulations of the SEC with respect thereto. As of their respective dates, the Parent SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent's consolidated financial statements (including any notes to such financial statements) included within Parent SEC Reports (i) has been prepared in all material respects in accordance with the published rules and regulations of GAAP and the SEC applied on a consistent basis throughout the periods involved, and (ii) fairly present in all material respects, the consolidated financial position of Parent or as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated.



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         4.07 VOTING REQUIREMENTS. The affirmative vote of the holders of a majority of the shares of Parent Common Stock present and entitled to vote at the Shareholders Meeting is the only vote of the holders of any class or series of Parent's capital stock necessary to approve the Merger and the other transactions contemplated hereby.

         4.08 NO PRIOR ACTIVITIES. Sub has not incurred, directly or indirectly, any liabilities or obligations, except those incurred in connection with its incorporation or with the negotiation of this Agreement and consummation of the transactions contemplated hereby. Sub has not engaged, directly or indirectly, in any business or activity of any type or kind, or entered into any agreement or arrangement with any person or entity, or become subject to or bound by any obligation or undertaking, that is not contemplated by or in connection with this Agreement and the transactions contemplated hereby.

         4.09 LABOR MATTERS. Neither Parent nor any of its Subsidiaries is a party to any collective bargaining or other labor union or guild contract nor, to Parent's knowledge, has Parent or any of its Subsidiaries been approached by any collective bargaining or other labor union or guild seeking to enter into a contract with Parent or any of its Subsidiaries. There is no pending, or to Parent's knowledge, threatened labor dispute, strike or work stoppage against Parent or any of its Subsidiaries which may interfere with the business activities of Parent or any of its Subsidiaries. None of Parent or any of its Subsidiaries or their respective representatives or employees has committed any unfair labor practices in connection with the operation of the business of Parent or any of its Subsidiaries, and there is no pending or, to Parent's knowledge, threatened charge or complaint against Parent or any of its Subsidiaries by the National Labor Relations Board or any comparable state agency.

         4.10 NO MATERIAL ADVERSE CHANGE. Since September 30, 1999, and through the date of this Agreement, there has been no fact or condition specific to the Parent, other than as disclosed in the Parent SEC Reports, that has had a material adverse effect on the Parent, its business or financial condition, taken as a whole.

         4.11 LIMITATION ON WARRANTIES. Except as expressly set forth in this
Article IV, Parent and Sub make no express or implied warranty of any kind whatsoever with respect to the assets or securities of Parent, Sub or Surviving Corporation, including any representation as to physical condition or value of any of the assets or the securities of the Parent, Sub or the Surviving Corporation or the future profitability or future earnings performance of the Parent, Sub or the Surviving Corporation. ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.




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                                    ARTICLE V

                    COVENANTS RELATING TO CONDUCT OF BUSINESS


         5.01 COVENANTS OF THE COMPANY. During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Parent, the Company shall (and shall cause its Subsidiaries to) carry on its business in the ordinary course consistent with past practice. The Company shall (and shall cause its Subsidiaries to) use all reasonable efforts to (x) preserve its business organization, (y) keep available the present services of its employees and (z) preserve for itself and Parent the goodwill of the customers of the Company and its Subsidiaries and others with whom business relationships exist, including, but not limited to all material contracts. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or consented to in writing by Parent, the Company shall not (and shall cause its Subsidiaries not to):

                  (a) declare or pay any dividends on, or make other distributions in respect of, any of its capital stock, except for a distribution to the Common Stock Holders of the Company to cover the Common Stock Holders' income tax liability attributable to the ownership of the Company Common Stock in an amount not to exceed $100,000 for the fiscal year ended December 31, 1999 and such additional amounts as are necessary for the period from January 1, 2000 to the Closing Date subject to the delivery to the Parent prior to the Closing of a Tax Calculation as defined in Section 7.02(n), less amounts previously distributed on account thereof);

                  (b) (i) split, combine or reclassify any shares of its capital stock; or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock except upon the exercise or fulfillment of rights or options issued or existing pursuant to employee benefit plans, programs or arrangements, all to the extent outstanding and in existence on the date of this Agreement, or (ii) repurchase, redeem or otherwise acquire, any shares of the capital stock of the Company, or any securities convertible into or exercisable for any shares of the capital stock of the Company;

                  (c) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing;

                  (d)      amend its Articles of Incorporation or Bylaws;

                  (e)      make any capital expenditures in excess of $25,000;

                  (f)      enter into any new line of business;



                                      A-28-
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                  (g) (i) acquire or agree to acquire, by merging or
consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or (ii) otherwise acquire any assets, other than in the ordinary course of business, which would be material to the Company and its Subsidiaries, taken as a whole;

                  (h) take any action that is intended or would result in any of its representations and warranties set forth in this Agreement being or becoming materially untrue, or in any of the conditions to the Merger set forth in
Article VII not being satisfied, or in breach of any provision of this Agreement except, in every case, as may be required by applicable law;

                  (i) change its methods of accounting in effect at December 31, 1998, except as required by changes in GAAP or regulatory accounting principles as concurred to by the Company's independent auditors;

                  (j) (i) enter into, adopt, amend, renew or terminate any Plan or any agreement, arrangement, plan or policy between the Company or any of its Subsidiaries and one or more of its current or former directors, officers or employees or (ii) increase in any manner compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date hereof (including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares); or (iii) enter into, modify or renew any employment, severance or other agreement with any director, officer or employee of the Company or any of its Subsidiaries or establish, adopt, enter into, or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement providing for any benefit to any director, officer or employee (whether or not legally binding) other than in connection with the employment of any employees in the Company's ordinary course of business;

                  (k) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity except in the ordinary course of business consistent with past practice of the Company;

                  (l) sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements;

                  (m) make any Tax election or settle or compromise any material federal, state, local or foreign Tax liability;



                                      A-29-

                  (n) pay, discharge or satisfy any claim, liability or obligation, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice or as incurred in connection with the Merger and the transactions expressly contemplated hereby, of liabilities reflected or reserved against in the balance sheet at December 31, 1999, or subsequently incurred in the ordinary course of business and consistent with past practice;

                  (o) enter into or renew, amend or terminate, or give notice of a proposed renewal, amendment or termination, or make any commitment with respect to, regardless of whether consistent with past practices, any lease, contract, agreement or commitment having a term of one year or more from the time of execution or outside of the ordinary course of business consistent with past practices other than computer leases in the amount not to exceed $20,000 individually or $100,000 in the aggregate;

                  (p) waive any material right, whether in equity or at law; or

                  (q)      agree to do any of the foregoing.

         5.02     NO SOLICITATION; NON-DISCLOSURE.

                  (a) None of the Company, any of its Subsidiaries, the Shareholders or any of their respective directors, officers, employees, representatives, agents and advisors or other persons controlled by the Company shall solicit or hold discussions or negotiations with, or assist or provide any information to, any person, entity or group (other than Parent, Sub and their affiliates and representatives) concerning (i) any merger, consolidation, business combination, share exchange, or other similar transaction involving the Company; (ii) any sale, lease, exchange, mortgage, pledge, license transfer or other disposition of any shares of Company Common Stock or significant assets of the Company; or (iii) except as permitted in Section 5.01, the issuance of any new shares of capital stock of the Company or any options, warrants or other rights to acquire shares of capital stock of the Company. The Company will promptly communicate to Parent, Sub and their affiliates and representatives the terms of any proposal, discussion, negotiation or inquiry relating to a merger or disposition of a significant portion of its capital stock or assets or similar transaction involving the Company and the identity of the party making such proposal or inquiry, which it may receive with respect to any such transaction.

                  (b) No party (or its representatives, agents, counsel, accountants or investment bankers) hereto shall disclose to any third party, other than either party's representatives, agents, counsel, accountants or investment bankers any confidential or proprietary information about the business, assets or operations of the other parties to this Agreement or the transactions contemplated hereby, except as may be required by applicable law. The parties hereto agree that the remedy at law for any breach of the requirements of this subsection will be inadequate and that any breach would cause such immediate and permanent damage as would be impossible to ascertain, and, therefore, the parties hereto agree and consent that in the event of any breach of this subsection, in addition to any and all other legal and equitable remedies available for such breach,

                                      A-30-
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including a recovery of damages, the non-breaching parties shall be entitled to obtain preliminary or permanent injunctive relief without the necessity of proving actual damage by reason of such breach and, to the extent permissible under applicable law, a temporary restraining order may be granted immediately on commencement of such action.

         5.03 EMPLOYEE RETENTION. The Company and the Shareholders agree to immediately notify Parent if they have any knowledge of the intention of an employee of the Company to terminate his employment with the Company. In addition, the Company and the Shareholders agree that from the date of this Agreement and continuing to the Effective Time, they shall not take any action or fail to take any action that will result in the termination of an employee of the Company without first consulting with Parent and providing Parent with an opportunity to provide advice with respect to any such action or inaction.

         5.04 COVENANTS OF PARENT AND SUB. During the period from the date of this Agreement and continuing until the Effective Time, Parent shall notify the Shareholders' Representative prior to its taking of any of the following actions:

                  (a) declare or pay any dividends on, or make other distributions in respect of, any of its capital stock;

                  (b) (i) split, combine or reclassify any shares of its capital stock; or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock except upon the exercise or fulfillment of rights or options issued or existing pursuant to employee benefit plans, programs or arrangements, all to the extent outstanding and in existence on the date of this Agreement, or (ii) repurchase, redeem or otherwise acquire, any shares of the capital stock of Parent or its Subsidiaries, or any securities convertible into or exercisable for any shares of the capital stock of Parent or its Subsidiaries;

                  (c) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing except permitted pursuant to its employee benefit plans;

                  (d) amend its Certificate or Articles of Incorporation or Bylaws;

                  (e)      enter into any new line of business;

                  (f) (i) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or (ii) otherwise acquire any assets, other than in the ordinary course of business, which would, in either case, be material to Parent and its Subsidiaries, taken as a whole;



                                      A-31-

                  (g) without limiting the Company's and the Shareholders' rights under Article VIII hereof, take any action that is intended or would result in any of its representations and warranties set forth in this Agreement being or becoming untrue, or in any of the conditions to the Merger set forth in
Article VII not being satisfied, or in breach of any provision of this Agreement except, in every case, as may be required by applicable law;

                  (h) change its methods of accounting in effect at December 31, 1998, except as required by changes in GAAP or regulatory accounting principles as concurred to by Parent and its Subsidiaries's independent auditors;

                  (i) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity except in the ordinary course of business consistent with past practice of Parent and its Subsidiaries and except for indebtedness in an amount less than $100,000;

                  (j) sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets or properties;

                  (k) make any Tax election or settle or compromise any material federal, state, local or foreign Tax liability; or

                  (l) pay, discharge or satisfy any claim, liability or obligation, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice or as incurred in connection with the Merger and the transactions expressly contemplated hereby, of liabilities reflected or reserved against in the balance sheet at September 30, 1999, or subsequently incurred in the ordinary course of business and consistent with past practice and other than the obligations in connection with the acquisition of LoreData, Inc.

         5.05 ALL NECESSARY ACTION. Each of the parties hereto shall use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate the transaction contemplated hereby as soon as practicable. No party shall intentionally perform any act which, if performed, or omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement by any party hereto or which would result in any representation or warranty herein contained of such party being untrue in any material respect as if originally made on and as of the Closing Date.

         5.06 NOTIFICATION. Each party shall promptly give the other party written notice of the existence or occurrence of any condition which would make any representation or warranty herein contained of either party untrue or which might reasonable to expected to prevent the consummation of the transactions contemplated hereby.




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                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         6.01 REGULATORY MATTERS. The parties hereto shall cooperate with each other and use all reasonable efforts promptly to prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including without limitation the Merger). The Company and Parent shall have the right to review in advance, and to the extent practicable each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Company, Parent or Sub, as the case may be, which appear in any filing made with or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. Parent (or Sub as the case may be) and the Company shall promptly furnish each other with copies of written communications received by Parent, Sub or the Company, as the case may be, from or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

         6.02     SECURITIES LAWS MATTERS.

                  (a) During the two-year period following the Closing Date, Parent shall use its reasonable best efforts to make current public information available in accordance with Rule 144(c) under the Securities Act.

                  (b) On the Closing Date, Parent shall execute and deliver to the Shareholders of the Company a Registration Rights Agreement in the form attached hereto as Exhibit E (the "Registration Rights Agreement").

         6.03     SHAREHOLDER APPROVAL.

                  (a) Parent will (i) call a meeting of its shareholders (the "Meeting") for the purpose of voting upon adoption and authorization of the Merger and approve the issuance of the Parent Common Stock and, if necessary, to approve an amendment to the Parent Stock Option Plan to increase the number of shares of Parent Common Stock reserved for issuance upon exercise of stock options granted thereunder to the Shareholders of the Company (collectively, the "Matters"), (ii) hold the Meeting as soon as practicable following the date of this Agreement, (iii) recommend to its shareholders the approval of each of the Matters through its Board of Directors, and (iv) use its best

                                      A-33-
efforts to obtain the necessary adoption and authorization of this Agreement by the shareholders of Parent.

                  (b) Parent will (i) as soon as practicable following the date of this Agreement, prepare in correct and appropriate form and file with the SEC a preliminary Proxy Statement and (ii) use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be cleared by the SEC. The Company and the Shareholders shall supply to Parent on a timely basis in connection with the preparation of the Proxy Statement all financial and other information necessary to be included therein with respect to the Company and the Shareholders. Parent will notify the Company of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply the Company with copies of all correspondence between Parent or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. Parent shall give the Company and its counsel the opportunity to review the Proxy Statement prior to being filed with the SEC and shall give the Company and its counsel the opportunity to review all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of Parent and the Company agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statement has been cleared by the SEC, Parent shall mail the Proxy Statement to the stockholders of Parent.

                  (c) Each party agrees to notify the other of, and to correct, any information contained in the Proxy Statement furnished by such party to the other for inclusion therein, which information shall be, at the time of furnishing, or become, prior to the Meeting, false or misleading in any material respect. If at any time prior to the Meeting or any adjournment thereof there shall occur any event that should be set forth in an amendment to Proxy Statement, Parent will prepare and mail to its stockholders such an amendment or supplement.

                  (d) During the period from the date of this Agreement to the date of Closing, Parent will file all reports, schedules and definitive proxy statements (including the Proxy Statement) (the "Parent Filings") required to be filed by Parent with the SEC and will provide copies thereof to the Company promptly upon the filing thereof.

                  (e) Each Shareholder acknowledges and agrees that by signing this Agreement, he has voted all of his shares of Company Common Stock in favor of the approval of this Agreement, the Merger and all aspects of the transactions contemplated hereby, that such approval is irrevocable and cannot be rescinded and that each such Shareholder irrevocably agrees that he shall vote or cause to be voted (in person or by proxy) all of his shares of Company Common Stock at each meeting in which such matters are considered and subject to a vote in favor of any such other matters that come before the Meeting concerning the Agreement, the Merger and the transactions contemplated thereby.



                                      A-34-

         6.04 ACCESS TO INFORMATION. The Company shall afford to Parent, and shall cause its independent accountants to afford to Parent and Parent's accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all of the Company's assets, properties, books, Company Contracts and records. The Company shall permit Parent and its representatives to make abstracts from and copies of such books and records. During such period, the Company shall use its reasonable best efforts to furnish promptly to Parent all other information concerning the business, properties and personnel of the Company as Parent may reasonably request. Following the Closing, Parent and the Surviving Corporation shall provide access to the Surviving Corporation books and records for reasonable business purposes including, without limitation, the preparation of the Company's final Tax returns and the Shareholders' Tax returns.

         6.05 LEGAL CONDITIONS TO MERGER. Each of Parent, Sub and the Company shall use all reasonable efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of or any exemption by, any Governmental Entity and any other third party which is required to be obtained by Parent, Sub or the Company in connection with the Merger and the other transactions contemplated by this Agreement.

         6.06 ADDITIONAL AGREEMENTS. If at any time after the Effective Time any further action is necessary or desirable to carry out the purpose of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement shall take all such necessary action as may be reasonably requested by the Company or Parent (without additional cost to them).

         6.07 DISCLOSURE SUPPLEMENTS. Prior to the Effective Time, each party will supplement or amend the Schedules hereto delivered in connection with the execution of this Agreement to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules which has been rendered inaccurate thereby. No supplement or amendment to such Schedules shall have any effect for the purposes of determining satisfaction of the conditions set forth in Sections 7.02(a) hereof or the compliance by the Company with the covenants set forth in Section 5.01 hereof (unless Parent consents in writing to such satisfaction of conditions or compliance or elects to waive such matter by closing the transactions contemplated hereby) or for the purposes of determining satisfaction of the conditions set forth in Sections 7.03(a) hereof (unless the Company consents to such satisfaction of conditions or elects to waive such matter by closing the transactions contemplated hereby).

         6.08 NO INCONSISTENT ACTIONS. Prior to the Effective Time, except as otherwise permitted by this Agreement, no party will enter into any transaction or make any

                                     A-35-
agreement or commitment and will use reasonable efforts not to permit any event to occur, which could reasonably be anticipated to result in (x) a denial of the regulatory approvals referred to in Section 7.01(a) or (y) the imposition of any condition or requirement that would materially adversely affect the economic or business benefits to the Surviving Corporation of the transactions contemplated by this Agreement.

         6.09 TAX MATTERS. The parties shall not, before or after the Effective Time, purposefully take any action or fail to take any action that would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization and having each of the parties hereto from being parties to such reorganization within the meaning of Section 368 of the Code.

         6.10 NONCOMPETITION AGREEMENTS; EMPLOYMENT AGREEMENTS. On the Closing Date, Parent shall enter into a Noncompetition Agreement with each Shareholder in the form attached as Exhibit C-1 and Parent shall enter into an Employment Agreement with each of Sam Fatigato and Matthew Clark in the form attached as Exhibit C-2 hereto.

         6.11 COMPANY SHAREHOLDER REPRESENTATION LETTERS. On the Closing Date, each Shareholder shall execute and deliver to Parent the Representation Letters in the form attached hereto as Exhibit F (the "Representation Letters").


         6.12 STOCK OPTIONS; EMPLOYEE BENEFITS. (a) At the Effective Time, the Parent shall assume the Compete, Inc. Employees' Stock Option Plan (the "Company Stock Option Plan") and, subject to the adjustments provided below with respect to the Company Accelerated Options, the Parent shall assume all outstanding options granted pursuant to the Company Stock Option Plan and each such assumed option shall become and represent an option (an "Adjusted Option") (i) to purchase the number of shares of Parent Common Stock determined by multiplying
(A) the number of shares of Parent Common Stock to be issued upon conversion of one share of Company Common Stock pursuant to Section 1.05(a) of this Agreement (assuming the use of the Cash Per Share Price and the Note Per Share Price to purchase Parent Common Stock (valued at the Effective Time calculated in the manner described in Section 1.05(d)) by (B) the number of shares of Company Common Stock subject to such assumed option immediately prior to the Effective Time and (ii) at an exercise price per share of Parent Company Stock determined by dividing (X) the aggregate exercise price for the shares of Company Common Stock subject to such assumed option immediately prior to the Effective Time by
(Y) the number of shares of Parent Common Stock subject to such Adjusted Option at the Effective Time and rounding the resulting quotient down to the nearest whole cent; provided, however, that the adjustments with respect to any such assumed option that is an "incentive stock option" (as defined in Section 422 of the Code) shall be effected in a manner consistent with the requirements of
Section 424(a) of the Code. Each Adjusted Option shall continue to be governed by the Company Stock Option Plan and shall continue to be evidenced by the stock option agreement evidencing the grant of the predecessor assumed option and the Company Stock Option Plan and each such

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agreement shall be deemed amended to reflect the assumption of that plan by the
Parent, the substitution of Parent Common Stock for Company Common Stock, and the revised exercise price determined pursuant to this Section 6.12. Notwithstanding anything herein to the contrary, the Parent shall not be obligated hereunder to assume the Company Stock Option Plan to the extent that there are options outstanding to purchase more than 448,349 shares of Company Common Stock immediately prior to the Closing Date subject to increase by agreement between Parent and the Company in addition to the Company Accelerated Options.

                  (b) At the Effective Time, the Parent shall, subject to the adjustments provided below with respect to the Company Accelerated Options, assume the non-qualified stock option granted to Courtney Spooner of Company Common Stock pursuant to that certain Agreement dated March 9, 1998, by and between the Company and Courtney Spooner (the "Spooner Option") and subject to
Section 6.12(c) the Spooner Option shall become and represent an option to purchase a number of shares of Parent Common Stock at a per share exercise price determined in the same manner as determined with respect to an Adjusted Option pursuant to Section 6.12(a).

                  (c) Each of the incentive stock options granted on December 15, 1999, pursuant to the Company Stock Option Plan, to Andrew Sweet, John Jenkins, and to Matthew Clark of Company Common Stock and the Spooner Option each of which is further described in Schedule 3.2 of the Disclosure Schedule (each a "Company Accelerated Option") shall be assumed by Parent and adjusted pursuant to Sections 6.12(a) and (b) but only with respect to a number of shares of Company Common Stock determined by multiplying (i) the number of shares of Company Common Stock subject to that option immediately prior to the Effective Time (the "Pre-Adjusted Acceleration Option Number") by (ii) a fraction, the numerator of which is equal to the Stock Per Share Price (converted to a dollar amount based on the value of a share of Parent Common Stock at the Effective
Time) and the denominator of which is equal to the sum of the Cash Per Share Price, the Note Per Share Price, and the Stock Per Share Price (converted to a dollar amount based on the value of a share of Parent Common Stock at the Effective Time) and rounding the resulting product up the nearest whole share. Each Company Accelerated Option shall, to the extent assumed by Parent, be fully exercisable on and after the Effective Time; provided, however, that, if at the time of such exercise the escrow described in Section 1.06 hereof is still in place, such portion of the Parent Common Stock issued upon such exercise shall be deposited into escrow and be subject to the escrow terms as if that Company Accelerated Option had been exercised to the same extent prior to the Effective Time and, provided further, that should any of the events set forth in Section
2.02 (a), (d) or (e) or 2.03 or Article IX hereof occur, the holder of the Company Accelerated Option agrees to an immediate and automatic reduction in the number of shares that may be purchased upon exercise of the option equal to the amount that they would have had if all holders of the Company Accelerated Options exercised such Options and become a Common Stock Holder immediately prior to such event. For purposes of the conversion adjustments under Sections 6.12(a) and (b), the number of shares of Company Common Stock subject to each Company Accelerated Option immediately prior to the Effective Time shall be deemed to be the

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number of shares of Company Common Stock for which that option is assumed by
Parent, as determined by this Section 6.12(c). Notwithstanding anything herein to the contrary, the number of shares of Parent Common Stock issuable to the Shareholders and issuable upon exercise of the Company Accelerated Options shall not exceed an aggregate of 2,200,000 which number shall be subject to equitable adjustment in the event of stock splits, stock dividends or other recapitalization to the Parent Common Stock.

                  (d) The portion of each Company Accelerated Option that is not assumed by the Parent pursuant to Section 6.12(c) shall lapse and cease to be outstanding as of the Effective Time.

                  (e) Each holder of a Company Accelerated Option shall be paid by the Parent such Holder's pro rata share of the Cash Price at the same time and in the same manner as a Shareholder (i) an amount in cash determined by multiplying the (A) Cash Per Share Price by (B) the Pre-Adjusted Accelerated Option Number and then reducing the resulting product by the aggregate exercise price for the shares of Company Common Stock attributable to a portion of the Company Accelerated Option that is not assumed by the Parent pursuant to Section 6.12(c); and (ii) such Holders' pro rata share of the Note Price, by issuing a
Note in the principal amount determined by multiplying the (X) Note Per Share Price by (Y) the Pre-Adjusted Accelerated Option Number.

                  (f) Subject to the approval of the shareholders of Parent if such approval is required, Parent shall (i) reserve for issuance the number of shares of Parent Common Stock that will become subject to the Company Stock Option Plan (as assumed) and (ii) issue or cause to be issued the appropriate number of shares of Parent Common Stock pursuant to the Company Stock Option Plan (as assumed) or maturation of rights existing thereunder on the Effective Time or thereafter granted or awarded. As soon as practicable after the Effective Time, Parent shall prepare and file with the Commission a registration statement on Form S-8 (or other appropriate form) registering a number of shares of Parent Common Stock necessary to fulfill Parent's obligations with respect to issuance of such shares under this Section 6.12. Such registration statement shall be kept effective and the current status of the prospectus required thereby shall be maintained for at least as long as any Adjusted Option or the Spooner Option remain outstanding.

                  (g) Between the time of the execution of this Agreement and the Closing Date, the Parent may, at its option, solicit all holders of options to agree to the conversion and merger of the Company Stock Option Plan into its Stock Option Plan. As soon as practicable after the Effective Time, Parent shall deliver to the holders of Company Adjusted Options and the Spooner Option appropriate notices setting forth such holders' rights pursuant to the Company Stock Option Plan (as assumed).

                  (h) Until the first anniversary of the Closing Date, Parent shall take no action with respect to the Parent Stock Option Plan that would (i) accelerate or otherwise effect the exercisability or vesting of the Adjusted Options without the written consent of the Shareholders' Representative, which may be withheld for any reason or no reason and

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only to the extent permitted under the Company Stock Option Plan (as assumed), or (ii) adversely affect the rights of the Holders of the Adjusted Options.

                  (i) Schedule 6.12(i) sets forth a complete list of the retirement, health, welfare and other employee benefits that are currently provided to Parent's employees. Until the first anniversary of the Closing Date, Parent shall use its best efforts to provide the Company's employees with retirement, health, welfare and other employee benefits that are substantially equivalent to those described in Schedule 6.12(i), or, at the option of Parent, continue the Company's current benefit plans; provided, however, that except as otherwise provided in this Agreement, nothing in this Section 6.12 shall confer upon Parent any obligation to continue the employment of any of the Company's employees.

         6.13 SUBCHAPTER S DISTRIBUTION. Prior to the Closing, the Company shall make a distribution to the Common Stock Holders in the aggregate amount not to exceed $100,000 to cover the income tax liability to the Common Stock Holders attributable to the operations of the business of the Company (but not relating to any salary of the Common Stock Holder) for the fiscal year ended December 31, 1999 and the period from January 1, 2000 to the Closing Date (subject to the delivery to the Parent prior to the Closing of a Tax Calculation as defined in
Section 7.02(n)) less amounts previously distributed on account thereof).

         6.14 PUBLICITY. The parties acknowledge that Parent, as a publicly held company, is subject to certain disclosure requirements under federal securities laws. Accordingly, the Company and the Shareholders agree that, except as otherwise required by law, they (a) will make no public comment concerning or announcement regarding the Merger; and (b) will notify Parent of any external rumor of the Merger received by the Company. Notwithstanding the foregoing, Parent reserves the right to disclosure the Merger, including financial information regarding the Company and the status of negotiations, at any time it decides that such disclosure is appropriate under the securities laws or the rules of any stock exchange, provided, however, that Parent shall provide the Company and its counsel a reasonable time to review and comment upon such disclosure.

         Except as otherwise required by law or the rules of The Nasdaq SmallCap Market System or the Boston Stock Exchange, Inc. and notwithstanding anything in this Agreement to the contrary, so long as this Agreement is in effect, none of Parent, Sub, the Shareholders or the Company shall, or shall permit any of their Subsidiaries, if applicable, to issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party.

         6.15 LOCK-UP. Each Shareholder covenants and agrees that in the event of a private or public offering of Parent Common Stock following the Closing, such Shareholder shall be subject to the same restrictions on transferability or lock-up of shares of Parent Common Stock as the underwriter of any such offering or any executive officer of Parent shall require of the executive officers of Parent. In addition, each Shareholder agrees that for a period beginning on the Closing Date and ending one (1) year therefrom, he will not, directly or indirectly, (a) sell, offer to sell, contract to sell,

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grant any option to sell, any shares of Parent Common Stock received hereunder or securities convertible into or exchangeable for shares of Parent Common Stock; (b) propose, or publicly disclose an intent to propose, any of the foregoing; or (c) assist or advise any other persons or entities in connection with the foregoing. Notwithstanding the above, this prohibition shall not apply to (i) sales by the estate of any Shareholder upon the death of a Shareholder but only to the extent of estate tax liability related to the transfer of the shares upon the death of the Shareholder, and (ii) sales upon the exercise of piggy-back registration rights, if and only if, current shareholders of Parent other than John Gillespie, who are officers of directors of Parent, participate in any such public offering, subject to the restrictions included in the Registration Rights Agreement.

         6.16 COMPLETION OF AUDIT. The Shareholders covenant and agree to use reasonable efforts to cause the independent auditors of the Company to complete their audit of the business, financial condition and results of operations of the Company for fiscal years ending December 31, 1998 and December 31, 1999 as soon as possible, but in no event later than March 31, 2000.

         6.17 LETTER AGREEMENT. Each Shareholder covenants and agrees to execute the Letter Agreement in the form attached as Exhibit G-1 hereto (the "Letter Agreement").

         6.18 PARENT'S SHAREHOLDER CONSENT. Parent acknowledges that it has delivered to the Company an executed copy of the irrevocable agreement of certain of Parent's shareholders to (i) approve the Merger, the issuance of Parent Common Stock and the other transactions set forth in this agreement as set forth on Exhibit G-2 hereto ("Parent's Shareholder Consent"). Parent represents and warrants that each person signing Parent's Shareholder Consent has full power and authority, if an entity, and full power and capacity, if an individual, to execute and deliver Parent's Shareholder Consent and that such Parent's Shareholder Consent has been duly and validly executed and delivered constitutes a valid and binding obligation of the parties executing Parent's Shareholder Consent.

         6.19 RELEASES. Prior to the Closing, the Shareholders shall have received releases from (i) those lessors and lenders set forth on Schedule 6.19 hereto and (ii) from the Company.

         6.20     INDEMNIFICATION.

                  (a) From and after the Effective Time, the Surviving Corporation shall provide exculpation and indemnification for each person who is now or who becomes prior to the Effective Time, an officer, employee or director of the Company (the "Company Indemnified Parties") which is the same as the exculpation and indemnification provided to the Company Indemnified Parties by the Company immediately prior to the Effective Time in their respective articles of incorporation and bylaws or other organizational documents, as in effect on the date hereof; provided, that such exculpation and indemnification covers actions not to exceed six (6) years prior to

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the Effective Time, including all transactions contemplated by this Agreement and such obligation shall only continue for a period of six (6) years from the Effective Time.

                  (b) In addition, for a period of six (6) years from the Effective Time, to the rights provided in Section 6.20(a) above, in the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including without limitation, any action by or on behalf of any or all Shareholders of Parent, or any Subsidiary of Parent, or by or in the right of the Company, Parent or the Surviving Corporation, or any Subsidiary of any of them, or any claim, action, suit, proceeding or investigation (collectively, "Section 6.20 Claims") in which any Company Indemnified Party is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was an officer, employee or director of the Company or any action or omission or alleged action or omission by such Person in his capacity as an officer, employee or director, or (ii) this Agreement or the transactions contemplated by this Agreement, whether in any case asserted or arising before or after the Effective Time, Parent and the Surviving Corporation (the "Company Indemnifying Parties") shall from and after the Effective Time jointly and severally indemnify and hold harmless the Company Indemnified Parties from and against any losses, claims, liabilities, expenses (including reasonable attorneys' fees and expenses), judgments, fines or amounts paid in settlement arising out of or relating to any such Section 6.20 Claims. Parent, the Surviving Corporation and the Company Indemnified Parties hereby agree to use their reasonable best efforts to cooperate in the defense of such Section
6.20 Claims. In connection with any such Section 6.20 Claim, the Company Indemnified Parties shall have the right to select and retain one counsel, at the cost of the Company Indemnifying Parties, subject to the consent of the Company Indemnifying Parties (which consent shall not be unreasonably withheld or delayed). In addition, after the Effective Time, in the event of any such threatened or actual Section 6.20 Claim, the Company Indemnifying Parties shall promptly pay and advance reasonable expenses and costs incurred by each Indemnified Person as they become due and payable in advance of the final disposition of the Section 6.20 Claim to the fullest extent and in the manner permitted by law. Notwithstanding the foregoing, the Company Indemnifying Parties shall not be obligated to advance any expenses or costs prior to receipt of an undertaking by or on behalf of the Company Indemnified Party, such undertaking to be accepted without regard to the creditworthiness of the Company Indemnified Party, to repay any expenses advanced if it shall ultimately be determined that the Company Indemnified Party is not entitled to be indemnified against such expense. Notwithstanding anything to the contrary set forth in this Agreement, the Company Indemnifying Parties (i) shall not be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld or delayed), and (ii) shall not have any obligation hereunder to any Company Indemnified Party to the extent that a court of competent jurisdiction shall determine in a final and non-appealable order that such indemnification is prohibited by applicable law. In the event of a final and non-appealable determination by a court that any payment of expenses is prohibited by applicable law, the Company Indemnified Party shall promptly refund to the Company Indemnifying Parties the amount of all such expenses theretofore advanced pursuant hereto. Any Company Indemnified Party wishing to claim indemnification under this Section 6.20, upon learning of any such

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Section 6.20 Claim, shall promptly notify the Company Indemnifying Parties of such Section 6.20 Claim and the relevant facts and circumstances with respect thereto; provided however, that the failure to provide such notice shall not affect the obligations of the Company Indemnifying Parties except to the extent such failure to notify materially prejudices the Company Indemnifying Parties' ability to defend such Section 6.20 Claim; and provided, further, however, that no Company Indemnified Party shall be obligated to provide any notification pursuant to this Section 6.20 prior to the Effective Time.

                  (c) At or prior to the Effective Time, Buyer shall provide evidence of directors' and officers' liability insurance policy coverage naming the Company, the Surviving Corporations and the Company's Subsidiary's directors and officers as parties with at least $3,000,000 of coverage for a period of six
(6) years which will provide the directors and officers with coverage on substantially similar terms as currently provided by Parent to its directors and officers. At or prior to the Effective Time, Seller shall have the right to reasonably review and approve any such policy, which approval shall not be unreasonably withheld.

                  (d) This Section 6.20 is intended for the irrevocable benefit of, and to grant third-party rights to, the Company Indemnified Parties and their successors, assigns and heirs and shall be binding on all successors and assigns of Parent and Buyer, including the Surviving Corporation. Each of the Company Indemnified Parties shall be entitled to enforce the covenants contained in this Section 6.20 and Parent and the Surviving Corporation acknowledge and agree that each Company Indemnified Party would suffer irreparable harm and that no adequate remedy at law exists for a breach of such covenants and such Company Indemnified Party shall be entitled to injunctive relief and specific performance in the event of any breach of any provision in this Section 6.20.

                  (e) In the event that the Surviving Corporation or any of its respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, the successors and assigns of such entity shall assume the obligations set forth in this
Section 6.20, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each director and officer covered hereby.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         7.01 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:


                                      A-42-
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                  (a) REGULATORY APPROVALS. All necessary approvals,
authorizations and consents of all Governmental Entities required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated (all such approvals and the expiration of all such waiting periods being referred to herein as the "Requisite Regulatory Approvals").

                  (b) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect and no proceeding initiated by any Governmental Entity seeking an injunction shall be pending. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal consummation of the Merger, or any of the other transactions contemplated by this Agreement.

         7.02 CONDITIONS TO OBLIGATIONS OF PARENT AND SUB. The obligation of Parent and Sub to effect the Merger is also subject to the satisfaction or waiver by Parent or Sub, at or prior to the Effective Time, of the following conditions:

                  (a) SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the shareholders of Parent.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Shareholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. Parent shall receive at Closing a certificate signed on behalf of the Company by an authorized officer to the foregoing effect.

                  (c) PERFORMANCE OF OBLIGATIONS OF THE COMPANY AND THE SHAREHOLDERS. The Company and the Shareholders shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall receive at Closing a certificate signed on behalf of the Company by an authorized officer to such effect.


                  (d) CONSENTS UNDER AGREEMENTS. The consent, approval, waiver or amendment of each person (other than the Governmental Entities referred to in Section 7.01(a)) set forth on Schedule 3.03 and Schedule 3.04 hereto shall have been obtained and shall be reasonably satisfactory to Parent.


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
                  (e) LIST OF EMPLOYEES. The Company shall have delivered to Parent a list of employees who will become employees of Parent or the surviving corporation immediately following the Closing.

                  (f) STOCK OPTION LIST. The Company shall have delivered to Parent a list containing the holders of Company Non-Accelerated Options together with the number of such options.

                  (g) FIRPTA. The Company shall have delivered to Parent and Sub an affidavit, dated as of the Effective Date, pursuant to Sections 897 and 1445 of the Code in substantially the form set forth in Exhibit H hereto.

                  (h) DISSENTERS' RIGHTS. The Common Stock Holders of the Company shall not have any right to exercise dissenters', appraisal or similar rights under the IBCA by virtue of the Merger.

                  (i) OPINION OF COUNSEL FOR COMPANY AND THE SHAREHOLDERS. The Parent and Sub shall have received an Opinion of Counsel of the Company and the Shareholders in form and substance reasonably acceptable to the parties.

                  (j) AUTHORIZATION TO CONDUCT BUSINESS. The Company shall have been licensed, qualified or authorized to conduct business in all jurisdictions in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary and shall have satisfied and paid all expenses, taxes, assessments, fines, penalties and other payments to such jurisdictions in connection therewith.

                  (k) TERMINATION OF STOCKHOLDERS' AGREEMENT. The Company and the Common Stock Holders shall have entered into a Termination Agreement pursuant to which they shall affirmatively terminate the Shareholders' Agreement dated July 5, 1995 and all amendments thereto.

                  (l) TERMINATION OR AMENDMENT OF WILSON AGREEMENT. The Company and Sam Wilson ("Wilson") shall have terminated or amended the Employment Letter Agreement dated as of September 10, 1999 to provide that Wilson shall receive 70% of any revenue in excess of $225,000 that is earned by the Company and attributable to Wilson's efforts during the fiscal year ending December 31, 2000.

                  (m) ESCROW AGREEMENT. The Company, Parent, Sub, Shareholders and the Escrow Agent shall each have executed and delivered the Escrow Agreement in the form substantially as attached as Exhibit B subject to such revisions as may be requested by the Escrow Agent and that are reasonably acceptable to the parties.

                  (n) TAX CALCULATION. The Company shall have submitted to Parent a calculation of income tax payable by the Common Stock Holders attributable to their

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ownership of Company Common Stock in form and substance reasonably satisfactory to Parent ("Tax Calculation").

         7.03 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the Merger is also subject to the satisfaction, or waiver by the Company, at or prior to the Closing of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except with respect to the representation in Section 4.10 which shall be true as of the date of the Agreement and except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. The Company shall receive at Closing a certificate signed on behalf of Parent and Sub by an authorized officer of each company to the foregoing effect.

                  (b) PERFORMANCE OF OBLIGATIONS OF PARENT AND SUB. Parent and Sub shall have each performed all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall receive at Closing a certificate signed on behalf of Parent and Sub by an authorized officer of each company to such effect.

                  (c) PROMISSORY NOTES. Parent shall have executed and delivered to each Shareholder a Note.

                  (d) OPINION OF COUNSEL FOR THE PARENT AND SUB. The Company shall have received an opinion of counsel of Parent and Sub in form and substance reasonably acceptable to the parties.

                  (e) PAYMENT OF NON-ESCROWED PORTION OF MERGER CONSIDERATION. Parent shall have paid each Shareholder such Shareholder's pro rata portion of the non-escrowed Merger Consideration.

                  (f) MENELL RESIGNATION. Parent shall have caused Bryan R. Menell to resign from his position as a member of the Board of Directors of Parent.

                  (g) SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the shareholders of the Company.

                  (h) BOARD OF DIRECTORS OF SUB AND PARENT. Either Sam Fatigato or a nominee of the Shareholders shall be elected to the board of directors of Sub and Parent.

                  (i) EMPLOYMENT AGREEMENTS. Parent shall have entered into Employment Agreements with each of Sam Fatigato and Matthew Clark in the form


                                     A-45-
attached as Exhibit C-2 hereto and shall have issued employment letters with the persons and providing the salaries and titles set forth on Exhibit C-3 hereto.

                  (j) TAX FREE REORGANIZATION. The Company shall be reasonably satisfied that the Merger will qualify as a reorganization within the meaning of
Section 368(a) of the Code and each of the parties to this Agreement shall be a party to such reorganization and therefore, for federal income tax purposes, the Shareholders shall recognize no income, gain or loss upon the Merger except to the extent of any cash consideration actually received or deemed received.

                  (k) ESCROW AGREEMENT. The Company, Parent, Sub, Shareholders and the Escrow Agent shall each have executed and delivered the Escrow Agreement in the form substantially as attached as Exhibit B subject to such revisions as may be requested by the Escrow Agent and that are reasonably acceptable to the parties.

                  (l) TAX CALCULATION. The Company shall have submitted to Parent the Tax Calculation in form and substance reasonably satisfactory to Parent.


                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

         8.01 TERMINATION. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

                  (a) by mutual consent of Parent and the Company in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

                  (b) by either Parent or the Company (provided, however, that the right to terminate this Agreement under this clause shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur) if there shall have been a material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement on the part of the other party; or

                  (c) by either Parent or the Company if the Closing shall not have occurred by July 1, 2000, which date may be increased by an additional 30 days at the request of Parent, if the Closing is delayed solely because any Requisite Regulatory Approval or approval by the shareholders of Parent has not been obtained due to issues relating to information in the Proxy Statement supplied by or regarding the Company (including its financial statements) and Parent is diligently undertaking such efforts required to obtain the same.

         8.02 EFFECT OF TERMINATION. In the event of termination of this Agreement by either Parent or the Company as provided in Section 8.01, each of this Agreement and

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that letter agreement between Parent and the Company dated January 12, 2000 shall forthwith become void and have no effect except Section 5.02 shall survive any termination of this Agreement, and there shall be no further obligation on the part of Parent, Sub, the Company, or their respective officers or directors or the Shareholders except for the obligations under such provisions. Notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its intentional breach of any provision of this Agreement. Notwithstanding the foregoing sentence, should this Agreement be terminated by the Company pursuant to Section 8.01(c) hereof solely because a meeting of shareholders was held and the matters were not approved at the Meeting (and not by virtue of any other default under this Agreement or failure by the Company to satisfy any other representation, warranty, condition or covenant hereunder), the Parent shall pay the Company, within two (2) business days of such termination, the amount equal to the Company's Transaction Costs (subject to reasonable documentation).

         8.03 EXPENSES. If the transactions contemplated by this Agreement do not close, each party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, regardless of whether or not the Merger is consummated.

         8.04 AMENDMENT. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors. Notwithstanding the foregoing, non-material amendments to this Agreement may be made without the authorization of the respective Boards of Directors of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         8.05 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver shall nor operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE IX

                                 INDEMNIFICATION

         9.01 AGREEMENT TO INDEMNIFY. Following the Closing and subject to the limitations set forth herein,


                                     A-47-

                  (a) the Company and each Shareholder, jointly and severally, shall indemnify and agree to defend and hold harmless Parent and the Surviving Corporation (and their respective affiliates, officers, directors, employees, representatives and agents) ("Purchaser Indemnities" and, singularly, a "Purchaser Indemnitee") against and in respect of any and all Damages, by reason of or otherwise arising out of a breach by the Company of a representation, warranty or covenant contained in this Agreement. "Damages" shall include, reasonable attorneys' fees and disbursements, reasonable accountants' fees and disbursements, costs of litigation and other expenses incurred by them (or their respective affiliates, officers, directors or employees) in the defense of any claim asserted against them (or their respective affiliates, officers, directors or employees) and any amounts paid in settlement or compromise of any claim asserted against them to the extent that the claim asserted is or would have been subject to the indemnification provisions hereof, subject to the limitations on indemnification set forth in Sections 9.02 and 9.03. "Damages" shall not include any amount for which reimbursement is received by Parent, the Surviving Corporation or the Company, as the case may be, pursuant to insurance policies or third-party payments by virtue of indemnification or subrogation received by such party which the Parent, the Company and the Surviving Corporation shall use their best efforts to pursue.


                  (b) Parent shall indemnify and agrees to defend and hold harmless the Shareholders (and their respective affiliates, representatives and agents) against and in respect of any and all Damages by reason of or otherwise arising out of a breach by Parent or Sub of a representation, warranty or covenant contained in this Agreement.

         9.02 SURVIVAL OF INDEMNITY. The indemnification obligations of each indemnifying party pursuant to Section 9.01 shall survive the Closing for a period of twelve (12) months, except for Damages arising out of a breach of any of the representations or warranties in either Section 3.08 or Section 3.13, which shall survive for three (3) years. Upon expiration of such periods, no indemnifying party shall have any liability for Damages under such indemnification obligations unless it has received written notice from an indemnified party claiming indemnification prior to the expiration of the applicable period as required.

         9.03     ADDITIONAL PROVISIONS.

                  (a) LIMITATIONS ON INDEMNIFIED AMOUNTS OF THE COMPANY AND THE SHAREHOLDERS. Except as otherwise provided herein, the Company and the Shareholders shall not have any obligation to indemnify any parties under this
Article IX until the Company's and the Shareholders' aggregate indemnity obligations shall exceed $250,000.00, whereupon such parties shall be entitled to receive Damages from the first dollar; provided, however, that in no event shall the Company's and the Shareholders' aggregate indemnity obligations exceed the value of the Merger Consideration less the difference, if any, between the value of the Parent Common Stock at Closing and the value of the Parent Common Stock at the time a Claim is made. The liability of the Company and the Shareholders collectively for indemnification under this Article IX by

                                     A-48-
reason of or arising out of any breach by the Company or any Shareholder of any covenant or of any representation or warranty shall not be modified, waived or diminished by any examination or investigation conducted by Parent of the books, records or operations of the Company.

                  (B) LIMITATIONS ON INDEMNIFIED AMOUNTS OF PARENT. Parent shall have no obligation to indemnify the Company under this Article IX until the indemnified parties' aggregate indemnity obligations shall exceed $250,000.00, whereupon such parties shall be entitled to receive Damages from the first dollar; provided, however, that in no event shall Parent's aggregate indemnity obligations exceed the value of the Merger Consideration less the difference, if any, between the value of the Parent Common Stock issued hereunder at Closing and the value of the Parent Common Stock at the time a Claim is made. The liability of Parent for indemnification under this Article IX by reason of or arising out of any breach by Parent or Sub of any covenant or of any representation or warranty shall not be modified, waived or diminished by any examination or investigation conducted by the Company of the books, records or operations of Parent and Sub. The Company and the Shareholders shall have no obligations to indemnify the Purchaser Indemnities with respect to punitive damages or to the extent that the matter in question was taken into account in full in the computation of the Merger Consideration pursuant to Section 2.02 or 2.03.

                  (c) NO LIMITATION IN EVENT OF FRAUD. Notwithstanding any other provision hereof, nothing in this Article IX (including the provisions of paragraphs (a) and (b) of this Section 9.03) or otherwise shall limit, in any manner, any remedy at law or equity, to which any party may be entitled as a result of fraud by any indemnifying party or its employees, officers or directors or a violation of the federal securities laws.

                  (d) EXCLUSIVITY OF REMEDY; SURVIVAL OF COVENANTS. Following the Closing, except in respect of claims based upon fraud or violation of the federal securities laws, the indemnification accorded by this Section shall be the sole and exclusive remedy of the parties indemnified under this Article IX in respect of any misrepresentation or inaccuracy in, or breach of, any representation or warranty or any breach or failure in performance of any covenant or agreement made in this Agreement or in any document or certificate delivered pursuant hereto. Notwithstanding the foregoing, in the event of any breach or failure in performance after the Closing of any covenant or agreement, a non-breaching party shall also be entitled to seek specific performance, injunctive or other equitable relief. The covenants of any party shall terminate according to the terms of such covenant and the expiration of the applicable statutes of limitations.

                  (e) SUBROGATION. Upon making any payment to an indemnified party for any indemnification claim pursuant to this Article IX, an indemnifying party shall be subrogated, to the extent of such payment, to any rights that the indemnified party may have against any other persons with respect to the subject matter underlying such indemnification claim and the indemnified party shall take such actions as the indemnifying party may reasonably require to perfect such subrogation or to pursue such rights against such other persons as the indemnified party may have.



                                     A-49-

                  (f) PARENT'S RIGHT OF SET-OFF. Upon written notice to the Company or the Shareholders specifying in detail its good faith justification therefor, for a period of one (1) year from the Closing Date, Parent may set off the amount of any Damages for which the Company or the Shareholders are liable under Section 9.01 against the Escrowed Consideration. Neither the exercise of nor the failure to exercise such right of set-off shall constitute an election of remedies nor limit Parent or Sub in any manner in the enforcement of any other remedies that may be available to it. Notwithstanding the prior sentence, the Shareholders may at its option through a notice by the Shareholders' Representative to Parent within ten (10) days of the final determination of any Damages, satisfy the payment of any Damages through the payment of cash in lieu of Parent Common Stock.

         9.04     THIRD PARTY CLAIM PROCEDURES.

                  (a) DEFINITIONS. The term "Indemnified Party" shall mean a party (or its successor) who is entitled to indemnification from a party hereto pursuant to this Article IX; The term "Indemnifying Party" shall mean a party (or its successor) hereto who is required to provide indemnification under this
Article IX to another party; and the term "Third Party Claim" shall mean any claim, action, suit, proceeding, investigation or like matter which is asserted or threatened by a party other than the parties hereto, their successors and permitted assigns, against any Indemnified Party or to which any Indemnified Party is subject.

                  (b) PROCEDURE. Within thirty (30) days following the receipt of notice of a Third Party Claim, and in any event within the period necessary to respond to such pleading, if applicable, the party receiving the notice of the Third Party Claim shall (i) notify the other party of its existence setting forth with reasonable specificity the facts and circumstances of which such party has received notice, and (ii) if the party giving such notice is an Indemnified Party, specifying the basis hereunder upon which the Indemnified Party's claim for indemnification is asserted. The failure to deliver the notice described in the preceding sentence within the time frame required shall not relieve any party hereto of any liability under this Agreement unless such party is materially damaged by the failure to deliver such notice to such party within such time period. The Indemnified Party may, upon reasonable notice, tender the exclusive defense of a Third Party Claim (subject to the provisions of this Section 9.04(b) to the Indemnifying Party. If (i) the defense of a Third Party Claim is so tendered and within thirty (30) days thereafter such tender is accepted without qualification (or reservation of rights) by the Indemnifying Party; or (ii) within thirty (30) days after the date on which written notice of a Third Party Claim has been given pursuant to this Section 9.04(b), the Indemnifying Party shall acknowledge in writing to the Indemnified Party and without qualification (or reservation of rights) its indemnification obligations as provided in this Article IX; then, except as hereinafter provided, the Indemnified Party shall not, and the Indemnifying Party shall, have the right to contest, defend, litigate or settle such Third Party Claim. The Indemnified Party shall have the right to be represented by counsel at its own expense in any such contest, defense, litigation or settlement conducted by the

                                     A-50-

Indemnifying Party provided that the Indemnified Party shall be entitled to reimbursement therefor if the Indemnifying Party shall lose its right to contest, defend, litigate and settle the Third Party Claim as herein provided. The Indemnifying Party shall lose its right to defend and settle the Third Party Claim if it shall fail to diligently contest the Third Party Claim. So long as the Indemnifying Party has not lost its right and/or obligation to contest, defend, litigate and settle as herein provided, the Indemnifying Party shall have the exclusive right to contest, defend and litigate the Third Party Claim and shall have the right, upon receiving the prior written approval of the Indemnified Party (which shall not be unreasonably withheld unless such settlement does not fulfill the conditions set forth in the following sentence and which shall be deemed automatically given if a response has not been received within the ten (10) day period following a request for such consent), to settle any such matter, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable. Notwithstanding anything to the contrary herein contained, in connection with any settlement negotiated by an Indemnifying Party, no Indemnified Party or Indemnifying Party (as the case may be) that is not controlling the defense and or settlement of the Third Party Claim (the "Non-Control Party") shall be required by an Indemnifying Party or Indemnified Party controlling the litigation to (and no such party shall) (x) enter into any settlement that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Non-Control Party of a release from all liability in respect of such claim or litigation, (y) enter into any settlement that attributes by its terms liability to the Non-Control Party or which may otherwise have an adverse effect on the Indemnified Party's business, or (z) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. All expenses (including attorneys' fees) incurred by the Indemnifying Party in connection with the foregoing shall be paid by the Indemnifying Party. No failure by an Indemnifying Party to acknowledge in writing its indemnification obligations under this Article IX shall relieve it of such obligations to the extent they exist. If an Indemnified Party is entitled to indemnification against a Third Party Claim, and the Indemnifying Party fails to accept a tender of, or assume, the defense of a Third Party Claim pursuant to this Section IX, or if, in accordance with the foregoing, the Indemnifying Party does not have the right or shall lose its right to contest, defend, litigate and settle such a Third Party Claim, the Indemnified Party shall have the right, without prejudice to its right of indemnification hereunder, in its discretion exercised in good faith and upon the advice of counsel, to contest, defend and litigate such Third Party Claim, and may, upon receiving prior written approval of the Indemnifying Party (which shall not be unreasonably withheld unless such settlement may have an adverse effect on the Business and which shall be deemed automatically given if a response has not been received within the ten (10) day period following a request for such consent), settle such Third Party Claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnified Party deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, written notice of its intention to settle is given to the Indemnifying Party. If, pursuant to this Section 9.04(b), the Indemnified Party so contests, defends, litigates or settles a Third Party Claim, for which it is entitled to indemnification hereunder as provided herein, the Indemnified Party shall be reimbursed by the Indemnifying Party for the reasonable attorneys' fees and other expenses of defending,

                                     A-51-
contesting, litigating and/or settling the Third Party Claim which are incurred from time to time, forthwith following the presentation to the Indemnifying Party of itemized bills for said attorneys' fees and other expenses. The Indemnified Party or the Indemnifying Party, as the case may be, shall furnish such information in reasonable detail as it may have with respect to a Third Party Claim (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) to the other party if such other party is assuming defense of such claim, and make available all records and other similar materials which are reasonably required in the defense of such Third Party Claim and shall otherwise cooperate with and assist the defending party in the defense of such Third Party Claim.

                                    ARTICLE X

                          SHAREHOLDERS' REPRESENTATIVE

         10.01 APPOINTMENT OF SHAREHOLDERS' REPRESENTATIVE.10.02 Appointment of Shareholders' Representative.10.02 Appointment of Shareholders' Representative.. The initial Shareholders' Representative shall be Sam Fatigato (the "Shareholders' Representative"). The Shareholders' Representative shall be the attorney-in-fact and agent of Shareholders. The foregoing power is irrevocable and coupled with an interest, and shall not be affected by the death, incapacity, illness, dissolution or other inability to act of any of the Shareholders.

         10.02 AUTHORITY. Each Shareholder hereby grants the Shareholders' Representative full power and authority:

                  (a) to execute and deliver, on behalf of such Shareholder, and to accept delivery of, on behalf of such Shareholder, such documents as may be deemed by the Shareholders' Representative, in his sole discretion, to be appropriate to consummate this Agreement;

                  (b) to certify, on behalf of such Shareholder, as to the accuracy of the representations and warranties of such Shareholder under, or pursuant to the terms of, this Agreement;

                  (c) to, (i) dispute or refrain from disputing, on behalf of such Shareholder, any claim made by Parent or the Surviving Corporation under this Agreement; (ii) negotiate and compromise, on behalf of such Shareholder or holder of Accelerated Company Options, any dispute that may arise under, and to exercise or refrain from exercising any remedies available under this Agreement, and (iii) execute, on behalf of such Shareholder or holder of Accelerated Company Options, any settlement agreement, release or other document with respect to such dispute or remedy;

                  (d) to give or agree to, on behalf of such Shareholder or holder of Accelerated Company Options, any and all consents, waivers, amendments or modifications, deemed by the Shareholders' Representative, in his sole discretion, to be

                                     A-52-
necessary or appropriate, under this Agreement, and, in each case, to execute and deliver any documents that may be necessary or appropriate in connection therewith;

                  (e) to enforce, on behalf of such Shareholder, any claim against Parent, Sub or the Surviving Corporation arising under this Agreement;

                  (f) to engage attorneys, accountants and agents at the expense of Shareholders and holders of Accelerated Company Options; and

                  (g) to give such instructions and to take such action or refrain from taking such action, on behalf of such Shareholders and holders of Accelerated Company Options, as the Shareholders' Representative deems, in their sole discretion, necessary or appropriate to carry out the provisions of this Agreement.

         10.03 RELIANCE. Each Shareholder hereby agrees that: (a) in all matters in which action by the Shareholders' Representative are required or permitted, the Shareholders' Representative is authorized to act on behalf of such Shareholder, notwithstanding any dispute or disagreement among Shareholders or between any Shareholder and the Shareholders' Representative, and Parent, Sub and the Surviving Corporation shall be entitled to rely on any and all action taken by the Shareholders' Representative, under this Agreement without any liability to, or obligation to inquire of, any of the Shareholders notwithstanding any knowledge on the part of the Purchaser of any such dispute or disagreement; (b) the power and authority of the Shareholders' Representative, as described in this Agreement, shall be effective until all rights and obligations of Shareholders under this Agreement have terminated, expired or been fully performed; and (c) if the Shareholders' Representative resigns or otherwise ceases to function in his or her capacity as such for any reason whatsoever, a majority of the Shareholders shall have the right, exercisable upon written notice delivered to Purchaser to appoint another individual to serve as a new Shareholders' Representative to fill the vacancy caused by the circumstance described above.

         10.04 INDEMNIFICATION OF PARENT, SUB AND THEIR AFFILIATES. Shareholders jointly and severally, shall indemnify the Purchaser Indemnities against, and agree to hold the Purchaser Indemnities harmless from, any and all Damages incurred or suffered by any Purchaser Indemnitee arising out of, with respect to or incident to the operation of, or any breach of any covenant or agreement pursuant to, this Article X by a Shareholder or a Shareholders' Representative, or the designation, appointment and actions of the Shareholders' Representative pursuant to the provisions hereof, including with respect to (i) actions taken by the Shareholders' Representative, and (ii) reliance in good faith by any Purchaser Indemnitee on, and actions in good faith taken by any Purchaser Indemnitee in response to or in reliance on, the instructions of, notice given by or any other action taken by the Shareholders' Representative.

         10.05 INDEMNIFICATION OF SHAREHOLDERS' REPRESENTATIVE. Each Shareholder shall severally indemnify and hold the Shareholders' Representative harmless from and against any Damages (except as result from such Person's gross negligence or willful

                                     A-53-
misconduct) that such Person may suffer or incur in connection with any action taken by such Person as the Shareholders' Representative. Each Shareholder shall bear its pro-rata portion of such Damages. No Shareholders' Representative shall be liable to any Shareholder with respect to any action or omission taken or omitted to be taken by the Shareholders' Representative pursuant to this Article X, except for such person's gross negligence or willful misconduct. No Shareholders' Representative shall be responsible in any manner whatsoever for any failure or inability of Parent or Sub, or of anyone else, to honor any of the provisions of this Agreement. The Shareholders' Representative shall be fully protected by Shareholders in acting on and relying upon any written notice, direction, request, waiver, notice, consent, receipt or other paper or document which they in good faith believe to be genuine and to have been signed or presented by the proper party or parties. The Shareholders' Representative shall not be liable to the Shareholders for any error of judgment, or any act done or step taken or omitted by any of them in good faith or for any mistake in fact or law, or for anything which any of them may do or refrain from doing in connection herewith, except for their own bad faith, willful misconduct or gross negligence. The Shareholders' Representative may seek the advice of legal counsel, engage experts or otherwise incur reasonable expenses in the event of any dispute or question as to the construction of any of the provisions of this Agreement or their duties hereunder, and they shall incur no liability to Shareholders with respect to any action taken, omitted or suffered by them in good faith in accordance with the opinion of such counsel. The Shareholders shall severally hold the Shareholders' Representative harmless from and against any and all such expenses, and, in addition to any and all other remedies available, the Shareholders' Representative shall have the right to set-off against any amounts due to the Shareholders.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.01 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or telecopied (with confirmation from recipient) provided that a copy of all telecopies is sent by one of the other delivery methods set forth in this Section 11.01 within one (1) day of being telecopied, three (3) days after mailed by registered or certified mail (return receipt requested) or on the day delivered by an express courier (with confirmation from recipient) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):



                                     A-54-

                  (a)      if to Parent or Sub, to:

                           Perficient, Inc.
                           7600-B North Capital of Texas Highway
                           Suite 220
                           Austin, Texas 78731
                           Attn:  John T. McDonald, Chief Executive Officer
                           Phone:        (512) 306-7337
                           Facsimile:   (512) 306-7331

                           with a copy to:

                           Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C. 125 West 55th Street
                           New York, New York 10019-5369
                           Attn:  Jeffrey A. Baumel, Esq.
                           Phone:       (212) 649-4700
                           Facsimile:  (212) 333-5980

                  (b)      if to the Company, to:

                           Compete Inc.
                           1019 School Street
                           Lisle, Illinois 60532
                           Attn:  Sam Fatigato
                           Phone:       (630) 235-1438
                           Facsimile: (630) 969-1384

                           with a copy to:

                           Altheimer & Gray
                           10 South Wacker Drive
                           Suite 4000
                           Chicago, Illinois 60606
                           Attn:  Laurence R. Bronska, Esq.
                           Phone:       (312) 715-4000
                           Facsimile:  (312) 715-4800


         10.02 INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."



                                     A-55-

         11.03 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         11.04 ENTIRE AGREEMENT. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         11.05 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law principles thereof.

         11.06 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in Sections 5.02 or 6.04 of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of Sections 5.02 or 6.04 of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any court located in the State of New York, this being in addition to any other remedy to which they are entitled at law or in equity.

         11.07 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is deemed to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         11.08 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.


                                     A-56-

         IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.





                                   PERFICIENT, INC.


                                   By: /s/ JOHN T. MCDONALD
                                      -----------------------------
                                   Name: John T. McDonald
                                   Title:  Chief Executive Officer


                                   PERFICIENT COMPETE, INC.


                                   By: /s/ JOHN T. MCDONALD
                                      -----------------------------
                                   Name: John T. McDonald
                                   Title:   Chief Executive Officer


                                   COMPETE INC.


                                   By: /s/ SAM FATIGATO
                                      -----------------------------
                                   Name: Sam Fatigato
                                   Title:    Chief Executive Officer


                                   SHAREHOLDERS

                                    /s/ SAM FATIGATO
                                   ---------------------------------
                                   Sam Fatigato, individually


                                    /s/ ERIC SIMONE
                                   ---------------------------------
                                   Eric Simone, individually


                                    /s/ ROBERT A. ANDERSON
                                   ---------------------------------
                                   Robert A. Anderson, individually





                                     A-57-

                                    /s/ JOSEPH KLEWICKI
                                   ---------------------------------
                                   Joseph Klewicki, individually


                                    /s/ FRED GRAICHEN
                                   ---------------------------------
                                   Fred Graichen, individually

                                    /s/ COURTNEY SPOONER
                                   ---------------------------------
                                   Courtney Spooner, individually

                                    /s/ ANDREW SWEET
                                   ---------------------------------
                                   Andrew Sweet, individually


                                    /s/ JOHN JENKINS
                                   ---------------------------------
                                   John Jenkins, individually

                                    /s/ MATTHEW CLARK
                                   ---------------------------------
                                   Matthew Clark, individually





                                     A-58-

                                 APPENDIX B(1)

                                PERFICIENT INC.
                     1999 STOCK OPTION/STOCK ISSUANCE PLAN
                         (AMENDED AS OF JULY 12, 1999)

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I.     PURPOSE OF THE PLAN

              This 1999 Stock Option/Stock Issuance Plan is intended to promote the interests of Perficient Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

              Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.    STRUCTURE OF THE PLAN

              A. The Plan shall be divided into three separate equity programs:

                            (i)    the Discretionary Option Grant Program under
which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           (ii)    the Stock Issuance Program under which
eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                          (iii)    the Automatic Option Grant Program under
which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

              B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

--------------------------
(1) Underscored language represents new language added and language which is lined out is to be removed.

       III.   ADMINISTRATION OF THE PLAN

              A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

                            (i)    The Board shall have the authority to
administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

                           (ii)    Administration of the Discretionary Option
Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                          (iii)    Administration of the Automatic Option Grant
Program shall be self-executing in accordance with the terms of that program.

              B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

                            (i)    to establish such rules as it may deem
appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

                           (ii)    to determine, with respect to awards made
under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

                          (iii)    to amend, modify or cancel any outstanding
award with the consent of the holder or accelerate the vesting of such award;
and

                           (iv)    to take such other discretionary actions as
permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

              C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

              D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

       IV.    ELIGIBILITY

              A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                            (i)    Employees,

                           (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

              B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

       V.     STOCK SUBJECT TO THE PLAN

              A. The stock issuable in the aggregate under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance in the aggregate over the term of the Plan and upon exercise of options granted prior to the adoption of the Plan (the "Prior Options") shall not exceed 1,850,000 shares.

              B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 75,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

              C. Shares of Common Stock subject to outstanding options under the Plan and the Prior Options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan or a Prior Option be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan or upon exercise of a Prior Option be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

              D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

       I.     OPTION TERMS

              Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

              A.     EXERCISE PRICE.

                     1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant.

                     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                            (i) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

              C.     CESSATION OF SERVICE.

                     1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                            (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                           (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                          (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                           (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

                     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

                            (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                           (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

              D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

              E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

              F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

       II.    INCENTIVE OPTIONS

              The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

              A. ELIGIBILITY. Incentive Options may only be granted to Employees.

              B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

              C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

              D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

       III.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

              B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

              C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

              D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

              E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

              F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

              G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

              H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

       IV.    STOCK APPRECIATION RIGHTS

              The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

       I.     STOCK ISSUANCE TERMS

              Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

              A.     PURCHASE PRICE.

                     1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator.

                     2. Subject to the provisions of Section II of Article Five, Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                            (i)    cash or check made payable to the
       Corporation, or

                           (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

              B.     VESTING/ISSUANCE PROVISIONS.

                     1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

                     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                     3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                     5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                     6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

       II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

              B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

       III.   SHARE ESCROW/LEGENDS

              Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

       I.     OPTION TERMS

              A. GRANT DATES. Options shall be made on the dates specified below:

                     1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual (i) has not previously been in the employ of the Corporation or any Parent or Subsidiary and (ii) did not own, directly or indirectly, more than 50,000 shares of Common Stock immediately prior to the Underwriting Date.

                     2. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual (i) has served as a non-employee Board member for at least six (6) months and (ii) did not own, directly or indirectly, more than 50,000 shares of Common Stock immediately prior to the Underwriting Date.

              B.     EXERCISE PRICE.

                     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

              D. EXERCISE OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares as fully vested shares.

              E. CESSATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

                            (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

                           (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                          (iii) Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

       II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. In the event of any Change in Control each option shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Following a Hostile Take-Over, each option shall remain exercisable until the expiration or sooner termination of the option term.

              B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

              C. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

       III.   REMAINING TERMS

              The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

       I.     NO IMPAIRMENT OF AUTHORITY

              Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       II.    FIRST REFUSAL RIGHT

              Until the Section 12(g) Registration Date, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

       III.   FINANCING

              The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

       IV.    TAX WITHHOLDING

              A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

              B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                     Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

       V.     EFFECTIVE DATE AND TERM OF THE PLAN

              A. The Plan became effective with respect to the Discretionary Option Grant and Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program shall become effective on the Underwriting Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

              B. The Plan was amended on July 12, 1999 to provide that maximum number of shares available for issuance under the Plan and all options granted prior to adoption of the Plan shall not exceed 700,000 shares.

              C. The Plan shall terminate upon the earliest of (i) May 2, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

       VI.    AMENDMENT OF THE PLAN

              A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

              B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       VII.   USE OF PROCEEDS

              Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       VIII.  REGULATORY APPROVALS

              A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

              B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

       IX.    NO EMPLOYMENT/SERVICE RIGHTS

              Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

              The following definitions shall be in effect under the Plan:

              A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

              B. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

              C.     BOARD shall mean the Corporation's Board of Directors.

              D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

                 (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

                (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommend such stockholders to accept.

              E. CODE shall mean the Internal Revenue Code of 1986, as amended.

              F.     COMMON STOCK shall mean the Corporation's common stock.

              G. CORPORATION shall mean Perficient Inc., a Delaware corporation, and its successors.

              H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

              I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

              J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

              K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) For purposes of any options made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                 (iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

              L.     HOSTILE TAKE-OVER shall mean:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                 (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
       (A) who were still in office at the time the Board approved such election or nomination.

              M. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

              N. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                 (ii)       such individual's voluntary resignation following
       (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
       (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

              O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

              P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

              Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

              R. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of

Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

              S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

              T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              U. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

              V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

              W. PLAN shall mean the Corporation's 1999 Stock Incentive Plan, as set forth in this document.

              X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

              Y. PLAN EFFECTIVE DATE shall mean May 3, 1999, the date on which the Plan was adopted by the Board.

              Z. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

              AA.    SECONDARY COMMITTEE shall mean a committee of one (1) or
more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

              BB.    SECTION 12 REGISTRATION DATE shall mean the date on which
the Common Stock is first registered under Section 12(g) of the 1934 Act.

              CC.    SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

              DD.    SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

              EE.    STOCK EXCHANGE shall mean either the American Stock
Exchange or the New York Stock Exchange.

              FF.    STOCK ISSUANCE PROGRAM shall mean the stock issuance
program in effect under the Plan.

              GG.    SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              HH.    10% STOCKHOLDER shall mean the owner of stock (as
determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

              II. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

              JJ.    UNDERWRITING DATE shall mean the date on which the
Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

              KK.    WITHHOLDING TAXES shall mean the Federal, state and local
income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                              FINANCIAL STATEMENTS

                                TABLE OF CONTENTS



                                                              Contents

FINANCIAL STATEMENTS FOR PERFICIENT, INC.

Report of Independent Auditors............................................................................    F-1

Balance Sheets............................................................................................    F-2
Statements of Operations..................................................................................    F-3
Statements of Stockholders' Equity........................................................................    F-4
Statements of Cash Flows..................................................................................    F-5
Notes to Financial Statements.............................................................................    F-6

FINANCIAL STATEMENTS FOR LOREDATA, INC.

Report of Independent Auditors............................................................................    F-17

Balance Sheets............................................................................................    F-18
Statements of Operations..................................................................................    F-19
Statements of Stockholders' Equity........................................................................    F-20
Statements of Cash Flows..................................................................................    F-21
Notes to Financial Statements.............................................................................    F-22

FINANCIAL STATEMENTS FOR COMPETE, INC.

Report of Independent Auditors............................................................................    F-27

Balance Sheets............................................................................................    F-28
Statements of Operations..................................................................................    F-30
Statements of Stockholders' Equity........................................................................    F-31
Statements of Cash Flows..................................................................................    F-32
Notes to Financial Statements.............................................................................    F-33

                         Report of Independent Auditors


The Board of Directors
Perficient, Inc.

We have audited the accompanying balance sheets of Perficient, Inc. (the "Company"), as of December 31, 1998 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perficient, Inc. at December 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.



Austin, Texas
February 21, 2000
                                                              Ernst & Young, LLP

                                Perficient, Inc.

                                 Balance Sheets




                                                                                          DECEMBER 31,
                                                                                 1998                     1999
                                                                               -------------------------------

ASSETS
Current assets:
   Cash                                                                           $22,996          $5,818,918
   Accounts receivable                                                            164,961             563,334
   Other assets                                                                         -             142,422
Income tax receivable                                                                   -              10,916
                                                                               -------------------------------
Total current assets                                                              187,957           6,535,590

Computer equipment:
   Hardware                                                                        46,442              69,442
   Software                                                                         6,471              41,783
   Furniture and fixtures                                                               -               3,415
                                                                               -------------------------------
                                                                                   52,913             114,640
Accumulated depreciation                                                         (10,863)            (33,813)
                                                                               -------------------------------
Net property and equipment                                                         42,050              80,827
                                                                               ===============================
Total assets                                                                     $230,007          $6,616,417
                                                                               ===============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                               $18,640            $165,176
   Income tax payable                                                              19,219                   -
   Accrued liabilities                                                             12,639             199,150
                                                                               -------------------------------
Total current liabilities                                                          50,498             364,326
Deferred income tax                                                                 1,350                   -
                                                                               -------------------------------
Total liabilities                                                                  51,848             364,326

Commitments and contingencies

Stockholders' equity:
   Common Stock, $0.001 par value; 20,000,000
     shares authorized; 2,000,000 and
      3,503,333 shares issued and outstanding at
      December 31, 1998 and 1999, respectively                                      2,000               3,503
   Additional paid-in capital                                                     148,000           7,777,392
   Unearned stock compensation, net of $76,000 in
      amortization for the
      year ended December 31, 1999                                                      -           (152,000)
   Retained earnings (deficit)                                                     28,159         (1,376,804)
                                                                               -------------------------------
Total stockholders' equity                                                        178,159           6,252,091
                                                                               ===============================
Total liabilities and stockholders' equity                                       $230,007          $6,616,417
                                                                               ===============================

See accompanying notes.

                                Perficient, Inc.

                            Statements of Operations







                                                                              YEAR ENDED DECEMBER 31,
                                                                              1998                1999
                                                                           ----------------------------

Consulting revenue                                                           $825,800         $3,154,936

Cost of consulting revenue                                                    400,977          1,541,389

                                                                           ----------------------------
Gross margin                                                                  424,823          1,613,547

Selling, general and administrative                                           357,014          2,197,560

Stock compensation                                                                  -            956,000

Interest expense                                                                    -             13,380

Interest income                                                                     -          (127,518)

                                                                           ----------------------------
Income (loss) before income tax                                                67,809        (1,425,875)

Income tax benefit (expense)                                                 (27,581)             20,912

                                                                           ------------------------------
Net income (loss)                                                             $40,228       $(1,404,963)
                                                                           ==============================

                                                                           ------------------------------
Net income (loss) per share - basic and diluted                                 $0.02            $(0.47)
                                                                           ==============================


See accompanying notes.

                                Perficient, Inc.

                       Statements of Stockholders' Equity




                                                                         ADDITIONAL       UNEARNED        RETAINED       TOTAL
                                                 COMMON STOCK             PAID-IN          STOCK          EARNINGS   STOCKHOLDERS'
                                            SHARES          AMOUNT       CAPITAL       COMPENSATION     (DEFICIT)      EQUITY

Issuance of common stock at inception          1,000,000     $1,000    $   49,000     $        -    $          -    $    50,000
   Net loss                                            -          -             -              -        (12,069)       (12,069)
                                            -----------------------------------------------------------------------------------
Balance at December 31, 1997                   1,000,000      1,000        49,000              -        (12,069)         37,931
   Issuance of common stock                    1,000,000      1,000        99,000              -               -        100,000
   Net income                                          -          -             -              -          40,228         40,228
                                            -----------------------------------------------------------------------------------
Balance at December 31, 1998                   2,000,000      2,000       148,000              -          28,159        178,159
   Issuance of common stock                    1,503,333      1,503     7,401,392              -               -      7,402,895
   Unearned compensation                               -          -       228,000      (228,000)               -              -
   Amortization of unearned compensation
                                                       -          -             -         76,000               -         76,000
   Net loss                                            -          -             -              -     (1,404,963)    (1,404,963)
                                            -----------------------------------------------------------------------------------
Balance at December 31, 1999                   3,503,333     $3,503    $7,777,392     $(152,000)    $(1,376,804)   $  6,252,091
                                            ===================================================================================


See accompanying notes.

                                Perficient, Inc.

                            Statements of Cash Flows


                                                                               YEAR ENDED DECEMBER 31,
                                                                                1998            1999
                                                                               ----------------------------
OPERATING ACTIVITIES
Net income (loss)                                                                $  40,228    $(1,404,963)
Adjustments to reconcile net income (loss) to net
  cash used in operating
   activities:
      Depreciation                                                                  10,530          22,950
      Non-cash stock compensation                                                        -         956,000
      Gain from disposal of fixed assets                                             (822)               -
      Deferred income taxes                                                          8,362         (1,350)
      Changes in operating assets and liabilities:
         Accounts receivable                                                     (164,961)       (398,373)
         Other assets                                                                  911       (142,422)
         Income tax receivable                                                           -        (10,916)
         Accounts payable                                                           18,640         146,536
         Income tax payable                                                         19,219        (19,219)
         Accrued liabilities                                                        12,639         186,511
                                                                               ----------------------------
Net cash used in operating activities                                             (55,254)       (665,246)

INVESTING ACTIVITIES
Purchase of property and equipment                                                (47,870)        (61,727)
Proceeds from disposal of fixed assets                                               5,596               -
                                                                               ----------------------------
Net cash used in investing activities                                             (42,274)        (61,727)

FINANCING ACTIVITIES
Proceeds from line of credit                                                        35,000         802,673
Payments on line of credit                                                        (35,000)       (802,673)
Proceeds from stock issuances                                                      100,000       6,522,895
                                                                               ----------------------------
Net cash provided by financing activities                                          100,000       6,522,895
                                                                               ----------------------------

Increase in cash                                                                     2,472       5,795,922
Cash at beginning of year                                                           20,524          22,996
                                                                               ----------------------------

Cash at end of year                                                             $   22,996    $   5,818,918
                                                                               ============================

Supplemental noncash financing activities:
   January 12, 1999 issuance of 500,000 common
    shares in exchange for shareholder receivable                               $      -      $     250,000
                                                                               ============================

See accompanying notes.

                                Perficient, Inc.

                          Notes to Financial Statements

                                December 31, 1999
           (Information subsequent to December 31, 1999 is unaudited)


1. BUSINESS OVERVIEW

Perficient, Inc. (the "Company") works with Internet software companies by providing them a professional services organization to implement and integrate the software products. The Company effectively operates as an internal services organization. The Company was incorporated on September 17, 1997 in Texas. The Company began operations in 1997 and is structured as a "C" corporation. On May 3, 1999 the Company reincorporated in Delaware.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

Consulting revenues are comprised of revenue from consulting fees recognized on a time and material basis as performed.

ADVERTISING EXPENSE

The cost of advertising is expensed as incurred. Advertising cost for the years ended December 31, 1998 and December 31, 1999 were immaterial to the financial statements.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives, which is three years.

SEGMENTS

The Company considers its business activities as a single segment.

STOCK BASED COMPENSATION

Financial Accounting Standards Board Statement No. 123, Accounting for Stock Based Compensation (FAS 123), prescribed accounting and reporting standards for all stock-based compensation plans, including employee stock options. As allowed by FAS 123, the Company has elected to account for its employee stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB 25).


RECENTLY ISSUED ACCOUNTING STANDARDS

In June 1998, the FASB issued FAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended by FAS 137 which is effective for fiscal years beginning after June 15, 2000. This statement requires companies to record derivatives on the balance sheet as assets or liabilities measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. FAS 133 will be effective for the Company's year ended December 31, 2001. Management believes that this statement will not have a material impact on the Company's financial position or results of operations.

In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB
101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. The application of SAB 101 did not have a material impact on the financial statements of the Company.

In March 1999, the FASB issued an exposure draft entitled "Accounting for Certain Transactions involving Stock Compensation," which is a proposed interpretation of APB 25. However, the exposure draft has not been finalized. Once finalized and issued, the current accounting practices for transactions involving stock compensation may need to change and such changes could affect the Company's future operating results.

3. NET INCOME (LOSS) PER SHARE

The Company follows the provisions of SFAS No. 128, Earnings Per Share. Basic net income (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted-average number of common shares outstanding during the period. Net income per share, assuming dilution, includes the effect of dilutive potential common stock issuable upon exercise of stock options using the treasury stock method.

Diluted net loss per share has not been presented for the year ended December 31, 1999, as the effect of the assumed exercise of stock options and warrants is antidilutive due to the Company's net loss. Total common stock equivalents not included in diluted net loss per share amounted to 251,750 common stock equivalents.

Computations of the net income (loss) per share for the year ended December 31, 1999 are as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                               1998                1999
                                                                             --------------------------------
Numerator:
   Income (loss) from continuing operations - numerator for basic
      earnings per share                                                     $   40,228        $  (1,404,963)

Denominator:
   Denominator for basic earnings per share - weighted-average shares
                                                                              1,750,000            3,000,556
   Effect of dilutive securities:
      Stock options                                                             124,000                   --
                                                                             --------------------------------
   Denominator for diluted earnings per share - adjusted
      weighted-average shares and assumed conversions                         1,874,000            3,000,556
                                                                             ===============================

Basic earnings per share                                                     $     0.02        $       (0.47)
                                                                             ===============================
Diluted earnings per share                                                   $     0.02        $       (0.47)
                                                                             ===============================

4. CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

Cash and accounts receivable potentially expose the Company to concentrations of credit risk. Excess cash is placed with highly rated financial institutions. The Company provides credit, in the normal course of business, to its customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses. The Company generally requires certain up-front payments from customers, and customers can be denied access to services in the event of non-payment. One customer accounted for approximately 100% and 97% of accounts receivable and 91% and 96% of revenues at December 31, 1998 and 1999, and for the years then ended, respectively.

5. EMPLOYEE BENEFIT PLAN

The Company has a qualified 401(k) profit sharing plan available to full-time employees who meet the plan's eligibility requirements. This defined contribution plan permits employees to make contributions up to maximum limits allowed by Internal Revenue Code. The Company, at its discretion, matches a portion of the employee's contribution under a predetermined formula based on the level of contribution and years of vesting services. No contributions were made to the plan in 1998 or 1999. The Company's related costs for the plan during 1998 and 1999 were $1,750 and $1,564, respectively.

6. STOCK OPTIONS

Pro forma information regarding net income is required by SFAS 123, Accounting for Stock Based Compensation, which also requires that the information be determined as if the Company had accounted for its employee stock options granted under the fair value method prescribed by SFAS 123. The fair value for these options was estimated at the date of grant using the Black-Scholes pricing model with the following weighted-average assumptions:

FOR THE YEAR ENDED DECEMBER 31                          1998           1999
--------------------------------------------------------------------------------
Risk-free interest rate                                6.00%          6.00%
Dividend yield                                         0.00%          0.00%
Weighted-average expected life of options             5 years        5 years
Expected volatility                                     .65           .622

The Company has granted stock options to various employees under the terms of the respective employee agreements. The stock options generally vest over three years. The term of each option is ten years from the date of grant.

At December 31, 1998 the Company did not reserve common stock for future issuance and no options were designated as being available for future grants. At December 31, 1999, 2,150,000 shares of common stock were reserved for future issuance and 1,651,666 options were available for future grants.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma compensation expense and net income (loss) is as follows:

                                                  YEAR ENDED DECEMBER 31,
                                                   1998           1999
                                                ---------------------------
Pro forma compensation expense                  $   7,266     $     63,748
Pro forma net income (loss)                     $  32,962     $ (1,468,711)
Pro forma earnings per share - basic
   and diluted                                  $    0.02     $      (0.49)

A summary of changes in common stock options during 1998 and 1999 is as follows:

                                                                       WEIGHTED-
                                                         RANGE OF       AVERAGE
                                                         EXERCISE      EXERCISE
                                            SHARES        PRICES         PRICE
                                            ------------------------------------
Options outstanding at December 31, 1997     80,000    $0.05 -  0.60   $ 0.53
                                            ====================================
Options vested, December 31, 1997               556     0.05 -  0.60     0.53
                                            ====================================
   Options granted                          249,000     0.05 -  0.50     0.40
   Options exercised                              -          -              -
   Options canceled                         (56,667)    0.60             0.40
                                            ------------------------------------
Options outstanding at December 31, 1998    272,334     0.05 -  0.60     0.40
                                            ====================================
Options vested, December 31, 1998            50,222     0.05 -  0.60     0.38
                                            ====================================
   Options granted                          272,000     0.05 -  8.12     4.25
   Options exercised                         (3,333)    0.20             0.20
   Options canceled                         (42,667)    0.20 -  8.12     3.74
                                            ====================================
Options outstanding at December 31, 1999    498,334     0.05 -  8.12     2.22
                                            ====================================
Options vested, December 31, 1999           197,667    $0.05 -  8.12     1.95
                                            ====================================

The following summarizes information related to stock options outstanding at December 31, 1999:

                             OPTIONS OUTSTANDING                       OPTIONS EXERCISABLE
                -----------------------------------------------  --------------------------------
                                                  WEIGHTED
                                                   AVERAGE
    RANGE OF                       WEIGHTED       REMAINING                         WEIGHTED
EXERCISE PRICES                    AVERAGE       CONTRACTUAL                         AVERAGE
                    OPTIONS     EXERCISE PRICE      LIFE             OPTIONS     EXERCISE PRICE
---------------------------------------------------------------  --------------------------------
 $0.05 - $ 0.60     372,334          $0.44       8.69 Years           157,667          $0.42
  3.50               16,000           3.50       9.25 Years                 -              -
  7.50 -  8.125     110,000           8.06       9.68 Years            40,000           8.00
                   --------------------------------------------  --------------------------------
 $0.05 - $8.125     498,334          $2.22       8.92 Years           197,667          $1.95
                   ===========================                   ================================

At December 31, 1998 and 1999, the weighted-average remaining contractual life of outstanding options was 9.54 years and 8.92 years, respectively.

The weighted-average grant-date fair value of options granted is as follows:

                                        YEAR ENDED DECEMBER 31,
                                         1998               1999
                                      -----------------------------
Granted at market prices               $  0.40           $   1.60
Granted at below market prices         $    -            $   5.40

7. LINE OF CREDIT

On July 1, 1999, the Company entered into an agreement with a bank to borrow up to $1,000,000 against qualified accounts receivables with full recourse. Under the contract, the bank shall purchase the accounts receivable under the following terms: 80% of the balance is remitted at the sale date, the rest is remitted upon receipt of the balance due from the customer less finance and administrative fees charged by the bank. The agreement has a one-year term and borrowings under the agreement bear interest at the banks' prime rate. In connection with this agreement, the Company issued warrants to the bank to purchase 3,750 shares at the initial public offering price of $8 per share. As the effect of the warrants are not material to the financial statements, the Company has not discounted the line of credit to separately account for the warrants.

8. INCOME TAXES

As of December 31, 1999, the Company had tax net operating loss carryforwards of approximately $274,000 that will begin to expire in 2019 if not utilized.

Utilization of net operating losses may be subject to an annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses before utilization.

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                                  1998        1999
                                                ---------------------
Current:
   Federal                                      $17,661     $(17,661)
   State                                          1,558       (1,558)
                                                ---------------------
Total current                                    19,219      (19,219)
                                                ---------------------

Deferred:
   Federal                                        7,684       (1,583)
   State                                            678         (110)
                                                ---------------------
Total deferred                                    8,362       (1,693)
                                                ---------------------
                                                $27,581     $(20,912)
                                                =====================

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred taxes as of December 31, 1998 and 1999 are as follows:

                                                        1998         1999
                                                      ----------------------
Deferred tax liabilities:
   Depreciable assets                                 $(6,292)    $  (9,985)
                                                      ----------------------
Total deferred tax liabilities                         (6,292)       (9,985)
                                                      ----------------------
Deferred tax assets:
   Tax carryforwards                                        -       101,265
   Bad debt                                                 -        25,181
   Stock Compensation                                       -        28,121
   Accrued liabilities and other                        4,942        17,364
                                                      ----------------------
Total deferred tax assets                               4,942       171,931
Valuation allowance for deferred tax assets                 -      (161,946)
                                                      ----------------------
Net deferred tax assets                                 4,942         9,985
                                                      ----------------------
Net deferred taxes                                    $(1,350)    $       -
                                                      ======================

The Company has established a valuation allowance equal to the net deferred tax assets due to uncertainties regarding the realization of deferred tax assets based on the Company's lack of earnings history. The valuation allowance increased by approximately $162,000 during 1999.

The Company's provision for income taxes differs from the expected tax expense (benefit) amount computed by applying the statutory federal income tax rate of 34% to income before income taxes as a result of the following:

                                                        1998        1999
                                                      ---------------------
Tax at statutory rate of 34%                          $23,057    $(472,897)
State taxes, net of federal benefit                     1,653      (14,798)
Stock based compensation                                    -      299,200
Permanent items                                         2,288        5,638
Change in valuation allowance                               -      161,945
Other                                                     583            -
                                                      ---------------------
                                                      $27,581    $ (20,912)
                                                      =====================

9. COMMITMENTS AND CONTINGENCIES

The Company leases equipment under an operating lease that expires in 2000. Future lease commitments are as follows:

2000                                                 $  84,606
2001                                                   116,208
2002                                                    70,878
                                                     ---------
Total                                                $ 271,692
                                                     =========

In addition, the Company has entered into a sublease with a related party for office rent. The agreement is month-to-month. For the years ended December 31, 1998 and 1999, the Company recorded rent expense of $16,707 and $88,666, respectively.

10. SUBSEQUENT EVENTS

On January 3, 2000, the Company acquired LoreData, Inc., a Connecticut corporation, and merged LoreData, Inc. into a wholly-owned subsidiary, Perficient Acquisition Corp., a Delaware corporation. Perficient Acquisition Corp. is the surviving corporation to the merger and will continue under the name, "Perficient LoreData, Inc." LoreData, Inc. was a 17 person internet professional services firm based in New London, CT. The Company acquired LoreData for an aggregate purchase price of (i) $385,000 in cash that was paid at closing, (ii) 30,005 shares of common stock, also paid at closing, and (iii) 131,709 shares of common stock that are being held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of January 3, 2000.

On January 14, 2000 the Board of Directors authorized an additional 1,100,000 shares of Common Stock to be available under the Company's Stock Option/Stock Issuance Plan. An additional 50,000 shares of Common Stock were authorized and added to the Plan on February 14, 2000.

On February 7, 2000, the Company completed an $8.1 million private placement of common stock. The Company intends to use the proceeds from the private placement to further accelerate its previously announced acquisition program and for other corporate purposes. A total of 400,000 shares of common stock were issued and sold by the Company, resulting in gross proceeds to the Company of $5.6 million. The private placement was priced at $14 per share. Gilford Securities Incorporated acted as placement agent in connection with the private placement.

On February 16, 2000, the Company entered into an Agreement and Plan of Merger with Compete Inc. ("Compete"), Perficient Compete, Inc., and the shareholders of Compete. The aggregate purchase price of Compete consists of (i) $3,500,000 in cash, (ii) $2,527,500 in promissory notes to be repaid within six months following the closing, (iii) 2,200,000 shares of common stock, of which 1,100,000 shares are subject to adjustment and (iv) the assumption of Compete, Inc.'s outstanding employee options. The closing of the acquisition of Compete is conditioned upon, among other things, obtaining the consent of Perficient's stockholders. Accordingly, there can be no assurance that the acquisition will be completed.

                         Report of Independent Auditors


The Board of Directors
LoreData, Inc.

We have audited the accompanying balance sheets of LoreData, Inc. (the "Company"), as of December 31, 1998 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LoreData, Inc. at December 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.



Austin, Texas
February 17, 2000

                                                              Ernst & Young, LLP

                                 LoreData, Inc.

                                 Balance Sheets


                                                                           DECEMBER 31,
                                                                        1998         1999
                                                                     -----------------------
ASSETS
Current assets:
   Cash                                                              $  17,204    $     -
   Accounts receivable                                                 158,012      128,148
                                                                     -----------------------
Total current assets                                                   175,216      128,148

Property and equipment
   Computer equipment                                                   31,410       91,534
   Software                                                              7,807       18,439
   Furniture and fixtures                                                2,919        4,819
                                                                     -----------------------
                                                                        42,136      114,792
   Accumulated depreciation                                             (6,761)     (35,535)
                                                                     -----------------------
Net property and equipment                                              35,375       79,257

Other assets                                                             1,455        2,729
                                                                     -----------------------
Total assets                                                         $ 212,046    $ 210,134
                                                                     =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                  $  29,229    $  33,279
   Accrued liabilities                                                  50,103       34,015
   Note payable to related party, current portion                            -        3,922
   Obligation under line of credit                                      30,000       39,854
                                                                     -----------------------
Total current liabilities                                              109,332      111,070
Note payable to related party, less current portion                          -       48,968
                                                                     -----------------------
Total liabilities                                                      109,332      160,038

Commitments and contingencies

Stockholders' equity:
   Common stock, no par value; 20,000 shares authorized; 100
      shares issued and outstanding at December 31, 1998 and
      1999, respectively                                                 1,000        1,000
   Additional paid-in capital                                           12,668       12,668
   Note receivable from stockholder                                          -      (53,828)
   Retained earnings                                                    89,046       90,256
                                                                     -----------------------
Total stockholders' equity                                             102,714       50,096
                                                                     -----------------------
Total liabilities and stockholders' equity                           $ 212,046    $ 210,134
                                                                     =======================

See accompanying notes.

                                 LoreData, Inc.

                            Statements of Operations


                                                  YEAR ENDED DECEMBER 31,
                                                   1998           1999
                                                 ------------------------
Total revenue                                    $290,409      $1,348,480

Cost of consulting revenue                        151,527         968,584
                                                 ------------------------
Gross margin                                      138,882         379,896

Selling, general and administrative                49,586         371,421
Interest expense                                        -           7,265

                                                 ------------------------
Net income                                       $ 89,296      $    1,210
                                                 ========================


See accompanying notes.

                                 LoreData, Inc.

                       Statements of Stockholders' Equity




                                       COMMON STOCK                   ADDITIONAL    NOTE RECEIVABLE     RETAINED         TOTAL
                                     ---------------   SUBSCRIPTION    PAID-IN           FROM           EARNINGS      STOCKHOLDERS'
                                     SHARES   AMOUNT    RECEIVABLE     CAPITAL        STOCKHOLDER       (DEFICIT)       EQUITY
                                     ---------------------------------------------------------------------------------------------
Balance at December 31, 1997             -    $1,000   $   (1,000)     $      -       $        -       $     (250)    $      (250)
   Issuance of common stock            100         -        1,000             -                -                -           1,000
   Capital contribution                  -         -            -        12,668                -                -          12,668
   Net income                            -         -            -             -                -           89,296          89,296
                                     ---------------------------------------------------------------------------------------------
Balance at December 31, 1998           100     1,000            -        12,668                -           89,046         102,714
   Issuance of stockholder note          -         -            -             -          (53,828)               -         (53,828)
   Net income                            -         -            -             -                -            1,210           1,210
                                     ---------------------------------------------------------------------------------------------
Balance at December 31, 1999           100    $1,000   $        -      $ 12,668       $  (53,828)      $   90,256     $    50,096
                                     =============================================================================================

See accompanying notes.

                                 LoreData, Inc.

                            Statements of Cash Flows


                                                                           YEAR ENDED DECEMBER 31,
                                                                            1998            1999
                                                                          ------------------------
OPERATING ACTIVITIES
Net income                                                                $   89,296    $   1,210
Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                            6,761       28,774
      Legal fees paid as consideration for capital                             2,668            -
      Changes in operating assets and liabilities:
         Accounts receivable                                                (158,012)      29,864
         Other assets                                                         (1,455)      (1,274)
         Accounts payable                                                     28,979        4,050
         Accrued liabilities                                                  50,103      (16,088)
                                                                          ------------------------
Net cash provided by operating activities                                     18,340       46,536

INVESTING ACTIVITIES
Purchase of property and equipment                                           (42,136)     (72,656)
                                                                          ------------------------
Net cash used in investing activities                                        (42,136)     (72,656)

FINANCING ACTIVITIES
Proceeds from line of credit                                                  30,000       20,000
Payments on line of credit                                                         -      (10,146)
Payments on related party note payable                                             -         (938)
Proceeds from contributed capital                                             10,000            -
Proceeds from stock issuance                                                   1,000            -
                                                                          ------------------------
Net cash provided by financing activities                                     41,000        8,916
                                                                          ------------------------

Change in cash                                                                17,204      (17,204)
Cash at beginning of year                                                          -       17,204
                                                                          ========================
Cash at end of year                                                       $   17,204    $      -
                                                                          ========================

Supplemental noncash financing activities:
   Issuance of note receivable to stockholder                             $        -    $  53,828
                                                                          ========================
   Issuance of note payable to related party                              $       -     $  53,828
                                                                          ========================

See accompanying notes.

                                 LoreData, Inc.

                          Notes to Financial Statements

                                December 31, 1999


1. BUSINESS OVERVIEW

LoreData, Inc. (the "Company") offers Internet systems development, architecture and implementation services, to companies in a wide array of industries. The Company was incorporated on December 17, 1997 in Connecticut, at which time it began operations, and is structured as an "S" corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

Consulting revenues are comprised of revenue from consulting fees recognized on a time and material basis as performed.

ADVERTISING EXPENSE

The cost of advertising is expensed as incurred. Advertising cost for the years ended December 31, 1998 and December 31, 1999 were $13,562 and $14,819, respectively.

COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") 130, Reporting Comprehensive Income, which requires that an enterprise report, by major components and as a single total, the change in its net assets during the period from nonowner sources. The Company adopted SFAS 130 during the year ended December 31, 1998. There was no accumulated other comprehensive gain or loss during 1998 or 1999.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives, which is three to seven years.

INCOME TAXES

The Company has elected to be treated as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended, whereby federal income taxes are the responsibility of the individual shareholders. The Company is subject to state income taxes. Accordingly, the Company provides for state income taxes based on statutory rates.


RECENTLY ISSUED ACCOUNTING STANDARDS

In June 1998, the FASB issued Financial Accounting Standards ("FAS") 133, Accounting for Derivative Instruments and Hedging Activities, as amended by FAS 137 which is effective for fiscal years beginning after June 15, 2000. This statement requires companies to record derivatives on the balance sheet as assets or liabilities measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. FAS 133 will be effective for the Company's year ended December 31, 2001. Management believes that this statement will not have a material impact on the Company's financial position or results of operations.

In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. The application of SAB 101 did not have a material impact on the financial statements of the Company.

In March 1999, the FASB issued an exposure draft entitled "Accounting for Certain Transactions involving Stock Compensation," which is a proposed interpretation of APB 25. However, the exposure draft has not been finalized. Once finalized and issued, the current accounting practices for transactions involving stock compensation may need to change and such changes could affect the Company's future operating results.

3. CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

Cash and accounts receivable potentially expose the Company to concentrations of credit risk. Excess cash is placed with highly rated financial institutions. The Company provides credit, in the normal course of business, to its customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses. One customer accounted for approximately 29% and 44% of accounts receivable and 60% and 53% of revenues at December 31, 1998 and 1999, and for the years then ended, respectively.

4. EMPLOYEE BENEFIT PLAN

On January 1, 1999, the Company adopted a qualified simple profit sharing plan for all full time employees who received a specified amount in any given year. Eligible employees may elect to contribute to the plan based up to certain amounts specified in the plan. The Company, at its discretion, matches 3% of employee contributions up to $6,000 per year. Employer contributions to the plan in 1999 were $14,182. No administrative costs were incurred in conjunction with the plan in 1999.

5. LINE OF CREDIT

The Company has a revolving line of credit with a financial institution that provides maximum borrowings of $50,000 with interest payable at prime plus 1.5% (9.25% and 10.00% at December 31, 1998 and 1999, respectively). The line matures on October 31, 2000 and is guaranteed by the primary stockholder. At December 31, 1998 and 1999, the Company had borrowings against the line of $30,000 and $39,854, respectively.

6. COMMITMENTS AND CONTINGENCIES

The Company leases equipment and facilities under operating leases that expire ratably through 2002. Future lease commitments are as follows:

2000                                                $     16,226
2001                                                       7,084
2002                                                       1,181
                                                    ------------
Total                                               $     24,491
                                                    ============

For the years ended December 31, 1998 and 1999, the Company recorded lease expense of $2,478 and $27,363, respectively. During 1999, approximately $5,000 in lease expense was paid on an operating lease for an automobile used by a shareholder and officer of the Company.

7. RELATED PARTY TRANSACTIONS

During 1998, the Company paid approximately $141,000 in subcontracted labor fees to a related-party company which shares common ownership with the Company. During 1999, the shareholders of the related-party company discontinued operations and the Company hired certain employees of the related-party.

On September 1, 1999 the Company's shareholders entered into an agreement whereby one of the shareholders sold 100% of his common stock to the remaining shareholder for $150,000 in consideration. Consideration consists of a note payable and guaranteed retainer fees.

In conjunction with this agreement, the Company obligated itself to pay the note to the former shareholder. The note bears interest of 7% and specifies for monthly payments of $625 through September 2009. At December 31, 1999 the remaining note balance was $52,896. Future minimum commitments under this agreement are as follows:

2000                                                   $      3,922
2001                                                          4,206
2002                                                          4,509
2003                                                          4,836
2004                                                          5,126

In conjunction with the agreement, the Company also issued a note receivable to the existing shareholder. The note bears 7% interest and is to be paid by the existing shareholder in monthly installments of $625 through September 2009. At December 31, 1999 the remaining note balance was $53,828.

During 1999, the Company paid approximately $55,000 to a former shareholder for consulting services performed on behalf of the Company.

8. SUBSEQUENT EVENTS

On January 3, 2000, the Company was acquired by way of merger with Perficient Acquisition Corp., a Delaware corporation. Perficient Acquisition Corp. is the surviving corporation to the merger and will continue under the name, "Perficient LoreData, Inc." Perficient acquired LoreData for an aggregate purchase price of (i) $385,000 in cash that was paid at closing, (ii) 30,005 shares of Perficient common stock, par value $0.001 per share, also paid at closing, and (iii) 131,709 shares of Perficient common stock that are being held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of January 3, 2000.

                         Report of Independent Auditors

The Board of Directors
Compete, Inc.

We have audited the accompanying balance sheets of Compete, Inc. (the "Company"), as of December 31, 1998 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Compete, Inc. at December 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.



Austin, Texas

February 19, 2000


                                                       Ernst & Young, LLP

                                 Compete, Inc.

                                 Balance Sheets



                                                                               DECEMBER 31,
                                                                          1998             1999
                                                                       -----------------------------
ASSETS
Current assets:
   Cash                                                                $    84,194      $    43,172
   Accounts receivable, net of allowance for doubtful accounts of
      $10,000 and $19,616 in 1998 and 1999                               1,035,368        1,149,214
                                                                       -----------------------------
Total current assets                                                     1,119,562        1,192,386

Property and equipment:
   Computer equipment                                                      279,607          360,991
   Software                                                                 14,183           87,364
   Office equipment                                                         58,995           93,248
                                                                       -----------------------------
                                                                           352,785          541,603
   Accumulated depreciation                                               (167,333)        (296,070)
                                                                       -----------------------------
Net property and equipment                                                 185,452          245,533

Goodwill, net of accumulated amortization of $5,000 and $35,000 at
   December 31, 1998 and 1999                                               85,000           55,000
Other assets                                                                 5,391            8,724

                                                                       -----------------------------
Total assets                                                           $ 1,395,405      $ 1,501,643
                                                                       =============================

                                  Compete, Inc.

                                 Balance Sheets


                                                                            DECEMBER 31,
                                                                     1998               1999
                                                                  ------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accrued liabilities                                            $   251,299      $    128,968
   Accrued payroll                                                    110,794            50,892
   Income tax payable                                                   2,175               855
   Deferred income tax                                                  9,920            14,375
   Deferred revenue                                                    11,950            20,360
   Short-term borrowings                                              315,100           400,000
   Note payable to shareholder                                         54,133                 -
   Current portion of lease obligation                                 47,080            99,757
                                                                  ------------------------------
Total current liabilities                                             802,451           715,207
Lease obligation, net of current portion                               79,948           119,515
                                                                  ------------------------------
Total liabilities                                                     882,399           834,722

Stockholders' equity:
   Common stock, no par value; 3,000,000 and 3,600,000
      shares authorized; 2,700,000 and 2,634,668 shares
      issued and outstanding at December 31, 1998 and
      1999, respectively
                                                                       21,300            20,495
   Less cost of common stock held in treasury, 300,000
      shares in 1998 and 365,332 shares in 1999                      (200,300)         (243,696)
   Additional paid-in capital                                           2,000         4,595,413
   Unearned stock compensation                                              -        (4,593,413)
   Retained earnings                                                  690,006           888,122
                                                                  ------------------------------
Total stockholders' equity                                            513,006           666,921
                                                                  ------------------------------
Total liabilities and stockholders' equity                        $ 1,395,405      $  1,501,643
                                                                  ==============================

See accompanying notes.

                                  Compete, Inc.

                            Statements of Operations


                                                     YEAR ENDED DECEMBER 31,
                                                     1998             1999
                                                  -----------------------------
Revenue                                           $ 4,181,458      $ 6,643,577

Cost of consulting revenue                          2,626,430        4,087,063
                                                  -----------------------------
Gross margin                                        1,555,028        2,556,514

Selling, general and administrative                   973,525        2,149,642

Interest and other                                     13,711           53,694
                                                  -----------------------------
Income before income tax                              567,792          353,178

Income tax expense                                     (8,710)          (3,135)
                                                  -----------------------------
Net income                                        $   559,082      $   350,043
                                                  =============================

See accompanying notes.

                                  Compete, Inc.

                       Statements of Stockholders' Equity




                                         COMMON STOCK         ADDITIONAL       UNEARNED                                  TOTAL
                                    ---------------------      PAID-IN          STOCK       TREASURY     RETAINED     STOCKHOLDERS'
                                     SHARES        AMOUNT      CAPITAL      COMPENSATION      STOCK      EARNINGS       EQUITY
                                    ----------------------------------------------------------------------------------------------
Balance at December 31, 1997
   (Unaudited)                      3,000,000    $ 24,000    $     2,000    $          -    $      -     $ 203,374    $  229,374
   Purchase of treasury stock        (300,000)     (2,700)             -               -     (200,300)           -      (203,000)
   Stockholder distribution                 -           -              -               -            -      (72,450)      (72,450)
   Net income                               -           -              -               -            -      559,082       559,082
                                    ---------------------------------------------------------------------------------------------
Balance at December 31, 1998        2,700,000      21,300          2,000               -     (200,300)     690,006       513,006
   Purchase of treasury stock        (215,332)       (805)             -               -     (144,896)           -      (145,701)
   Net income                               -           -              -               -            -      350,043       350,043
   Issuance stock dividend            150,000           -              -               -      101,500     (101,500)            -
   Deferred stock compensation              -           -      4,593,413      (4,593,413)           -            -             -
   Stockholder distribution                 -           -              -               -            -      (50,427)      (50,427)
                                    ---------------------------------------------------------------------------------------------
Balance at December 31, 1999        2,634,668    $ 20,495    $ 4,595,413    $ (4,593,413)   $(243,696)   $ 888,122    $  666,921
                                    =============================================================================================

See accompanying notes.

                                  Compete, Inc.

                            Statements of Cash Flows


                                                                          YEAR ENDED DECEMBER 31,
                                                                          1998              1999
                                                                       -----------------------------
OPERATING ACTIVITIES
Net income                                                             $    559,082    $    350,043
Adjustments to reconcile net income to net cash provided
   by operating activities:
      Depreciation and amortization                                          86,878         158,737
      Deferred income tax                                                     6,535           4,455
      Changes in operating assets and liabilities:
         Accounts receivable                                               (676,736)       (113,846)
         Other assets                                                          (986)         (3,333)
         Accrued liabilities                                                174,863        (122,331)
         Accrued payroll                                                     54,260         (59,902)
         Income tax payable                                                   2,175          (1,320)
         Deferred revenue                                                    11,950           8,410
                                                                       -----------------------------
Net cash provided by operating activities                                   218,021         220,913

INVESTING ACTIVITIES
Purchase of property and equipment                                          (21,014)        (24,085)
Acquisition                                                                (100,000)              -
                                                                       -----------------------------
Net cash used in investing activities                                      (121,014)        (24,085)

FINANCING ACTIVITIES
Proceeds from issuance of debt                                            1,258,100       1,733,000
Payments on debt                                                         (1,033,000)     (1,648,100)
Principle payments under capital lease obligations                          (32,516)        (72,489)
Payments of shareholder distribution                                        (72,450)        (50,427)
Purchase of treasury stock                                                 (148,867)       (199,834)
                                                                       -----------------------------
Net cash provided by financing activities                                   (28,733)       (237,850)
                                                                       -----------------------------

Increase in cash                                                             68,274         (41,022)
Cash at beginning of year                                                    15,920          84,194
                                                                       -----------------------------
Cash at end of year                                                    $     84,194    $     43,172
                                                                       =============================

Supplemental noncash activities:
   Purchase of treasury stock with note payable to shareholder
                                                                       $     54,133    $         -
                                                                       =============================
   Property and equipment acquired under capital lease obligations
                                                                       $    110,952    $    164,733
                                                                       =============================

See accompanying notes.

                                  Compete, Inc.

                          Notes to Financial Statements

                                December 31, 1999
           (Information subsequent to December 31, 1999 is unaudited)


1. BUSINESS OVERVIEW

Compete, Inc. ("the Company") offers Internet systems development and architecture services, implementation services, and education to companies in a wide array of industries throughout the United States and New Zealand. The Company was incorporated on October 7, 1994 in Illinois, at which time it began operations, and is structured as an "S" Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

Consulting revenues are comprised of revenue from consulting fees and are recognized on a time and material basis as performed.

ADVERTISING EXPENSE

The cost of advertising is expensed as incurred. Advertising cost for years ended December 31, 1998 and December 31, 1999 was $14,375 and $13,321, respectively.

COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") 130, Reporting Comprehensive Income. The Company adopted SFAS 130 during the year ended December 31, 1998. There was no impact to the Company as a result of the adoption of SFAS 130, as there was no difference between net loss and comprehensive loss.

GOODWILL

Goodwill is carried at the lower of unamortized cost or fair value. Management reviews the valuation and amortization of goodwill on a periodic basis, taking into consideration any events or circumstances which may result in diminished fair value. Goodwill is amortized using the straight line method over their estimated life which has been determined to be three years. During 1998 and 1999, the Company incurred approximately $5,000 and $30,000 in amortization expense, respectively.

INCOME TAXES

The Company has elected to be treated as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended, whereby federal income taxes are the responsibility of the individual shareholders. The Company is subject to state income taxes. Accordingly, the Company provides for state income taxes based on statutory rates.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives, which is three years.

SEGMENTS

Effective January 1, 1998, the Company adopted the FASB's SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. The adoption of SFAS 131 did not have a significant effect on the disclosure of segment information as the Company continues to consider its business activities as a single segment.

STOCK BASED COMPENSATION

Financial Accounting Standards Board Statement No. 123, Accounting for Stock Based Compensation ("FAS 123"), prescribed accounting and reporting standards for all stock-based compensation plans, including employee stock options. As allowed by FAS 123, the Company has elected to account for its employee stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25").

RECENTLY ISSUED ACCOUNTING STANDARDS

In June 1998, the FASB issued FAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended by FAS 137, which is effective for fiscal years beginning after June 15, 2000. This statement requires companies to record derivatives on the balance sheet as assets or liabilities measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. FAS 133 will be effective for the Company's year ended December 31, 2001. Management believes that this statement will not have a material impact on the Company's financial position or results of operations.

In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. The application of SAB 101 did not have a material impact on the financial statements of the Company.

In March 1999, the FASB issued an exposure draft entitled "Accounting for Certain Transactions involving Stock Compensation," which is a proposed interpretation of APB 25. However, the exposure draft has not been finalized. Once finalized and issued, the current accounting practices for transactions involving stock compensation may need to change and such changes could affect the Company's future operating results.

3. CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

Cash and accounts receivable potentially expose the Company to concentrations of credit risk, as defined by SFAS 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk. Excess cash is placed with highly rated financial institutions. The Company provides credit, in the normal course of business, to its customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses. At December 31, 1998 and 1999, three customers accounted for approximately 60% of revenues and 24% of accounts receivable, and 57% of revenue and 54% of accounts receivable, respectively.

4. EMPLOYEE BENEFIT PLAN

During 1998, the Company created a qualified 401(k) profit sharing plan available to full-time employees who meet the plan's eligibility requirements. This defined contribution plan permits employees to make contributions up to maximum limits allowed by Internal Revenue Code. The Company, at its discretion, matches a portion of the employee's contribution under a predetermined formula based on the level of contribution and years of vesting service. During 1998 and 1999, the Company made contributions to the plan totaling $9,500 and $26,700, respectively.

5. STOCK OPTIONS

Pro forma information regarding net income is required by SFAS 123, Accounting for Stock Based Compensation, which also requires that the information be determined as if the Company had accounted for its employee stock options granted under the fair value method prescribed by SFAS 123. The fair value for these options was estimated at the date of grant using the Black-Scholes pricing model with the following weighted-average assumptions:

     Risk-free interest rate                                    7.00%
     Dividend yield                                             0.00%
     Weighted-average expected life of options                2.5 years
     Expected volatility                                         .65

The Company has granted stock options to various employees under the terms of the respective employee agreements. The stock options generally vest over two-to-four years. The term of each option is ten years from the date of grant.

At December 31, 1998, the Company did not reserve common stock for future issuance and no options were designated as being available for future grants. At December 31, 1999, 750,000 shares of common stock were reserved for future issuance and 184,652 options were available for future grants.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma compensation expense and net income is as follows:

                                           YEAR ENDED DECEMBER 31,
                                              1998         1999
Pro forma compensation expense             $     156     $ 210,153
Pro forma net income                       $ 558,926     $ 139,890

A summary of changes in common stock options during 1998 and 1999 is as follows:

                                                                       WEIGHTED-
                                                        RANGE OF        AVERAGE
                                                        EXERCISE        EXERCISE
                                            SHARES       PRICES        PRICES
                                          --------------------------------------
Options outstanding December 31, 1997            -    $           -   $       -
                                          --------------------------------------
   Options granted                          60,000                -        0.02
   Options exercised                             -                -           -
   Options canceled                              -                -           -
                                          --------------------------------------
Options outstanding, December 31, 1998      60,000    $        0.02   $    0.02
   Options granted                         505,348    $3.01 - $3.31        3.03
   Options exercised                             -                -           -
   Options canceled                              -                -           -
                                          ======================================
Options outstanding, December 31, 1999     565,348    $0.02 - $3.31   $    2.71
                                          ======================================

5. STOCK OPTIONS (CONTINUED)

At December 31, 1998 and 1999, the weighted-average remaining contractual life of outstanding options was 9.03 years and 9.79 years, respectively. The weighted-average grant-date fair value of options granted during 1998 and 1999 was approximately $0.02 and $12.12 per share, respectively. No options were vested as of December 31, 1998 or 1999.

6. LINE OF CREDIT

During 1998 and 1999, the Company continued to borrow funds under an existing line of credit agreement with a financial institution. The agreement allowed for borrowings up to $500,000 and $750,000 at December 31, 1998 and 1999 respectively, which are secured by all assets of the Company. The line of credit bears interest at the financial institution's prime rate plus one percent, which was 8.75% at December 1998 and 1999. Interest is due monthly until the line matures on June 30, 2000. At December 1998 and 1999, the Company had outstanding balances under the line of credit approximating $315,000 and $400,000 respectively.

7. COMMITMENTS AND CONTINGENCIES

The Company leases its principle office under a noncancelable operating lease agreement that expires in September 2001. Rental expense for all operating leases was approximately $61,362 and $125,000 for the years ended December 31, 1998 and 1999, respectively.

As of December 31, 1999, minimum lease payments under all noncancelable lease agreements were as follows:

                                                 CAPITAL       OPERATING LEASES
                                                 LEASES
                                              ---------------------------------
2000                                          $    128,978      $   147,321
2001                                                95,846          121,048
2002                                                29,721           29,764
2003                                                 4,730            8,169
2004                                                     -            6,127
                                              ---------------------------------
Total minimum lease payments                  $    259,275      $   312,429
                                                                ===========
Less amount representing interest                   40,003
                                              ------------
Present value of minimum lease payments            219,272
Less current portion                                99,757
                                              ------------
Long-term capital lease obligation            $    119,515
                                              ============

In December 1999, the Company entered into capital lease agreements for equipment that was received subsequent to year end. The present value of the future minimum lease commitment related to these capital leases are approximately $45,000. The leases will expire in January 2002.

As of December 31, 1998 and 1999, the Company held approximately $129,000 (net of $41,000 in accumulated depreciation) and $212,000 (net of $122,000 in accumulated depreciation) in fixed asset acquired under capital leases.

8. ACQUISITION

On November 13, 1998, the Company acquired Visual Software Integrations, Inc. ("VSI") for $100,000. The consideration was allocated between computer equipment and goodwill. As a condition of the acquisition, the Company entered into employment agreements with the former owners of VSI which specified bonus payments contingent upon the successful retention of certain former VSI employees. During 1999, the Company recognized expense of $100,000 relating to these agreements. Should future retention goals be met, the Company could potentially be liable for an additional $100,000.

9. INCOME TAXES

The stockholders elected to have the Company treated as a S Corporation under the Internal Revenue Code. Accordingly, the Company does not pay federal corporate tax on its income. The Company's stockholders include their pro rata share of the Company's taxable income in their individual income tax returns. It is the intent of the Company to provide distribution to its stockholders in amounts that are at least sufficient to cover the tax effect that results from the Company's taxable income being included in the stockholders' individual income tax returns.

The Company is subject to state income taxes in certain states which do not recognize S Corporation status. The Company accounts for such state income taxes using the liability method in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities. At December 31, 1999 and 1998, deferred taxes resulted primarily from differences between the book basis and tax basis of accounts receivable, accounts payable, and other accrued liabilities.

10. SUBSEQUENT EVENTS

ACQUISITION OF COMPETE, INC.

On February 16, 2000, the shareholders of the Company entered into an Agreement and Plan of Merger with Perficient, Inc. ("Perficient"). The aggregate purchase price to be paid by Perficient consists of (i) $3,500,000 in cash, (ii) $2,527,500 in promissory notes to be received within six months following the closing, (iii) 2,200,000 shares of Perficient common stock, of which 1,100,000 shares are subject to adjustment and iv) the assumption of the Company's outstanding employee options. The closing of the acquisition of the Company is conditioned upon, among other things, obtaining the consent of Perficient's stockholders. Accordingly, there can be no assurance that the acquisition will be completed.

PROXY                      PERFICIENT, INC.

        The undersigned hereby appoints John T. McDonald, with full power of substitution, as proxy for the undersigned, to attend the special meeting of stockholders of Perficient, Inc. ("Perficient"), to be held at Perficient's offices at 7600-B North Capital of Texas Highway, Austin, Texas, 78731 on May 1, 2000, at 10:00 a.m., or any adjournment thereof, and to vote the number of shares of common stock of Perficient that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:


1. Approval of the issuance of up to 2,200,000 shares of Perficient common stock in connection with the acquisition of Compete Inc. ("Compete") through a merger (the "Merger") of Compete with and into Perficient Compete, Inc., a subsidiary of Perficient (the "Merger Sub"), under an Agreement and Plan of Merger by and among Perficient, the Merger Sub, Compete and the Shareholders of Compete dated as of February 16, 2000.


                |_|FOR            |_|AGAINST          |_|ABSTAIN


2. Approval of an amendment to the 1999 Stock Option/Stock Issuance Plan (the "Employee Plan") to increase the number of shares of Perficient common stock underlying the Employee Plan to 1,850,000 shares.


                |_|FOR            |_|AGAINST          |_|ABSTAIN


3. Approval of such other matters that come before the special meeting of stockholders concerning the Merger and the related matters, or any adjournment thereof, that are required to be approved by the stockholders of Perficient.




                      (Continued and to be signed and dated on the reverse side)

(Continued from other side)

The Proxy will vote as specified herein or, if a choice is not specified, he will vote "For" the proposals set forth in Items 1 and 2.



This Proxy is solicited by the Board of Directors of the Company.


                                        Receipt of the Notice of Special
                                        Meeting of Stockholders Financial
                                        Information, and Proxy Statement dated
                                        April 6, 2000 is hereby acknowledged.


                                        Dated:
                                              ---------------------, ----------

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                                      (Signature)

                                        (Please sign exactly as your name
                                        appears hereon, indicating, where
                                        proper, official position or
                                        representative capacity).